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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Khimmara Greer

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Westwood Quality Value Fund

Westwood Quality MidCap Fund

Westwood Quality SMidCap Fund

Westwood Quality SmallCap Fund

Westwood Quality AllCap Fund

Westwood Total Return Fund

Westwood Income Opportunity Fund

Westwood High Income Fund

Westwood Alternative Income Fund

Westwood SmallCap Growth Fund

Investment Adviser:
Westwood Management Corp.

WESTWOOD FUNDS

TABLE OF CONTENTS

Shareholder Letter	1
Schedules of Investments
Westwood Quality Value Fund	14
Westwood Quality MidCap Fund	16
Westwood Quality SMIDCap Fund	18
Westwood Quality SmallCap Fund	20
Westwood Quality AllCap Fund	22
Westwood Total Return Fund	24
Westwood Income Opportunity Fund	29
Westwood High Income Fund	35
Westwood Alternative Income Fund	40
Westwood SmallCap Growth Fund	48
Statements of Assets and Liabilities	50
Statements of Operations	53
Statements of Changes in Net Assets	56
Financial Highlights	64
Notes to Financial Statements	74
About Your Funds’ Expenses	97
Disclosure Regarding Approval of Investment Advisory Agreement	102
Customer Privacy Notice	105

The Trust files a complete listing of portfolio holdings for the Funds with the U.S. Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The filings are available upon request, by calling 1-877-386-3944. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-386-3944, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ended June 30, 2022 will be available on or about August 31, 2022 without charge upon request by calling 1-877-386-3944, or on the SEC’s website at www.sec.gov.

WESTWOOD FUNDS (Unaudited)

June 24, 2022

Dear Shareholders,

What a Difference Five Months Makes…

At the end of 2021, it was full steam ahead for risk assets. At the time, most of us knew the party had to end sooner or later, but the abruptness of the sentiment shifts certainly shocked more than just the casual investor. The change in momentum was further fueled by simultaneous events: Russia’s invasion of Ukraine, worsening global inflation and a Federal Reserve that enacted one of the most aggressive rate hike trajectories in history. As equities moved lower, high valuation growth stocks, largely tech names, took the worst of the blow, but all major stock indexes have sold off to or passed the widely accepted correction levels by 20% or more. That said, the broad indices don’t always paint a complete picture, and the sharp, broad selloff will uncover opportunities in securities that are deemed “guilty by association,” but have strong value or future growth potential as alibis.

It’s critical, however, that investors acknowledge the headwinds that America faces and with that adjust their approach to the markets with a different set of tactics that may have been applied over the last decade or so. There is no doubt that the current environment is certainly abnormal and, in many ways, unprecedented. When the pandemic hit, governments around the world acted swiftly, and perhaps in overabundance, to combat what seemed like another melt-down type event like what we experienced in 2009. Lawmakers launched tens of trillions of dollars in stimulus money directly to consumers and businesses alike. While their actions did stave off a potentially deep recession (the jury is still out on what would have happened), their actions have had unintended consequences, namely far-reaching inflation, and a hyper-demand rebound on a global supply chain that was crippled by lockdowns, travel and shipping restrictions, and a lack of workers. All of this, and the rate-hike remedies to combat sticky inflation, have resulted in massive financial penalties for consumers in the form of higher borrowing costs, high prices in nearly every consumable good and an obvious blow to sentiment.

We believe that relief is on the way for global supply and retailers, as supply chains either normalize or get re-routed. Some large retailers are already warning of excessive inventories as consumers start to pump the brakes on spending amid what’s already been a stressful couple of years. Now, more than ever, the Federal Reserve (Fed), and White House policy (mainly around energy and taxation), will likely be the deciding factors of whether a soft economic landing can actually be achieved.

Difficult Work for the Fed, and Consumers

At present, the Fed is dealing with record low unemployment and 40-year highs in inflation, setting the stage for their policy intervention. After keeping its benchmark interest rate anchored near zero since the beginning of the pandemic, the Federal Open Market Committee (FOMC) has begun raising interest rates at a break-neck pace, with many experts expecting another six rate hikes in 2022 alone. The trajectory is expected to push the effective federal funds rate somewhere between 2.75% and 3.25% by year end, which would be levels not seen since just before the housing meltdown and Great Recession. With these comparisons, it is obvious why the market is so skittish.

The reality is that a greater level of uncertainty prevails, and investors continue to scour data seeking, hard-to-find clues on where the economy and markets are headed from here. Broad expectations are for the Fed to deliver two more 50bps rate hikes by the time summer is over, but the question is how much tightening they signal thereafter; and obviously, what the effects of their actions will be.

And yes, these hikes have pushed the prime rate and mortgage rates higher, immediately increasing financing costs for many forms of consumer borrowing and credit. This has the potential to be a drag on corporate earnings into the back half of 2022. Currently, we see the risk of a recession in the United State growing; the Fed’s response to GDP contraction will predicate just how deep we go as they could certainly reverse course and cut rates if inflation rates cool during a contraction.

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Eyes on Inflation

Central banks’ reaction to higher energy and food prices will prove difficult to predict, as the magnitude or speed of interest rate rises to combat inflation will have to be delicately balanced to support respective economies. The answer will depend on the extent to which higher energy prices dampen growth or alternatively fuel strong wage rises as workers try to protect their purchasing power amid a tight labor market. At the end of the day, the narrative the FOMC offers can either be solace or stress for both consumers and investors.

The Russia-Ukraine war is another wildcard that will complicate the task and effectiveness of the Fed’s monetary hawkishness. Its effects add to logistical troubles, corporate earnings (as many western companies have withdrawn from doing business in Russia) and food supply and costs. We believe that the conflict is likely to be drawn out, driving headline risk and continued disturbances, both temporary and permanent, in global trade and logistics.

While the risk of vaccine-resistant variants of COVID-19 remain, we continue to believe that the severity and spread of these variants will likely be controlled for most developed nations given the infrastructure and treatment options in place. This should allow for consumer spending, which has been strong, to persist into the second half of 2022.

Global Markets

Accommodative policies remain in effect for most developed nations, though some shifts in those policies may be underway given unique struggles faced. The Federal Reserve has signaled in the U.S. that the current level of monetary stimulus may no longer be warranted and plans to begin to taper their purchases of certain assets as a result. Conversely, in Europe, many of the same headwinds as seen in the U.S. are mounting, such as supply chain disruptions and rising prices from energy to food and more, putting pressure on the consumer. But unlike America, the European Central Bank seems to be in no hurry to reduce their monetary policy accommodations. China is also working hard to emerge from its worst economic slowdown since 2015, which many now believe will lead to additional stimulus through easier monetary policy. These factors, along with a relatively strong economy and rising rates, are pushing the U.S. Dollar higher, which in turn is creating additional earnings headwinds as roughly 40% of the earnings for the S&P 500 are derived outside of the U.S.; and those earnings will be worth less with a strong greenback.

Where Do Markets Head From Here?

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. Now, more than ever, highly tactical and surgical investment techniques, with properly hedged and balanced allocations, will be needed to reduce volatility and produce alpha. As it has for over 30 years, our investment process continues to seek out mispriced opportunities where fundamental analysis can uncover value being missed in the current market environment while maintaining a strong culture of risk management with a focus on mitigating potential downside risks.

Thank you for your trust.

Sincerely,

The Investment Team

The Westwood Funds

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will

WESTWOOD FUNDS (Unaudited)

fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. Investing involves risk, including possible loss of principal. A discussion of each fund’s performance during the semiannual period ending April 30, 2022, is presented below.

Westwood Quality Value Fund

The performance of the Westwood Quality Value Fund for the period ending April 30, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood Quality Value Fund – I Shares (WHGLX)	-3.99%	-6.47%
Westwood Quality Value Fund – A Shares (WWLAX)*	-4.19%	-6.51%
Westwood Quality Value Fund – C Shares (WWLCX)	-4.51%	-6.77%
Russell 1000 Value Index	-3.94%	-6.34%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

Positive stock selection in Health Care, Commercial Services and Energy added to relative performance. Global crude supply shortages and increasing demand helped drive oil and fuel prices higher, and in turn generated alpha in our energy-related holdings such as ConocoPhillips, Valero Energy and EOG Resources. McKesson continued to benefit from strong health care demand and saw Q4 revenues for its U.S. Pharmaceutical and Specialty Solutions jump 14% year over year, and its fourth-quarter earnings results beat consensus estimates, rising 38% year over year. Despite slowing vaccine distribution, Johnson & Johnson moved higher early in the year as the consumer and pharmaceutical segments continued to show relative value. Investors also saw the consumer staple giant as a relative safe haven from increased volatility.

Negative stock selection in Financials and Technology weighed on relative performance. Vertiv Holdings, which is focused on IT/data infrastructure, experienced heavy selling after its fourth- quarter earnings report lagged consensus estimates, while Teradyne, Inc., failed to impress investors (despite fairly strong earnings) with its weaker than expected outlook. Goldman Sachs, Bank of America and Western Alliance Bancorp all experienced headwinds as investor concerns regarding potential credit losses rose as the risk of recession and consumer weakness increased due to inflation and rising interest rates. Shares of Alphabet also fell late in the quarter as investors shifted away from growth stocks as rate-hike trajectories sharpened.

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Westwood Quality MidCap Fund

The performance of the Westwood SmallCap Growth Fund for the period ending April 30, 2022, was as follows:

		2022
	Since Inception	Year to Date
Westwood Quality MidCap Fund – I Shares (WWMCX)	-2.60%	-8.29%
Russell Midcap Value Index	-1.86%	-7.65%

WWMCX Inception Date: 11/30/2021

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

Relative performance was aided by positive stock selection within the Health Care sector and positive allocation to the Energy sector. The top six contributors to return all were scattered throughout different segments of the energy sector. Holdings included Devon Energy, McKesson, Valero, Diamondback, DTE Energy and Freeport-McMoran. Global crude and natural gas supply shortages, along with increasing demand for refined fuel-oils and liquefied natural gas helped drive oil and fuel prices higher, and in turn, helped generate positive returns in our energy-related holdings. Profitability in downstream (delivery to retail customers) has also been, on average, increasing as refiners, marketers and resellers of distillates have seen consumer demand stable even as retail prices rise to record levels.

Unfavorable selection in Consumer Discretionary, as well as unfavorable selection and over-allocation to Materials, detracted from relative performance. Popular consumer delivery company 1-800-FLOWERS.COM saw its revenue drop 1% in its fiscal third quarter as consumers shifted spending in a post-COVID-19 era. Automated test equipment maker, Teradyne, Inc., failed to impress investors (despite fairly strong earnings) with its weaker than expected outlook. And General Motors, along with several of its peers, saw shares turn weaker as inventories rose and consumer demand slowed in the first half of 2022. Dana Corporation, which is a major drivetrain supplier for the automotive industry, also detracted from performance as its revenue is largely tied to the sale of new automobiles globally.

Westwood Quality SMidCap Fund

The performance of the Westwood Quality SMidCap Fund for the period ending April 30, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood Quality SMidCap Fund – I Shares (WHGMX)	-10.21%	-10.92%
Westwood Quality SMidCap Fund – Ultra Shares (WWSMX)	-10.05%	-10.79%
Russell 2500 Value Index	-6.76%	-8.18%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

Positive stock selection in Health Care, Energy and Information Technology, along with allocation tailwinds, aided relative performance. As we’ve seen in the broad market, energy-related holdings in PDC and Magnolia Oil & Gas led to returns as energy prices rose due to global supply shortages and stable demand. First Horizon Corporation also contributed to performance as the regional bank remained isolated from many of the global risks that its larger peers

WESTWOOD FUNDS (Unaudited)

had to endure. The bank was able to focus on consumer lending and leverage rising rates to add to profitability. Despite a modest slowdown in new housing activity in aggregate, the nation’s largest supplier of structural building products, Builders FirstSource, was able to capture regional demand in Texas and other states. The company continues to aggressively capture additional market share and efficiencies through acquisitions.

Negative stock selection in Materials, Financials and Consumer Staples detracted from relative performance. Popular consumer delivery company 1-800-FLOWERS.COM saw its revenue drop 1% in its fiscal third quarter as consumers shifted spending in a post-COVID-19 era. Despite its second highest first quarter revenue reading in history, investment banking firm Perella Weinberg disappointed investors as a reduction in domestic mergers and acquisition activity added concerns about near-term future growth. Slowdowns in the U.S. housing market also had a bearish effect on Masonite International, while increasing costs negatively affected European frozen food company Nomad Foods.

Westwood Quality SmallCap Fund

The performance of the Westwood Quality SmallCap Fund for the period ending April 30, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood Quality SmallCap Fund – I Shares (WHGSX)	-12.27%	-14.60%
Westwood Quality SmallCap Fund – A Shares (WHGAX)*	-12.30%	-14.66%
Westwood Quality SmallCap Fund – C Shares (WHGCX)	-12.66%	-14.85%
Westwood Quality SmallCap Fund – Ultra Shares (WWSYX)	-12.20%	-14.60%
Russell 2000 Value Index	-9.50%	-9.97%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

Positive stock selection in Health Care and Utilities added to relative performance. South Jersey Industries drew added attraction from investors who continued to move into the utility sector as a volatility shelter, while the company was also able to capture profits amid a rising energy cost landscape. Its acquisition by Infrastructure Investment Fund (IIF) remains on track. Holdings in PDC and Whiting Petroleum contributed to returns as energy prices rose due to global supply shortages, stable demand and improved margins. In the face of rising price pressure, Twinkie maker Hostess Brands was still able to best analyst estimates, fueled by demonstrable consumption momentum across its sweet baked goods and cookies portfolio, year over year pricing and favorable investor sentiment toward staples.

Industrials and Financials detracted from relative performance due to unfavorable stock selection. Masonite International experienced earnings pressure as the U.S. housing market, and subsequent demand for its doors decreased in the first half. Triumph Bancorp shares struggled despite a rising rate environment on concerns around consumer health. The company announced a strategic reorganization of its executive management team to better align with future growth priorities. REPAY shares underperformed during the period as future earnings growth and increasing competition came into question.

WESTWOOD FUNDS (Unaudited)

Westwood Quality AllCap Fund

The performance of the Westwood Quality AllCap Fund for the period ending April 30, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood Quality AllCap Fund – I Shares (WQAIX)	-6.66%	-8.04%
Westwood Quality AllCap Fund – Ultra Shares (WQAUX)	-6.52%	-7.94%
Russell 3000 Value Index	-4.30%	-6.57%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March. 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

Relative performance was aided by positive stock selection within the Health Care and Commercial Services sectors. Top individual contributors included McKesson, who continued to benefit from strong health care demand and saw Q4 revenues for its U.S. Pharmaceutical and Specialty Solutions jump 14% year over year, and its fourth-quarter earnings results beat consensus estimates, rising 38% year over year. Despite slowing vaccine distribution, another top contributor, Johnson & Johnson, moved higher early in the year as the consumer and pharmaceutical segments continued to show relative value. Investors also saw the consumer staple giant as a relative safe haven from increased volatility. Surging energy prices at the wholesale and retail levels helped fuel performance in Pioneer Natural Resources, Devon Energy and Freeport-McMoran.

Unfavorable selection and allocation in Industrials and Financials detracted from relative performance. Top individual detractors included Vertiv Holdings, which is focused on IT/data infrastructure and experienced heavy selling after its fourth-quarter earnings report lagged consensus estimates. Despite its second-highest, first-quarter revenue reading in history, investment banking firm Perella Weinberg disappointed investors as a reduction in domestic mergers and acquisition activity added concerns about near-term future growth. And as car inventories grew, and auto demand waned from pandemic highs, IAA Inc. failed to gather bullish momentum. Along those same lines, Aptiv PLC saw its shares come under pressure as investors grew concerned that the current auto cycle has peaked, especially in the face of $5 per gallon fuel in the U.S.

Westwood Total Return Fund

The performance of the Westwood Total Return Fund for the period ending April 30, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood Total Return Fund – I Shares (WLVIX)	-8.96%	-9.61%
Westwood Total Return Fund – A Shares (WWTAX)*	-9.10%	-9.68%
Westwood Total Return Fund – C Shares (WTOCX)	-9.49%	-9.98%
60% S&P 500 Index / 40% Bloomberg U.S. Aggregate Bond Index	-9.46%	-11.48%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be

WESTWOOD FUNDS (Unaudited)

worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Total Return Fund was formerly known as Westwood Low Volatility Fund. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019, may have differed had the Fund’s current investment strategy been in effect.

Market Commentary

Selling pressure in domestic and global markets shifted away from pandemic-related fears to growing inflation and rising interest rates now taking a toll on consumers. The consensus of economists now believes that an economic contraction is increasingly likely as the Federal Reserve may be unable to deliver a soft landing. With global supply chains already stressed, the Russia-Ukraine war not only added a highly volatile risk component to food and energy prices, it also created massive material changes in global trade routes and policies. This effect, along with dramatic shifts in the monetary policies of the world’s largest economies, leaves investors with an increasingly cloudy outlook. Ironically, 2019 had seen the largest easing in monetary policy by global central banks since the 2008 financial crisis, and 2022 may prove to be the largest tightening (at least domestically). Risk continues to be more “off,” with a flight to high- quality, value and/or dividend equities likely to remain for the foreseeable future. Given the broader breakdown of equity valuation, strategic investors can use market disconnections to uncover value and/or quasi-arbitrage opportunities while the masses revalue and reassess fair value and risk.

We remain tilted toward the lower duration range in bonds and are staying cautious in both equities and bonds, incrementally adding based on quality and fundamentals. The opportunity within credit is particularly encouraging, with certain quality tranches trading at spreads on the higher end of their historical ranges (i.e., they are relatively inexpensive).

Fund Performance

The Fund provided a positive return relative to its blended benchmark, driven in large part by asset allocation, with a slight tilt toward equities during the period.

Within the energy sector, shares of Devon Energy Corp. and Energy Transfer LP rose on the strength of higher natural gas and oil prices, and expectations of a colder-than-normal winter. Within Communication Services, our underweight position relative to the benchmark was a key factor, as the stocks in the index fell by more than 25%. Our positions in Consumer Discretionary were a net positive for the Fund, for somewhat unusual reasons. Equity holding amazon.com fell by more than 25% in the period, as investors began to price in the likelihood of slowing consumer spending. However, our underweight position in that stock, relative to the benchmark, was a net positive for the Fund. Finally, health care company Bristol Myers Squibb performed well in the period, rising after strong results for some experimental cancer treatments and acquisitions.

Our bond positions, generally, were a drag on performance during the period. As interest rates began to rise at the end of the period, investors reassessed their appetite for risk. In this type of environment, investment grade bonds tend to outperform high yield bonds, given the additional credit risk on high yield paper. Several short-term bonds held by the Fund, including those issued by Alarm.com Holdings, Expedia Group and MongoDB, Inc., were significant detractors to returns in the period.

Some equity positions were detrimental to total return as well. Positions in the Financials sector struggled as the Fed began to raise short-term interest rates, increasing the cost of capital for businesses and likely slowing down lending and other financial activity. Shares of banks like JP Morgan Chase, Citigroup and Truist Financial Corp. were among the laggards for the period.

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Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending April 30, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood Income Opportunity Fund – I Shares (WHGIX)	-8.84%	-9.39%
Westwood Income Opportunity Fund – A Shares (WWIAX)*	-8.97%	-9.53%
Westwood Income Opportunity Fund – C Shares (WWICX)	-9.26%	-9.73%
Bloomberg U.S. Aggregate Bond Index	-9.47%	-9.50%
S&P 500 Index	-9.65%	-12.92%
Blended Benchmark**	-10.78%	-11.88%

*	Without sales charge

**	40% S&P 500 Index / 60% Bloomberg U.S. Aggregate Bond Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

Market Commentary

Selling pressure in domestic and global markets shifted away from pandemic-related fears to growing inflation and rising interest rates now taking a toll on consumers. The consensus of economists now believes that an economic contraction is increasingly likely as the Federal Reserve may be unable to deliver a soft landing. With global supply chains already stressed, the Russia-Ukraine war not only added a highly volatile risk component to food and energy prices, it also created massive material changes in global trade routes and policies. This effect, along with dramatic shifts in the monetary policies of the world’s largest economies leaves investors with an increasingly cloudy outlook. Ironically, 2019 had seen the largest easing in monetary policy by global central banks since the 2008 financial crisis, and 2022 may prove to be the largest tightening (at least domestically). Risk continues to be more “off,” with a flight to high- quality, value and/or dividend equities likely to remain for the foreseeable future. Given the broader breakdown of equity valuation, strategic investors can use market disconnections to uncover value and/or quasi-arbitrage opportunities while the masses revalue and reassess fair value and risk.

We remain tilted toward the lower duration range in bonds and are staying cautious in both equities and bonds, incrementally adding based on quality and fundamentals. The opportunity within credit is particularly encouraging, with certain quality tranches trading at spreads on the higher end of their historical ranges (i.e., they are relatively inexpensive).

Fund Performance

The Fund declined by 8.84% in the period primarily due to higher levels of exposure in fixed income. This was offset by positive contributions from equity holdings across the Energy and Consumer Staples sectors. Equity exposure overall was reduced meaningfully during 2020, with proceeds redeployed into opportunities in dislocated markets, including convertible bonds, mortgage-backed securities, and corporate bond and rotations within equity allocation.

Energy stocks were one of the bright spots for the period, supported by higher oil and natural gas prices, leading to higher gasoline prices for consumers. Exxon Mobil, Energy Transfer LP and Baker Hughes Co. each handle a different

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portion of the energy value chain — Exxon Mobil is an integrated oil company, Energy Transfer focuses on pipelines and Baker Hughes is involved in oilfield services — and all performed well during the period. Newmont Corp., a mining company that focuses on gold but also mines industrial material such as copper and lead, gained over 50% during the period, driven in large part by increased earnings from higher gold and copper prices.

As the equity market began to fall from its peak in early January, shares of financial companies were generally hit the hardest. Our position in shares of large banks Citigroup Inc. and JP Morgan Chase & Co. were detractors to performance, as investors began to price in slower future earnings and loan growth due to higher interest rates. Investment bank Moelis & Co. also struggled, given the likely impact of higher interest rates on their business, including mergers and acquisitions, initial public offerings and other activities. PayPal Holdings was another detractor during the period, as the stock fell significantly following their report of slowing transaction growth, reduced profitability and corporate restructuring to reduce headcount.

Westwood High Income Fund

The performance of the Westwood High Income Fund for the period ending April 30, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood High Income Fund – I Shares (WHGHX)	-7.39%	-8.15%
Westwood High Income Fund – A Shares (WSDAX)*	-7.47%	-8.27%
Westwood High Income Fund – C Shares (WWHCX)	-7.85%	-8.48%
80% Bloomberg U.S. Aggregate Bond Index / 20% S&P 500 Index	-9.43%	-10.14%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

The Westwood High Income Fund was formerly known as Westwood Short Duration High Yield. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019, may have differed had the Fund’s current investment strategy been in effect.

Market Commentary

Selling pressure in domestic and global markets shifted away from pandemic-related fears to growing inflation and rising interest rates now taking a toll on consumers. The consensus of economists now believes that an economic contraction is increasingly likely as the Federal Reserve may be unable to deliver a soft landing. With global supply chains already stressed, the Russia-Ukraine war not only added a highly volatile risk component to food and energy prices, it also created massive material changes in global trade routes and policies. This effect, along with dramatic shifts in the monetary policies of the world’s largest economies leaves investors with an increasingly cloudy outlook. Ironically, 2019 had seen the largest easing in monetary policy by global central banks since the 2008 financial crisis, and 2022 may prove to be the largest tightening (at least domestically). Risk continues to be more “off,” with a flight to high- quality, value and/or dividend equities likely to remain for the foreseeable future. Given the broader breakdown of equity valuation, strategic investors can use market disconnections to uncover value and/or quasi-arbitrage opportunities while the masses revalue and reassess fair value and risk.

WESTWOOD FUNDS (Unaudited)

We remain tilted toward the lower duration range in bonds and are staying cautious in both equities and bonds, incrementally adding based on quality and fundamentals. The opportunity within credit is particularly encouraging, with certain quality tranches trading at spreads on the higher end of their historical ranges (i.e., they are relatively inexpensive).

Fund Performance

The Fund declined by -7.39% during the period, driven in large part by the allocation to fixed income, primarily the allocation to investment grade bonds. Our exposure to stocks was beneficial, as our stock portfolio produced a small gain on the period. On a relative basis, our stock exposure was responsible for substantially all of our outperformance compared to our blended benchmark.

Within the portfolio, our top contributors included a mining company, two health care companies, an energy firm and a consumer discretionary name. Newmont Corp., a mining company that focuses on gold but also mines industrial material such as copper and lead, gained over 50% during the period, driven in large part by increased earnings from higher gold and copper prices. Bristol Myers Squibb and Amgen, Inc. both advanced on largely company-specific news; Amgen continues to see positive results in their oncology drug pipeline, leading to strong earnings growth. EOG Resources, which develops, produces and markets oil and natural gas, has fared well amid rising oil and natural gas prices, expanding production and maintaining tight controls on costs. Last, Altria Corp. has fared well in an inflationary environment as it has been able to increase prices and pass on higher input costs to consumers.

The investment grade bond portion of the Fund was the primary detractor to returns in the period, though it was difficult to pin the problem on a single security. Our exposure to BBB-rated securities was hampered as interest rates began to rise: Investors fled longer-dated bonds and moved toward the short end of the yield curve, causing prices of bonds on the long end to decline. We typically pursue a barbell strategy, holding equal amounts on the long and short end of the curve, so that price increases on short-dated securities (less than five years to maturity) will balance out price declines on long-dated securities (10 or more years to maturity) over time. We shortened our duration during the period to reduce interest rate risk.

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the period ending April 30, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood Alternative Income Fund – I Shares (WMNIX)	-2.33%	-2.00%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	-2.28%	-1.97%
Westwood Alternative Income Fund – A Shares (WMNAX)*	-2.35%	-2.05%
Westwood Alternative Income Fund – C Shares (WWACX)	-2.68%	-2.22%
FTSE 1-Month Treasury Bill	0.04%	0.02%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

Prior to Nov. 1, 2019, the Westwood Alternative Income Fund was formerly known as the Westwood Market Neutral Fund. As of Nov. 1, 2019, the Fund began following the Sensible FeesTM framework.

WESTWOOD FUNDS (Unaudited)

Over the past six months, the market’s appetite for risk has waned. The combination of global supply issues, rising energy costs, the war in Ukraine and the Federal Reserve’s penchant for staving off inflation in the United States has global investors confused about where best to put money to work. As a result, the S&P 500 Index has declined by over 9.5% and the U.S. 10-Year Note Yield has increased by 138 basis points leaving U.S. investors with few places to turn. Equity volatility, as measured by the CBOE VIX index, has doubled over this time period, demonstrating the concern for risk asset valuations as the zero-interest-rate policy has left the building. The Fed has admitted that they were wrong regarding inflationary pressures being transitory and are now playing catch-up. Some of the biggest questions that have the markets on edge is: How far will the Fed go to tamp down inflation? Will they succeed? Will they overshoot and push the U.S. economy into recession? Will the draining of liquidity be effective in fighting the cost-push inflation that we are experiencing? These are all questions that the market is dealing with in typical fashion — sell first and ask questions later.

We believe that we are well positioned in the Alternative Income Fund as the strategy seeks to profit from market swings and lack of conviction. The portfolio holds short- dated convertibles and fixed income securities that have limited sensitivity to rising rates and declining equities. At the same time, we are long equity volatility that has sprung to life.

Within the fixed income yield book, our holdings performed in line as both investment grade and high yield sold off. Credit spreads did widen as risk asset liquidity became scarce, but we were positioned in higher grade and low duration names.

The convertible arbitrage strategy held up well relative to other asset classes as the long volatility component offset the negative rate and liquidity pressures. Convertible valuations declined as the hunt for liquidity impacted all asset classes. Gamma trading opportunities added value as the equity markets have made several attempts to rebound, only to end lower. Activity in the primary market has come to a halt following the lead of the high yield market.

Macro tail hedges added value as both the equity markets were risk off and rates were higher across the curve. We continue to monitor and systematically adjust these positions for maximum Fund flexibility, and as a means of capital preservation during periods of market volatility.

Westwood SmallCap Growth Fund

The performance of the Westwood SmallCap Growth Fund for the period ending April 20, 2022, was as follows:

		2022
	6 Months	Year to Date
Westwood SmallCap Growth Fund – I Shares (WSCIX)	-15.82%	-15.59%
Russell 2000 Growth Index	-26.77%	-23.35%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

Strong relative performance was aided by positive stock selection within Health Care and Financials. Top individual contributors included Krystal Biotech, as shares remained strong following the successful completion of GEM-3 pivotal trial. The company is also on track to file BLA for VYJUVEK™ for the treatment of dystrophic epidermolysis bullosa, with MAA filing anticipated in the back half of 2022. Wellhead and fracking company Cactus Inc. benefited from skyrocketing crude and natural gas prices, while health care company LHC Group delivered strong earnings

WESTWOOD FUNDS (Unaudited)

results that bested analysts’ estimates. HealthEquity Inc. shares also climbed in the period on strong sales and better-than-expected revenue forecasts as it is uniquely positioned in the HSA (Healthcare Savings Account) space.

Unfavorable selection in Utilities and slightly in Consumer Staples detracted from relative performance. Top individual detractors included NeoGenomics, Inc., which saw its CEO depart suddenly, likely under pressure after poor stock performance and guidance. Tactile Systems reported a wider-than-expected loss for the first quarter, prompting investors to sell. GrowGeneration also saw its net sales decline 9.2% as the industry as a whole softened. The CEO cited macro headwinds and growing competition. Rounding out the detractors was Power Integrations, which has seen its share price decline as its technology failed to impress the majority of investors who still see risks in the semiconductor sector.

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1.877.386.3944. Read the prospectus carefully before investing or sending money.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-386-3944.

An investor should consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The fund’s prospectus contains this and other important information. To obtain a copy of the fund’s prospectus please visit the fund’s website at www.westwoodfunds.com or call 1-877-386-3944 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the fund, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of April 30, 2022, please see the Schedules of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alpha is the measure of risk adjusted performance.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Gamma is the rate of change for delta with respect to the underlying asset’s price. Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying assets.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

Russell 2000 Value Index is a broadly diversified index predominantly made up of value stocks of small U.S. companies.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

WESTWOOD QUALITY VALUE FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 97.9%

	Shares	Value
Communications — 6.8%
Internet Media & Services — 2.2%
Alphabet, Inc. - Class A (a)	2,546	$5,810,456

Telecommunications — 4.6%
AT&T, Inc.	290,987	5,488,015
T-Mobile US, Inc. (a)	55,487	6,832,669
		12,320,684
Consumer Discretionary — 3.0%
Retail - Discretionary — 3.0%
Home Depot, Inc. (The)	19,249	5,782,400
O’Reilly Automotive, Inc. (a)	3,886	2,357,053
		8,139,453
Consumer Staples — 9.4%
Beverages — 2.2%
PepsiCo, Inc.	33,946	5,828,868

Food — 2.1%
McCormick & Company, Inc.	56,608	5,693,067

Retail - Consumer Staples — 5.1%
Dollar General Corporation	23,027	5,469,603
Walmart, Inc.	54,575	8,349,429
		13,819,032
Energy — 7.8%
Oil & Gas Producers — 7.8%
Chevron Corporation	24,343	3,813,818
ConocoPhillips	71,401	6,820,223
EOG Resources, Inc.	47,690	5,568,284
COMMON STOCKS — continued

	Shares	Value
Energy — continued
Oil & Gas Producers — continued
Valero Energy Corporation	42,724	$4,762,872
		20,965,197
Financials — 20.3%
Asset Management — 3.3%
Blackstone, Inc.	43,836	4,452,423
Charles Schwab Corporation (The)	66,065	4,382,091
		8,834,514
Banking — 6.1%
Bank of America Corporation	207,628	7,408,167
PNC Financial Services Group, Inc. (The)	29,135	4,839,324
Western Alliance Bancorp	53,271	4,054,456
		16,301,947
Institutional Financial Services — 4.9%
Goldman Sachs Group, Inc. (The)	26,221	8,010,253
Intercontinental Exchange, Inc.	43,905	5,084,638
		13,094,891
Insurance — 6.0%
American International Group, Inc.	92,854	5,432,887
Berkshire Hathaway, Inc. - Class B (a)	16,587	5,354,781
Progressive Corporation (The)	50,446	5,415,883
		16,203,551
Health Care — 14.7%
Biotech & Pharma — 5.5%
Gilead Sciences, Inc.	94,466	5,605,612
Johnson & Johnson	50,661	9,142,284
		14,747,896
Health Care Facilities & Services — 6.7%
CVS Health Corporation	57,152	5,494,022
McKesson Corporation	8,699	2,693,297
UnitedHealth Group, Inc.	19,165	9,746,361
		17,933,680
Medical Equipment & Devices — 2.5%
Becton, Dickinson and Company	27,588	6,819,478

Industrials — 11.0%
Aerospace & Defense — 1.9%
L3Harris Technologies, Inc.	22,709	5,274,392

Diversified Industrials — 5.2%
Eaton Corporation plc	56,588	8,206,392
Honeywell International, Inc.	29,616	5,730,992
		13,937,384
Electrical Equipment — 1.4%
Veritiv Holdings Company	299,943	3,758,286

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY VALUE FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Transportation & Logistics — 2.5%
Union Pacific Corporation	28,251	$6,618,927

Materials — 1.7%
Chemicals — 1.7%
Huntsman Corporation	136,171	4,612,112

Real Estate — 6.2%
REITs — 6.2%
Alexandria Real Estate Equities, Inc.	28,667	5,221,980
Prologis, Inc.	33,389	5,351,923
VICI Properties, Inc.	202,087	6,024,214
		16,598,117
Technology — 12.9%
Semiconductors — 4.2%
Microchip Technology, Inc.	76,386	4,980,367
Teradyne, Inc.	60,524	6,382,861
		11,363,228
Software — 2.8%
Microsoft Corporation	27,424	7,610,708

Technology Hardware — 2.0%
Cisco Systems, Inc.	106,857	5,233,856

Technology Services — 3.9%
CACI International, Inc. - Class A (a)	19,478	5,167,514
Visa, Inc. - Class A	25,179	5,366,400
		10,533,914
COMMON STOCKS — continued

	Shares	Value
Utilities — 4.1%
Electric Utilities — 4.1%
DTE Energy Company	46,689	$6,118,127
NextEra Energy, Inc.	67,660	4,805,213
		10,923,340
Total Common Stocks
(Cost $222,141,248)		$262,976,978

MONEY MARKET FUNDS — 2.1%
SEI Daily Income Trust, Government Fund - Class F, 0.15% (b) (Cost $5,733,366)	5,733,366	$5,733,366

Investments at Value — 100.0%
(Cost $227,874,614)		$268,710,344

Other Assets in Excess of Liabilities — 0.0% (c)		108,840

Net Assets — 100.0%		$268,819,184

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2022.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 97.8%

	Shares	Value
Communications — 1.0%
Cable & Satellite — 1.0%
Cable One, Inc.	4	$4,665

Consumer Discretionary — 11.5%
Apparel & Textile Products — 0.9%
Skechers U.S.A., Inc. - Class A (a)	111	4,252

Automotive — 1.4%
Dana, Inc.	467	6,916

Home & Office Products — 1.0%
Scotts Miracle-Gro Company (The)	46	4,781

Home Construction — 4.0%
Armstrong World Industries, Inc.	84	7,111
Masonite International Corporation (a)	67	5,194
PulteGroup, Inc.	171	7,141
		19,446
Leisure Facilities & Services — 4.2%
Darden Restaurants, Inc.	78	10,275
Texas Roadhouse, Inc.	125	10,291
		20,566
Consumer Staples — 7.3%
Beverages — 2.1%
Constellation Brands, Inc. - Class A	41	10,090
COMMON STOCKS — continued

	Shares	Value
Consumer Staples — continued
Food — 5.2%
Darling Ingredients, Inc. (a)	74	$5,431
Hostess Brands, Inc. (a)	376	8,531
McCormick & Company, Inc.	112	11,264
		25,226
Energy — 8.0%
Oil & Gas Producers — 8.0%
Devon Energy Corporation	127	7,388
Diamondback Energy, Inc.	101	12,749
PDC Energy, Inc.	134	9,345
Valero Energy Corporation	87	9,699
		39,181
Financials — 12.9%
Asset Management — 3.5%
Blue Owl Capital, Inc.	419	4,998
LPL Financial Holdings, Inc.	63	11,836
		16,834
Banking — 3.9%
Pinnacle Financial Partners, Inc.	81	6,282
Synovus Financial Corporation	113	4,694
Veritex Holdings, Inc.	252	8,278
		19,254
Institutional Financial Services — 1.8%
Intercontinental Exchange, Inc.	76	8,802

Insurance — 3.7%
Arch Capital Group Ltd. (a)	184	8,403
Ryan Specialty Group Holdings, Inc. - Class A (a)	262	9,692
		18,095
Health Care — 8.6%
Health Care Facilities & Services — 4.8%
Centene Corporation (a)	139	11,197
McKesson Corporation	40	12,384
		23,581
Medical Equipment & Devices — 3.8%
Cooper Companies, Inc. (The)	24	8,665
ICU Medical, Inc. (a)	45	9,629
		18,294
Industrials — 5.9%
Electrical Equipment — 2.1%
Fortive Corporation	177	10,177

Machinery — 3.8%
AGCO Corporation	75	9,555
Middleby Corporation (The) (a)	58	8,926
		18,481

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Materials — 8.2%
Chemicals — 2.9%
Albemarle Corporation	40	$7,713
Huntsman Corporation	194	6,571
		14,284
Construction Materials — 0.7%
Cemex S.A.B. de C.V. - ADR (a)	804	3,537

Containers & Packaging — 2.3%
WestRock Company	224	11,095

Forestry, Paper & Wood Products — 2.3%
UFP Industries, Inc.	146	11,296

Real Estate — 12.4%
REITs — 12.4%
Alexandria Real Estate Equities, Inc.	54	9,837
Americold Realty Trust	364	9,602
National Retail Properties, Inc.	223	9,776
STAG Industrial, Inc.	252	9,405
Urban Edge Properties	577	10,784
VICI Properties, Inc.	363	10,821
		60,225
Technology — 12.0%
Semiconductors — 5.8%
Microchip Technology, Inc.	136	8,867
Rambus, Inc. (a)	394	9,815
Teradyne, Inc.	89	9,386
		28,068
Software — 1.9%
Tyler Technologies, Inc. (a)	24	9,473

Technology Services — 4.3%
CACI International, Inc. - Class A (a)	43	11,408
Science Applications International Corporation	113	9,405
		20,813
Utilities — 10.0%
Electric Utilities — 10.0%
Alliant Energy Corporation	174	10,233
CMS Energy Corporation	192	13,188
DTE Energy Company	100	13,104
Evergy, Inc.	180	12,213
		48,738
Total Common Stocks
(Cost $489,761)		476,170
MONEY MARKET FUNDS — 0.4%

	Shares	Value
First American Treasury Obligations Fund - Class X, 0.28% (b) (Cost $1,866)	1,866	$1,866

Investments at Value — 98.2%
(Cost $491,627)		$478,036

Other Assets in Excess of Liabilities — 1.8%		8,817

Net Assets — 100.0%		$486,853

ADR - American Depositary Receipt

S.A.B d e C.V. - Societe Anonima Bursatil de Capital Variable

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.7%

	Shares	Value
Communications — 1.9%
Entertainment Content — 1.9%
Madison Square Garden
Entertainment Corporation (a)	80,131	$5,869,596

Consumer Discretionary — 12.5%
Automotive — 1.2%
Holley, Inc. (a)	333,784	3,518,084

Home Construction — 1.9%
Armstrong World Industries, Inc.	69,363	5,872,272

Leisure Facilities & Services — 3.1%
Jack in the Box, Inc.	71,182	5,891,022
Texas Roadhouse, Inc.	40,139	3,304,644
		9,195,666
Leisure Products — 1.0%
Callaway Golf Company (a)	137,914	3,025,833

Retail - Discretionary — 3.2%
Academy Sports & Outdoors, Inc.	84,175	3,144,778
Builders FirstSource, Inc. (a)	103,818	6,392,074
		9,536,852
Wholesale - Discretionary — 2.1%
IAA, Inc. (a)	176,457	6,467,149

Consumer Staples — 5.6%
Food — 5.6%
Hostess Brands, Inc. (a)	280,857	6,372,645
COMMON STOCKS — continued

	Shares	Value
Consumer Staples — continued
Food — continued
J & J Snack Foods Corporation	41,582	$6,224,826
Nomad Foods Ltd. (a)	220,772	4,075,451
		16,672,922
Energy — 7.5%
Oil & Gas Producers — 7.5%
Diamondback Energy, Inc.	58,362	7,367,035
Magnolia Oil & Gas Corporation -
Class A	312,714	7,267,473
PDC Energy, Inc.	112,159	7,821,969
		22,456,477
Financials — 18.4%
Asset Management — 1.9%
LPL Financial Holdings, Inc.	30,161	5,666,347

Banking — 10.1%
Pinnacle Financial Partners, Inc.	75,005	5,816,638
Simmons First National Corporation - Class A	287,515	6,862,983
Texas Capital Bancshares, Inc. (a)	115,276	5,920,575
Triumph Bancorp, Inc. (a)	44,086	3,061,332
Western Alliance Bancorp	35,034	2,666,438
Wintrust Financial Corporation	69,534	6,071,709
		30,399,675
Institutional Financial Services — 1.4%
Perella Weinberg Partners	547,262	4,219,390

Insurance — 3.1%
International General Insurance
Holdings Ltd.	396,987	3,005,191
Voya Financial, Inc.	97,163	6,134,872
		9,140,063
Specialty Finance — 1.9%
MGIC Investment Corporation	433,296	5,658,846

Health Care — 8.0%
Medical Equipment & Devices — 8.0%
Envista Holdings Corporation (a)	76,102	3,015,161
ICU Medical, Inc. (a)	20,785	4,447,782
Integer Holdings Corporation (a)	59,501	4,472,690
Integra LifeSciences Holdings Corporation (a)	98,972	6,053,128
Merit Medical Systems, Inc. (a)	95,193	5,902,918
		23,891,679
Industrials — 11.1%
Aerospace & Defense — 1.9%
Moog, Inc. - Class A	73,641	5,881,707

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Electrical Equipment — 2.2%
Hubbell, Inc.	33,406	$6,526,196

Industrial Intermediate Products — 1.0%
AZZ, Inc.	66,985	3,057,195

Machinery — 5.0%
AGCO Corporation	45,286	5,769,436
Albany International Corporation - Class A	80,372	6,286,698
Middleby Corporation (The) (a)	18,437	2,837,270
		14,893,404
Transportation & Logistics — 1.0%
Alaska Air Group, Inc. (a)	56,112	3,051,932

Materials — 7.8%
Chemicals — 2.4%
Ecovyst, Inc.	708,066	7,123,144

Construction Materials — 2.1%
Eagle Materials, Inc.	51,781	6,385,633

Containers & Packaging — 1.2%
WestRock Company	74,173	3,673,788

Metals & Mining — 2.1%
Encore Wire Corporation	28,760	3,244,416
Livent Corporation (a)	139,892	2,988,093
		6,232,509
Real Estate — 12.3%
Real Estate Owners & Developers — 2.0%
Radius Global Infrastructure, Inc. - Class A (a)	479,856	5,959,812

REITs — 10.3%
Alexander & Baldwin, Inc.	45,907	973,229
American Assets Trust, Inc.	170,564	6,242,642
Americold Realty Trust	233,806	6,167,802
National Retail Properties, Inc.	134,269	5,886,353
STAG Industrial, Inc.	155,612	5,807,440
Urban Edge Properties	312,419	5,839,111
		30,916,577
Technology — 9.3%
Semiconductors — 2.1%
Rambus, Inc. (a)	246,641	6,143,827
COMMON STOCKS — continued

	Shares	Value
Technology — continued
Technology Hardware — 2.8%
ADTRAN, Inc.	239,263	$4,160,784
Viavi Solutions, Inc. (a)	299,789	4,298,974
		8,459,758
Technology Services — 4.4%
CACI International, Inc. - Class A (a)	26,841	7,120,917
Science Applications International Corporation	73,360	6,105,753
		13,226,670
Utilities — 5.3%
Electric Utilities — 5.3%
Alliant Energy Corporation	104,288	6,133,177
IDACORP, Inc.	62,933	6,619,293
NorthWestern Corporation	55,549	3,149,073
		15,901,543
Total Common Stocks
(Cost $293,960,384)		$299,024,546

MONEY MARKET FUNDS — 0.3%
SEI Daily Income Trust, Government Fund - Class F, 0.15% (b) (Cost $887,293)	887,293	$887,293

Investments at Value — 100.0%
(Cost $294,847,677)		$299,911,839

Other Assets in Excess of Liabilities — 0.0% (c)		58,565

Net Assets — 100.0%		$299,970,404

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2022.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.9%

	Shares	Value
Consumer Discretionary — 12.4%
Automotive — 1.2%
Methode Electronics, Inc.	266,377	$11,883,078

Home Construction — 4.0%
Century Communities, Inc.	410,347	21,633,494
Masonite International Corporation (a)	241,428	18,715,499
		40,348,993
Leisure Facilities & Services — 3.8%
Chuy’s Holdings, Inc. (a)	330,230	8,259,052
Jack in the Box, Inc.	232,683	19,256,845
Papa John’s International, Inc.	120,100	10,935,105
		38,451,002
Retail - Discretionary — 3.4%
Academy Sports & Outdoors, Inc.	282,515	10,554,760
Monro, Inc.	523,846	23,955,478
		34,510,238
Consumer Staples — 7.6%
Beverages — 1.1%
Duckhorn Portfolio, Inc. (The) (a)	553,415	10,747,319

Food — 4.3%
Hostess Brands, Inc. (a)	1,007,195	22,853,255
J & J Snack Foods Corporation	137,797	20,628,211
		43,481,466
Household Products — 2.2%
Central Garden & Pet Company - Class A (a)	535,623	22,164,080
COMMON STOCKS — continued

	Shares	Value
Energy — 8.1%
Oil & Gas Producers — 8.1%
Brigham Minerals, Inc. - Class A	724,921	$17,963,542
Northern Oil and Gas, Inc.	867,841	21,678,668
PDC Energy, Inc.	304,893	21,263,238
Whiting Petroleum Corporation	288,413	21,068,570
		81,974,018
Financials — 22.0%
Banking — 15.6%
City Holding Company	81,097	6,275,286
Columbia Banking System, Inc.	704,779	19,790,194
Provident Financial Services, Inc.	463,737	10,262,500
Renasant Corporation	639,952	19,064,170
Sandy Spring Bancorp, Inc.	497,849	19,550,530
Seacoast Banking Corporation of Florida	620,087	20,152,827
Simmons First National Corporation - Class A	785,311	18,745,374
Triumph Bancorp, Inc. (a)	248,798	17,276,533
Trustmark Corporation	230,379	6,422,967
Veritex Holdings, Inc.	589,857	19,376,802
		156,917,183
Institutional Financial Services — 4.3%
Moelis & Company - Class A	439,924	19,471,036
Perella Weinberg Partners	599,353	4,621,012
Piper Sandler Companies	168,324	19,353,893
		43,445,941
Insurance — 2.1%
AMERISAFE, Inc.	220,216	10,207,012
Argo Group International Holdings Ltd.	263,660	11,284,648
		21,491,660
Health Care — 6.9%
Health Care Facilities & Services — 1.9%
Patterson Companies, Inc.	624,817	19,225,619

Medical Equipment & Devices — 5.0%
Avanos Medical, Inc. (a)	359,671	10,488,006
CONMED Corporation	151,847	20,189,577
Merit Medical Systems, Inc. (a)	313,559	19,443,794
		50,121,377
Industrials — 13.3%
Aerospace & Defense — 1.9%
Moog, Inc. - Class A	239,302	19,113,051

Engineering & Construction — 1.9%
Comfort Systems USA, Inc.	234,372	19,785,684

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Industrial Intermediate Products — 1.1%
AZZ, Inc.	247,256	$11,284,764

Machinery — 8.4%
Alamo Group, Inc.	80,832	10,220,398
Albany International Corporation - Class A	138,076	10,800,305
Altra Industrial Motion Corporation	556,245	21,693,555
Astec Industries, Inc.	272,380	10,650,058
Columbus McKinnon Corporation	263,941	9,356,708
Federal Signal Corporation	634,991	21,608,744
		84,329,768
Materials — 7.6%
Chemicals — 4.4%
Ecovyst, Inc.	1,072,642	10,790,778
Innospec, Inc.	121,601	11,589,791
Stepan Company	216,505	22,107,326
		44,487,895
Forestry, Paper & Wood Products — 1.0%
UFP Industries, Inc.	129,709	10,035,585

Metals & Mining — 2.2%
Encore Wire Corporation	94,733	10,686,830
Livent Corporation (a)	511,436	10,924,273
		21,611,103
Real Estate — 11.2%
Real Estate Owners & Developers — 1.9%
Radius Global Infrastructure, Inc. - Class A (a)	1,562,105	19,401,344

REITs — 9.3%
Community Healthcare Trust, Inc.	386,506	14,231,151
Four Corners Property Trust, Inc.	698,879	19,191,217
Plymouth Industrial REIT, Inc.	838,639	20,227,973
PotlatchDeltic Corporation	188,822	10,458,851
Sunstone Hotel Investors, Inc. (a)	967,606	11,853,173
Urban Edge Properties	945,486	17,671,133
		93,633,498
Technology — 7.0%
Semiconductors — 2.1%
Rambus, Inc. (a)	837,223	20,855,225

Technology Hardware — 3.0%
ADTRAN, Inc.	608,182	10,576,285
Viavi Solutions, Inc. (a)	1,354,063	19,417,264
		29,993,549
COMMON STOCKS — continued

	Shares	Value
Technology — continued
Technology Services — 1.9%
Repay Holdings Corporation (a)	1,438,906	$19,252,562

Utilities — 3.8%
Electric Utilities — 3.8%
Avista Corporation	463,388	18,799,651
NorthWestern Corporation	335,475	19,018,078
		37,817,729
Total Common Stocks
(Cost $954,766,846)		$1,006,363,731

MONEY MARKET FUNDS — 0.1%
SEI Daily Income Trust, Government Fund - Class F, 0.15% (b) (Cost $1,595,906)	1,595,906	$1,595,906

Investments at Value — 100.0%
(Cost $956,362,752)		$1,007,959,637

Liabilities in Excess of Other Assets — (0.0%) (c)		(258,180)

Net Assets — 100.0%		$1,007,701,457

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2022.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 98.5%

	Shares	Value
Communications — 6.3%
Entertainment Content — 2.0%
Madison Square Garden Entertainment Corporation (a)	5,905	$432,541

Internet Media & Services — 1.7%
Alphabet, Inc. - Class A (a)	165	376,561

Telecommunications — 2.6%
T-Mobile US, Inc. (a)	4,468	550,190

Consumer Discretionary — 1.7%
Retail - Discretionary — 1.7%
O’Reilly Automotive, Inc. (a)	613	371,815

Consumer Staples — 7.4%
Beverages — 3.2%
Duckhorn Portfolio, Inc. (The) (a)	12,147	235,895
PepsiCo, Inc.	2,581	443,183
		679,078
Household Products — 2.0%
Church & Dwight Company, Inc.	4,514	440,386

Retail - Consumer Staples — 2.2%
Walmart, Inc.	3,156	482,837

Energy — 7.6%
Oil & Gas Producers — 7.6%
Devon Energy Corporation	9,516	553,546
COMMON STOCKS — continued

	Shares	Value
Energy — continued
Oil & Gas Producers — continued
PDC Energy, Inc.	6,226	$434,201
Pioneer Natural Resources Company	2,767	643,244
		1,630,991
Financials — 16.5%
Asset Management — 1.1%
Apollo Global Management, Inc.	4,756	236,658

Banking — 7.9%
Bank of America Corporation	14,651	522,748
BOK Financial Corporation	4,300	356,599
Pinnacle Financial Partners, Inc.	4,361	338,195
PNC Financial Services Group, Inc. (The)	2,871	476,873
		1,694,415
Institutional Financial Services — 1.5%
Perella Weinberg Partners	40,539	312,556

Insurance — 6.0%
American International Group, Inc.	5,466	319,816
Chubb Ltd.	2,251	464,719
International General Insurance Holdings Ltd.	26,170	198,107
Progressive Corporation (The)	2,995	321,543
		1,304,185
Health Care — 18.7%
Biotech & Pharma — 6.0%
Gilead Sciences, Inc.	9,837	583,727
Johnson & Johnson	3,904	704,516
		1,288,243
Health Care Facilities & Services — 5.7%
CVS Health Corporation	4,376	420,665
McKesson Corporation	1,446	447,696
UnitedHealth Group, Inc.	702	357,002
		1,225,363
Medical Equipment & Devices — 7.0%
Becton, Dickinson and Company	2,566	634,290
ICU Medical, Inc. (a)	2,076	444,243
Medtronic plc	4,170	435,181
		1,513,714
Industrials — 12.7%
Aerospace & Defense — 2.3%
L3Harris Technologies, Inc.	2,173	504,701

Electrical Equipment — 4.2%
Fortive Corporation	7,790	447,925

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Electrical Equipment — continued
nLight, Inc. (a)	15,140	$199,091
Veritiv Holdings Company	19,694	246,766
		893,782
Machinery — 4.1%
AGCO Corporation	4,335	552,279
Albany International Corporation - Class A	4,277	334,547
		886,826
Transportation & Logistics — 2.1%
Norfolk Southern Corporation	1,782	459,542

Materials — 6.0%
Chemicals — 6.0%
Albemarle Corporation	2,350	453,150
Corteva, Inc.	7,397	426,733
Ecovyst, Inc.	41,259	415,066
		1,294,949
Real Estate — 6.9%
Real Estate Owners & Developers — 1.8%
Radius Global Infrastructure, Inc. - Class A (a)	31,048	385,616

REITs — 5.1%
Alexandria Real Estate Equities, Inc.	2,205	401,663
Americold Realty Trust	10,500	276,990
VICI Properties, Inc.	13,953	415,939
		1,094,592
Technology — 9.0%
Semiconductors — 4.1%
Rambus, Inc. (a)	17,763	442,477
Teradyne, Inc.	4,131	435,655
		878,132
Software — 1.5%
Microsoft Corporation	1,146	318,038

Technology Hardware — 1.5%
Cisco Systems, Inc.	6,611	323,807

Technology Services — 1.9%
CACI International, Inc. - Class A (a)	1,564	414,929
COMMON STOCKS — continued

	Shares	Value
Utilities — 5.7%
Electric Utilities — 5.7%
CMS Energy Corporation	7,181	$493,263
DTE Energy Company	2,939	385,127
WEC Energy Group, Inc.	3,569	357,078
		1,235,468
Total Common Stocks
(Cost $21,796,687)		$21,229,915

MONEY MARKET FUNDS — 1.5%
First American Treasury Obligations Fund - Class X, 0.28% (b) (Cost $316,606)	316,606	$316,606

Investments at Value — 100.0%
(Cost $22,113,293)		$21,546,521

Other Assets in Excess of Liabilities — 0.0% (c)		11,700

Net Assets — 100.0%		$21,558,221

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2022.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 1.0%

	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 1.0%
U.S. Treasury Bonds (Costs $1,228,774)	1.875%	11/15/51	$1,525,000	$1,201,414

CONVERTIBLE BONDS — 7.9%
Communications — 0.9%
Snap, Inc.	0.125%	03/01/28	$1,349,000	$1,182,398

Consumer Staples — 0.8%
Tilray, Inc.	5.000%	10/01/23	1,000,000	975,000

Health Care — 1.6%
CONMED Corporation	2.625%	02/01/24	810,000	1,268,472
Exact Sciences Corporation	0.375%	03/15/27	810,000	689,715
				1,958,187
Industrials — 0.8%
Southwest Airlines Company	1.250%	05/01/25	715,000	976,333

Real Estate — 1.1%
Radius Global Infrastructure, Inc., 144A	2.500%	09/15/26	1,500,000	1,334,062

Technology — 2.7%
Akamai Technologies, Inc.	0.125%	05/01/25	985,000	1,233,220
Workday, Inc.	0.250%	10/01/22	645,000	913,320
Ziff Davis, Inc., 144A	1.750%	11/01/26	1,182,000	1,259,421
				3,405,961
Total Convertible Bonds
(Cost $9,519,571)				$9,831,941

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2022 (Unaudited)

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 33.4%
Communications — 3.0%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$465,000	$423,062
DIRECTV Holdings, LLC, 144A	5.875%	08/15/27	1,225,000	1,153,031
Expedia Group, Inc.	0.000%	02/15/26	345,000	404,513
Magellanes, Inc., 144A	4.279%	03/15/32	742,000	690,247
Netflix, Inc.	6.375%	05/15/29	665,000	704,900
T-Mobile USA, Inc.	3.375%	04/15/29	325,000	295,176
				3,670,929
Consumer Discretionary — 5.8%
AMC Entertainment Holdings, Inc., 144A	7.500%	02/15/29	1,375,000	1,258,125
Aptiv plc/Aptiv Corporation	3.250%	03/01/32	540,000	476,972
At Home Group, Inc., 144A	4.875%	07/15/28	1,000,000	826,250
Brunswick Corporation	2.400%	08/18/31	671,000	528,502
Cinemark USA, Inc., 144A	5.875%	03/15/26	750,000	699,375
Darden Restaurants, Inc.	4.550%	02/15/48	690,000	614,102
Dick’s Sporting Goods, Inc.	4.100%	01/15/52	650,000	476,759
Ford Motor Credit Company, LLC	4.271%	01/09/27	485,000	460,047
Marriott International, Inc.	4.625%	06/15/30	167,000	164,838
NCL Finance Ltd., 144A	6.125%	03/15/28	100,000	90,000
Party City Holdings, Inc., 144A	8.750%	02/15/26	300,000	274,875
Royal Caribbean Cruises Ltd., 144A	9.125%	06/15/23	1,225,000	1,264,610
				7,134,455
Consumer Staples — 1.6%
Rite Aid Corporation, 144A	7.500%	07/01/25	1,000,000	856,150
Vector Group Ltd., 144A	5.750%	02/01/29	700,000	614,250
Viterra Finance B.V., 144A	2.000%	04/21/26	627,000	562,364
				2,032,764
Energy — 2.3%
Diamondback Energy, Inc.	4.400%	03/24/51	900,000	810,629
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	825,000	776,028
Petróleos Mexicanos	6.700%	02/16/32	1,345,000	1,158,960
Range Resources Corporation	8.250%	01/15/29	50,000	53,610
				2,799,227
Financials — 6.3%
AerCap Ireland Capital Ltd.	3.300%	01/30/32	691,000	575,178
AerCap Ireland Capital Ltd.	3.850%	10/29/41	646,000	501,862
Aircastle Ltd., 144A	5.250%	08/11/25	510,000	509,023
Aircastle Ltd., 144A	2.850%	01/26/28	1,500,000	1,310,664
Apollo Management Holdings, L.P., 144A	4.872%	02/15/29	480,000	489,830
Ares Capital Corporation, 144A	3.875%	01/15/26	1,625,000	1,558,711
Bank of America Corporation (3MO LIBOR + 131) (a)	4.271%	07/23/29	470,000	461,229
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,121,000	1,006,097
HSBC Holdings plc (SOFR + 253) (a)	4.762%	03/29/33	624,000	590,927
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (a)	1.494%	08/10/27	865,000	768,043
				7,771,564

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2022 (Unaudited)

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — continued
Health Care — 2.3%
Community Health Systems, Inc., 144A	5.250%	05/15/30	$1,400,000	$1,227,310
HCA, Inc.	3.500%	07/15/51	879,000	654,042
Tenet Healthcare Corporation, 144A	6.250%	02/01/27	925,000	918,063
				2,799,415
Industrials — 3.8%
AAdvantage Loyalty IP Ltd., 144A	5.500%	04/20/26	250,000	247,813
Alarm.com Holdings, Inc.	0.000%	01/15/26	575,000	476,675
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	880,000	794,690
AP Moller - Maersk A/S, 144A	4.500%	06/20/29	600,000	605,861
Deluxe Corporation, 144A	8.000%	06/01/29	1,000,000	948,750
Sempra Infrastructure, 144A	3.250%	01/15/32	853,000	738,667
Triton Container International Ltd., 144A	0.800%	08/01/23	965,000	929,149
				4,741,605
Materials — 3.0%
Cabot Corporation	4.000%	07/01/29	395,000	380,238
FMC Corporation	4.500%	10/01/49	366,000	344,769
Glencore Funding, LLC, 144A	3.875%	04/27/51	202,000	166,254
Livent Corporation	4.125%	07/15/25	460,000	1,188,870
SSR Mining, Inc.	2.500%	04/01/39	1,155,000	1,612,957
				3,693,088
Real Estate — 1.4%
Iron Mountain, Inc., 144A	5.000%	07/15/28	730,000	691,609
Service Properties Trust	5.000%	08/15/22	516,000	513,868
Simon Property Group, L.P.	2.650%	02/01/32	668,000	575,231
				1,780,708
Technology — 3.3%
DXC Technology Company	1.800%	09/15/26	671,000	600,178
Kyndryl Holdings, Inc., 144A	2.050%	10/15/26	336,000	293,502
MongoDB, Inc.	0.250%	01/15/26	550,000	984,500
MPH Acquisition Holdings, LLC, 144A	5.500%	09/01/28	1,100,000	1,018,875
NICE Ltd.	0.000%	09/15/25	1,040,000	1,059,500
Oracle Corporation	2.875%	03/25/31	116,000	98,023
				4,054,578
Utilities — 0.6%
Consolidated Edison Company of New York, Inc.	3.200%	12/01/51	1,000,000	790,434

Total Corporate Bonds
(Cost $44,160,795)				$41,268,767

FOREIGN GOVERNMENTS — 1.4%
Chile Government International Bond	3.500%	01/31/34	$1,000,000	$906,990
Republic of South Africa Government	5.875%	04/20/32	885,000	841,458
Total Foreign Governments
(Cost $1,884,295)				$1,748,448

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — 49.1%

	Shares	Value
Consumer Discretionary — 5.5%
Automotive — 1.8%
Toyota Motor Corporation - ADR	12,727	$2,176,317

E-Commerce Discretionary — 1.0%
Alibaba Group Holding Ltd. - ADR (b)	4,885	474,284
Amazon.com, Inc. (b)	330	820,258
		1,294,542
Home Construction — 0.7%
Toll Brothers, Inc.	19,000	881,030

Leisure Facilities & Services — 1.2%
McDonald’s Corporation	5,744	1,431,175

Retail - Discretionary — 0.8%
Home Depot, Inc. (The)	3,149	945,960

Consumer Staples — 3.1%
Household Products — 0.9%
Colgate-Palmolive Company	14,191	1,093,417

Retail - Consumer Staples — 1.2%
Walmart, Inc.	9,969	1,525,157

Tobacco & Cannabis — 1.0%
Altria Group, Inc.	21,744	1,208,314

Energy — 5.9%
Oil & Gas Producers — 5.1%
Devon Energy Corporation	54,935	3,195,569
Energy Transfer, L.P.	279,638	3,098,389
		6,293,958
Renewable Energy — 0.8%
Atlantica Sustainable Infrastructure plc	32,315	998,533

Financials — 8.7%
Asset Management — 1.0%
Blackstone, Inc.	12,290	1,248,295

Banking — 4.3%
Citigroup, Inc.	17,755	855,969
JPMorgan Chase & Company	19,905	2,375,861
Truist Financial Corporation	24,489	1,184,043
Wells Fargo & Company	21,237	926,570
		5,342,443
COMMON STOCKS — continued

	Shares	Value
Financials —continued
Institutional Financial Services — 0.7%
Moelis & Company - Class A	17,650	$781,189

Insurance — 0.8%
Chubb Ltd.	4,971	1,026,263

Specialty Finance — 1.9%
Annaly Capital Management, Inc.	173,174	1,111,777
MGIC Investment Corporation	90,090	1,176,576
		2,288,353
Health Care — 5.4%
Biotech & Pharma — 4.7%
Amgen, Inc.	6,873	1,602,715
Bristol-Myers Squibb Company	24,708	1,859,771
Gilead Sciences, Inc.	26,577	1,577,079
Johnson & Johnson	4,024	726,171
		5,765,736
Medical Equipment & Devices — 0.7%
Medtronic plc	8,586	896,035

Industrials — 4.4%
Aerospace & Defense — 0.9%
Moog, Inc. - Class A	13,978	1,116,423

Diversified Industrials — 0.8%
Honeywell International, Inc.	5,172	1,000,834

Electrical Equipment — 0.7%
Amphenol Corporation - Class A	12,043	861,074

Machinery — 1.0%
Deere & Company	3,162	1,193,813

Transportation & Logistics — 1.0%
Union Pacific Corporation	5,471	1,281,801

Materials — 4.2%
Chemicals — 0.9%
Dow, Inc.	17,711	1,177,782

Metals & Mining — 3.3%
Barrick Gold Corporation	52,015	1,160,454
Freeport-McMoRan, Inc.	46,925	1,902,809
Glencore plc - ADR	80,377	985,181
		4,048,444

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Real Estate — 1.8%
REITs — 1.8%
Simon Property Group, Inc.	12,915	$1,523,970
VICI Properties, Inc.	24,441	728,586
		2,252,556
Technology — 7.7%
Semiconductors — 0.8%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	10,127	941,102

Software — 2.1%
Microsoft Corporation	9,176	2,546,524

Technology Hardware — 4.8%
Apple, Inc.	30,877	4,867,759
Cisco Systems, Inc.	22,907	1,121,985
		5,989,744
Utilities — 2.4%
Electric Utilities — 2.4%
CMS Energy Corporation	10,374	712,590
NextEra Energy Partners, L.P.	20,618	1,374,396
WEC Energy Group, Inc.	9,203	920,760
		3,007,746
Total Common Stocks
(Cost $54,565,849)		$60,614,560

PREFERRED STOCKS — 5.3%
Communications — 1.2%
Telecommunications — 1.2%
2020 Cash Mandatory Exchangeable Trust, 5.250%,144A	1,350	$1,475,658

Health Care — 1.2%
Medical Equipment & Devices — 1.2%
Boston Scientific Corporation, 5.500% - Series A	13,425	1,515,011

Technology — 1.2%
Semiconductors — 1.2%
Broadcom, Inc., 8.000%	812	1,416,534

Utilities — 1.7%
Electric Utilities — 1.7%
AES Corporation (The), 6.875%	11,575	1,002,395
PREFERRED STOCKS — continued

	Shares	Value
Utilities — continued
Electric Utilities — continued
American Electric Power Company, Inc., 6.125%	20,275	$1,135,400
		2,137,795
Total Preferred Stocks
(Cost $5,968,785)		6,544,998

MONEY MARKET FUNDS — 1.5%
SEI Daily Income Trust, Government Fund - Class F, 0.15% (c) (Cost $1,855,936)	1,855,936	$1,855,936

Investments at Value — 99.6%
(Cost $119,184,005)		$123,066,064

Other Assets in Excess of Liabilities — 0.4%		475,479

Net Assets — 100.0%		$123,541,543

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $26,985,729 as of April 30, 2022, representing 21.8% of net assets.

A/S - Aktieselskab

ADR - American Depositary Receipt

AG - Aktiengesellschaft

B.V. - Besloten Vennootschap

LIBOR - London Interbank Offered Rate

plc - Public Limited Company

S.A.B de C.V. - Societe Anonima Bursatil de Capital Variable

SOFR - Secured Overnight Financing Rate

T-Note - U.S. Treasury Note

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of April 30, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 5.5%

	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 1.1%
U.S. Treasury Bonds	1.875%	11/15/51	$10,658,000	$8,396,506

U.S. Treasury Notes — 4.4%
U.S. Treasury Notes	2.250%	03/31/24	9,735,000	9,656,283
U.S. Treasury Notes	1.250%	12/31/26	2,000,000	1,854,141
U.S. Treasury Notes	2.500%	03/31/27	9,735,000	9,548,666
U.S. Treasury Notes	1.625%	08/15/29	13,864,000	12,702,348
				33,761,438
Total U.S. Government & Agencies
(Cost $43,997,869)				$42,157,944

CONVERTIBLE BONDS — 3.5%
Communications — 1.0%
Snap, Inc.	0.125%	03/01/28	$8,192,000	$7,180,288

Health Care — 0.7%
Exact Sciences Corporation	0.375%	03/15/27	6,523,000	5,554,335

Industrials — 0.9%
Southwest Airlines Company	1.250%	05/01/25	5,086,000	6,944,933

Technology — 0.9%
Akamai Technologies, Inc.	0.125%	05/01/25	5,733,000	7,177,716

Total Convertible Bonds
(Cost $26,612,786)				$26,857,272

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2022 (Unaudited)

CORPORATE BONDS — 38.5%

	Coupon	Maturity	Par Value	Value
Communications — 4.2%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$3,050,000	$2,774,921
Charter Communications Operating, LLC	3.700%	04/01/51	5,860,000	4,146,026
Comcast Corporation	0.250%	05/20/27	3,000,000	2,924,314
DISH DBS Corporation	5.875%	11/15/24	4,300,000	4,171,000
Magellanes, Inc., 144A	4.279%	03/15/32	4,568,000	4,249,393
Netflix, Inc.	6.375%	05/15/29	4,315,000	4,573,900
Rogers Communications, Inc., 144A	4.550%	03/15/52	4,091,000	3,641,624
Vodafone Group plc	4.875%	06/19/49	5,627,000	5,396,122
				31,877,300
Consumer Discretionary — 3.7%
Brunswick Corporation	2.400%	08/18/31	4,145,000	3,264,741
Dick’s Sporting Goods, Inc.	4.100%	01/15/52	3,959,000	2,903,831
Genuine Parts Company	1.875%	11/01/30	390,000	317,937
Hyatt Hotels Corporation	1.800%	10/01/24	3,937,000	3,744,481
Marriott International, Inc.	4.625%	06/15/30	1,581,000	1,560,535
Ross Stores, Inc.	4.600%	04/15/25	6,085,000	6,222,933
Royal Caribbean Cruises Ltd., 144A	9.125%	06/15/23	3,764,000	3,885,709
Thor Industries, Inc., 144A	4.000%	10/15/29	2,760,000	2,332,504
Whirlpool Corporation	4.750%	02/26/29	3,540,000	3,589,935
				27,822,606
Consumer Staples — 2.6%
7-Eleven, Inc., 144A	0.950%	02/10/26	2,170,000	1,942,206
Altria Group, Inc.	2.450%	02/04/32	2,077,000	1,666,235
Conagra Brand, Inc.	5.400%	11/01/48	4,830,000	4,833,897
Smithfield Foods, Inc., 144A	3.000%	10/15/30	2,799,000	2,428,759
Vector Group Ltd., 144A	5.750%	02/01/29	3,727,000	3,270,443
Viterra Finance B.V., 144A	2.000%	04/21/26	4,528,000	4,061,216
Viterra Finance B.V., 144A	4.900%	04/21/27	1,869,000	1,838,103
				20,040,859
Energy — 2.3%
BP Capital Markets America, Inc.	3.543%	04/06/27	4,159,000	4,096,361
BP Capital Markets America, Inc.	3.379%	02/08/61	1,521,000	1,185,239
Diamondback Energy, Inc.	3.125%	03/24/31	1,159,000	1,033,243
Grey Oak Pipeline, LLC, 144A	3.450%	10/15/27	420,000	393,392
MPLX, L.P.	2.650%	08/15/30	728,000	628,985
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	3,313,000	3,116,340
Petróleos Mexicanos	6.700%	02/16/32	6,515,000	5,613,845
Schlumberger Finance Canada Ltd.	1.400%	09/17/25	1,001,000	939,689
Transcontinental Gas Pipe Line Company, LLC	3.250%	05/15/30	892,000	827,376
				17,834,470
Financials — 15.9%
AerCap Ireland Capital Ltd.	6.500%	07/15/25	1,184,000	1,227,911
AerCap Ireland Capital Ltd.	3.300%	01/30/32	3,939,000	3,278,766
AerCap Ireland Capital Ltd.	3.850%	10/29/41	3,927,000	3,050,791
Aircastle Ltd., 144A	5.250%	08/11/25	4,209,000	4,200,940
Ally Financial, Inc.	1.450%	10/02/23	382,000	371,441
Apollo Management Holdings, L.P., 144A	4.872%	02/15/29	4,325,000	4,413,576

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2022 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Financials — continued
Bank of America Corporation (a)	1.734%	07/22/27	$4,280,000	$3,843,999
Bank of America Corporation, Series FF (b)	5.875%	12/31/49	6,940,000	6,616,943
Barclays plc	4.375%	01/12/26	9,743,000	9,715,903
Berkshire Hathaway Finance Corporation	2.850%	10/15/50	1,906,000	1,450,865
BNP Paribas S.A., 144A (b)	4.625%	02/25/31	4,146,000	3,492,798
Capital One Financial Corporation (Yield of U.S. T-Note 1.625% 02/31 + 112) (a)	2.359%	07/29/32	4,520,000	3,642,609
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	5,893,000	5,288,967
Corebridge Financial, Inc., 144A	3.500%	04/04/25	2,259,000	2,233,692
Goldman Sachs Group, Inc. (The)	3.615%	03/15/28	4,234,000	4,066,990
Goldman Sachs Group, Inc. (The) (Yield of U.S. T-Note 1.625% 11/50 + 105) (a)	2.615%	04/22/32	822,000	696,112
Hercules Capital, Inc.	2.625%	09/16/26	3,959,000	3,566,451
HSBC Holdings plc (SOFR + 253) (a)	4.762%	03/29/33	3,983,000	3,771,898
Intesa Sanpaolo S.p.A., 144A	4.198%	06/01/32	5,780,000	4,792,953
JPMorgan Chase & Company	4.080%	04/26/26	3,170,000	3,167,345
JPMorgan Chase & Company (a)	3.328%	04/22/52	7,410,000	5,930,916
Mitsubishi UFJ Financial Group, Inc. (Yield of U.S. T-Note with a constant maturity of 1 year + 55) (a)	0.953%	07/19/25	5,075,000	4,768,060
Morgan Stanley	1.512%	07/20/27	6,715,000	5,982,732
Morgan Stanley (a)	5.297%	04/20/37	4,138,000	4,142,681
Nomura Holdings, Inc.	2.679%	07/16/30	250,000	215,303
Nomura Holdings, Inc.	2.999%	01/22/32	2,331,000	2,017,693
Progressive Corporation	3.700%	03/15/52	4,417,000	3,883,848
Royal Bank of Canada	1.600%	01/21/25	1,800,000	1,709,688
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (a)	1.494%	08/10/27	5,300,000	4,705,925
Unum Group	4.125%	06/15/51	5,315,000	4,180,500
Wells Fargo & Company (b)	5.900%	12/15/49	5,325,000	5,205,187
Wells Fargo & Company (Yield of U.S. T-Note with a constant maturity of 5 years + 345.3) (a)(b)	3.900%	12/31/49	1,044,000	952,598
Westpac Banking Corporation	3.133%	11/18/41	6,479,000	5,036,848
				121,622,929
Health Care — 3.4%
Amgen, Inc.	3.150%	02/21/40	8,387,000	6,777,705
Bausch Health Companies, Inc., 144A	6.125%	02/01/27	4,177,000	4,010,379
Community Health Systems, Inc., 144A	5.250%	05/15/30	5,575,000	4,887,324
HCA, Inc., 144A	4.625%	03/15/52	5,571,000	4,877,684
Royalty Pharma plc	3.550%	09/02/50	1,915,000	1,413,450
Tenet Healthcare Corporation, 144A	6.250%	02/01/27	3,975,000	3,945,188
				25,911,730
Industrials — 0.9%
Delta Air Lines, Inc.	7.375%	01/15/26	557,000	593,205
Flowserve Corporation	3.500%	10/01/30	1,867,000	1,673,746
Sempra Infrastructure, 144A	3.250%	01/15/32	5,198,000	4,501,281
				6,768,232
Materials — 0.6%
FMC Corporation	4.500%	10/01/49	3,734,000	3,517,402
Glencore Funding, LLC, 144A	3.875%	04/27/51	1,342,000	1,104,517
				4,621,919

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2022 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Real Estate — 1.8%
Boston Properties, L.P.	2.450%	10/01/33	$5,167,000	$4,200,849
Crown Castle International Corporation	2.900%	04/01/41	2,407,000	1,798,941
Sabra Health Care, L.P.	3.200%	12/01/31	3,313,000	2,783,551
Simon Property Group, L.P.	2.650%	02/01/32	4,104,000	3,534,055
Vornado Realty, L.P.	3.400%	06/01/31	1,757,000	1,547,549
				13,864,945
Technology — 2.4%
Dell International, LLC	8.350%	07/15/46	3,980,000	5,324,021
DXC Technology Company	1.800%	09/15/26	4,104,000	3,670,834
Jabil, Inc.	1.700%	04/15/26	2,909,000	2,626,277
Kyndryl Holdings, Inc., 144A	2.050%	10/15/26	2,124,000	1,855,353
Microchip Technology, Inc.	2.670%	09/01/23	1,266,000	1,254,244
Micron Technology, Inc.	2.703%	04/15/32	188,000	156,575
Oracle Corporation	2.875%	03/25/31	779,000	658,275
VMware, Inc.	4.700%	05/15/30	2,911,000	2,937,995
				18,483,574
Utilities — 0.7%
NextEra Energy Capital Holdings, Inc.	2.440%	01/15/32	1,313,000	1,115,995
Pacific Gas and Electric Company	4.950%	07/01/50	4,895,000	4,093,120
				5,209,115
Total Corporate Bonds
(Cost $331,372,165)				$294,057,679

FOREIGN GOVERNMENTS — 1.2%
Chile Government International Bond	2.750%	01/31/27	266,000	$252,027
Chile Government International Bond	4.340%	03/07/42	270,000	246,394
Mexico Government International Bond	2.659%	05/24/31	890,000	752,050
Mexico Government International Bond	3.500%	02/12/34	1,018,000	861,513
Mexico Government International Bond	3.771%	05/24/61	835,000	584,434
Panama Government International Bond	3.870%	07/23/60	508,000	379,618
Peruvian Government International Bond	2.783%	01/23/31	735,000	637,488
Peruvian Government International Bond	3.300%	03/11/41	749,000	587,560
Saudi Government International Bond, 144A	2.250%	02/02/33	5,835,000	5,059,610
Total Foreign Governments
(Cost $11,080,860)				$9,360,694

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — 39.6%

	Shares	Value
Communications — 0.9%
Telecommunications — 0.9%
Verizon Communications, Inc.	144,055	$6,669,746

Consumer Discretionary — 4.3%
Automotive — 1.1%
Toyota Motor Corporation - ADR	48,299	8,259,129

E-Commerce Discretionary — 0.7%
Alibaba Group Holding Ltd. - ADR (c)	52,681	5,114,798

Home Construction — 1.1%
Toll Brothers, Inc.	182,577	8,466,095

Retail - Discretionary — 1.4%
Home Depot, Inc. (The)	36,747	11,038,799

Consumer Staples — 2.8%
Household Products — 1.0%
Colgate-Palmolive Company	98,352	7,578,022

Retail - Consumer Staples — 1.2%
Walmart, Inc.	58,683	8,977,912

Tobacco & Cannabis — 0.6%
Altria Group, Inc.	87,786	4,878,268

Energy — 4.0%
Oil & Gas Producers — 2.5%
Enbridge, Inc.	99,320	4,334,325
Energy Transfer, L.P.	1,331,858	14,756,986
		19,091,311
Oil & Gas Services & Equipment — 0.9%
Baker Hughes Company	224,185	6,954,219

Renewable Energy — 0.6%
Atlantica Sustainable
Infrastructure plc	142,244	4,395,340

Financials — 6.1%
Asset Management — 1.0%
Blackstone, Inc.	71,715	7,284,093

Banking — 2.5%
Citigroup, Inc.	119,241	5,748,609
JPMorgan Chase & Company	114,648	13,684,385
		19,432,994
COMMON STOCKS — continued

	Shares	Value
Financials — continued
Institutional Financial Services — 0.8%
Moelis & Company - Class A	142,011	$6,285,407

Specialty Finance — 1.8%
Annaly Capital Management, Inc.	1,032,592	6,629,240
MGIC Investment Corporation	523,511	6,837,054
		13,466,294
Health Care — 6.3%
Biotech & Pharma — 4.4%
Amgen, Inc.	42,423	9,892,619
Bristol-Myers Squibb Company	228,735	17,216,884
Gilead Sciences, Inc.	119,101	7,067,453
		34,176,956
Medical Equipment & Devices — 1.9%
Becton, Dickinson and Company	25,130	6,211,885
Medtronic plc	77,714	8,110,233
		14,322,118
Industrials — 5.0%
Aerospace & Defense — 0.8%
Lockheed Martin Corporation	13,613	5,882,450

Commercial Support Services — 1.1%
Republic Services, Inc.	64,207	8,621,074

Diversified Industrials — 1.1%
Honeywell International, Inc.	44,802	8,669,635

Machinery — 0.9%
Deere & Company	17,661	6,667,910

Transportation & Logistics — 1.1%
Union Pacific Corporation	36,724	8,604,066

Materials — 3.0%
Metals & Mining — 3.0%
Barrick Gold Corporation	580,925	12,960,437
Freeport-McMoRan, Inc.	238,413	9,667,647
		22,628,084
Real Estate — 1.4%
REITs — 1.4%
Simon Property Group, Inc.	55,007	6,490,826
VICI Properties, Inc.	139,831	4,168,362
		10,659,188
Technology — 5.8%
Software — 2.1%
Microsoft Corporation	58,105	16,125,299

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Technology — continued
Technology Hardware — 2.6%
Apple, Inc.	128,181	$20,207,735

Technology Services — 1.1%
International Business Machines Corporation	61,318	8,106,853

Total Common Stocks
(Cost $258,246,879)		$302,563,795

EXCHANGE-TRADED FUNDS — 1.9%
Global X Nasdaq 100 Covered Call ETF (Cost $15,114,784)	752,462	$14,560,140

PREFERRED STOCKS — 7.6%
Communications — 0.9%
Telecommunications — 0.9%
2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	6,575	7,187,001

Financials — 2.2%
Asset Management — 0.9%
Charles Schwab Corporation (The), 5.375%	805,000	810,031
KKR & Company, Inc., 6.000%	86,350	5,661,106
		6,471,137
Banking — 1.3%
Citigroup, Inc., 5.900%	4,784,000	4,863,749
Truist Financial Corporation, 5.500%	5,483,000	5,222,558
		10,086,307
Health Care — 1.2%
Medical Equipment & Devices — 1.2%
Boston Scientific Corporation, 5.500% - Series A	82,775	9,341,159

Technology — 0.8%
Semiconductors — 0.8%
Broadcom, Inc., 8.000%	3,260	5,687,070

Utilities — 2.5%
Electric Utilities — 2.5%
AES Corporation (The), 6.875%	60,310	5,222,846
American Electric Power Company, Inc., 6.125%	146,780	8,219,680
PREFERRED STOCKS — continued

	Shares	Value
Utilities —continued
Electric Utilities — continued
Southern Company (The), 4.950%	269,930	$5,700,921
		19,143,447
Total Preferred Stocks
(Cost $57,027,906)		57,916,121

MONEY MARKET FUNDS — 1.5%
SEI Daily Income Trust, Government Fund - Class F, 0.15% (d) (Cost $11,254,269)	11,254,269	$11,254,269

Investments at Value — 99.3%
(Cost $754,707,518)		$758,727,914

Other Assets in Excess of Liabilities — 0.7%		5,428,473

Net Assets — 100.0%		$764,156,387

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $100,491,798 as of April 30, 2022, representing 13.2% of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellshaft

B.V. - Besloten Vennootschap

plc - Public Limited Company

S.A.B de C.V. - Societe Anonima Bursatil de Capital Variable

S.p.A. - Societa per azioni

SOFR - Secured Overnight Financing Rate

T-Note - U.S. Treasury Note

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Security has a perpetual maturity date.

(c)	Non-income producing security.

(d)	The rate shown is the 7-day effective yield as of April 30, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 1.2%

	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 0.2%
U.S. Treasury Bonds	1.875%	11/15/51	$250,000	$196,953

U.S. Treasury Notes — 1.0%
U.S. Treasury Notes	2.125%	03/31/24	975,000	964,907

Total U.S. Government & Agencies
(Cost $1,205,228)				$1,161,860

CONVERTIBLE BONDS — 1.4%
Consumer Staples — 0.5%
Tilray, Inc.	5.000%	10/01/23	$500,000	$487,500

Real Estate — 0.9%
Radius Global Infrastructure, Inc., 144A	2.500%	09/15/26	1,000,000	889,375

Total Convertible Bonds
(Cost $1,488,021)				$1,376,875

CORPORATE BONDS — 70.9%
Communications — 8.8%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$360,000	$327,532
CSC Holdings, LLC, 144A	6.500%	02/01/29	1,000,000	950,000
DIRECTV Holdings, LLC, 144A	5.875%	08/15/27	1,414,000	1,330,927
DISH DBS Corporation	5.875%	11/15/24	1,250,000	1,212,500
Liberty Media Corporation, 144A	2.750%	12/01/49	955,000	915,845
Lumen Technologies, Inc., Series P	7.600%	09/15/39	625,000	557,813
Magellanes, Inc., 144A	4.279%	03/15/32	600,000	558,151
T-Mobile USA, Inc.	2.550%	02/15/31	1,250,000	1,062,943

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2022 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Communications — continued
Vodafone Group plc	4.875%	06/19/49	$500,000	$479,485
Zayo Group Holdings, Inc., 144A	4.000%	03/01/27	1,465,000	1,274,550
				8,669,746
Consumer Discretionary — 11.7%
AMC Entertainment Holdings, Inc., 144A	7.500%	02/15/29	1,125,000	1,029,375
At Home Group, Inc., 144A	4.875%	07/15/28	1,250,000	1,032,813
Brunswick Corporation	2.400%	08/18/31	414,000	326,080
Cinemark USA, Inc., 144A	5.875%	03/15/26	1,000,000	932,500
Darden Restaurants, Inc.	4.550%	02/15/48	790,000	703,102
Dick’s Sporting Goods, Inc.	4.100%	01/15/52	501,000	367,471
Ford Motor Credit Company, LLC	4.271%	01/09/27	1,000,000	948,550
G-III Apparel Group Ltd., 144A	7.875%	08/15/25	1,250,000	1,300,000
Guitar Center, Inc., 144A	8.500%	01/15/26	1,000,000	1,002,200
Nordstrom, Inc.	2.300%	04/08/24	325,000	311,188
Party City Holdings, Inc., 144A	8.750%	02/15/26	575,000	526,844
Royal Caribbean Cruises Ltd., 144A	9.125%	06/15/23	1,225,000	1,264,610
Scientific Games International, Inc., 144A	8.625%	07/01/25	850,000	890,375
Thor Industries, Inc., 144A	4.000%	10/15/29	1,000,000	845,110
				11,480,218
Consumer Staples — 2.9%
Altria Group, Inc.	2.450%	02/04/32	900,000	722,009
Rite Aid Corporation, 144A	7.500%	07/01/25	1,000,000	856,150
Vector Group Ltd., 144A	5.750%	02/01/29	1,000,000	877,500
Viterra Finance B.V., 144A	2.000%	04/21/26	428,000	383,878
				2,839,537
Energy — 7.0%
CNX Midstream Partners, L.P., 144A	4.750%	04/15/30	1,250,000	1,150,000
Crestwood Midstream Partners, L.P., 144A	6.000%	02/01/29	1,000,000	972,660
International Petroleum Corporation of Sweden	7.250%	02/01/27	700,000	689,082
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	1,100,000	1,034,704
Nine Energy Service, Inc.	8.750%	11/01/23	1,000,000	630,000
Northern Oil and Gas, Inc., 144A	8.125%	03/01/28	1,100,000	1,094,500
Petróleos Mexicanos	6.700%	02/16/32	940,000	809,979
Summit Midstream Holdings, LLC, 144A	8.500%	10/15/26	500,000	466,815
				6,847,740
Financials — 14.1%
AerCap Ireland Capital Ltd.	3.300%	01/30/32	650,000	541,051
AerCap Ireland Capital Ltd.	3.850%	10/29/41	458,000	355,809
Aircastle Ltd., 144A	5.250%	08/11/25	435,000	434,167
Apollo Commercial Real Estate Finance, Inc.	5.375%	10/15/23	850,000	829,281
Apollo Commercial Real Estate Finance, Inc., 144A	4.625%	06/15/29	1,000,000	870,000
Ares Capital Corporation, 144A	3.875%	01/15/26	1,225,000	1,175,028
Bank of America Corporation (3MO LIBOR + 131) (a)	4.271%	07/23/29	605,000	593,709
Chubb INA Holdings, Inc.	2.850%	12/15/51	500,000	382,488
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,423,000	1,277,142
Corebridge Financial, Inc., 144A	3.500%	04/04/25	287,000	283,785
Hercules Capital, Inc.	2.625%	09/16/26	422,000	380,157

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2022 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Financials — continued
HSBC Holdings plc (SOFR + 253) (a)	4.762%	03/29/33	$484,000	$458,348
Icahn Enterprises, L.P./Icahn Enterprises Holdings, L.P.	5.250%	05/15/27	1,075,000	1,004,233
Jackson Financial, Inc., 144A	4.000%	11/23/51	500,000	392,445
Morgan Stanley (a)	5.297%	04/20/37	529,000	529,598
Nomura Holdings, Inc.	2.329%	01/22/27	885,000	805,018
Owl Rock Capital Corporation	3.400%	07/15/26	1,250,000	1,153,733
Prospect Capital Corporation	3.364%	11/15/26	710,000	636,088
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (a)	1.494%	08/10/27	610,000	541,625
Unum Group	4.125%	06/15/51	750,000	589,911
Westpac Banking Corporation	3.133%	11/18/41	850,000	660,800
				13,894,416
Health Care — 4.8%
Amgen, Inc.	3.150%	02/21/40	823,000	665,083
Bausch Health Companies, Inc., 144A	6.125%	02/01/27	1,112,000	1,067,642
Community Health Systems, Inc., 144A	5.250%	05/15/30	600,000	525,990
Emergent BioSolutions, Inc., 144A	3.875%	08/15/28	700,000	594,125
HCA, Inc.	3.500%	07/15/51	552,000	410,730
Par Pharmaceutical, Inc., 144A	7.500%	04/01/27	750,000	684,285
Royalty Pharma plc	3.550%	09/02/50	1,000,000	738,094
				4,685,949
Industrials — 5.4%
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	595,000	537,319
Boeing Company (The)	5.805%	05/01/50	1,000,000	1,005,796
CoreCivic, Inc.	8.250%	04/15/26	1,000,000	1,027,220
Deluxe Corporation, 144A	8.000%	06/01/29	1,000,000	948,750
Sempra Infrastructure, 144A	3.250%	01/15/32	658,000	569,804
Sotheby’s, 144A	7.375%	10/15/27	1,225,000	1,206,625
				5,295,514
Materials — 0.7%
Axalta Coating Systems, LLC, 144A	4.750%	06/15/27	700,000	665,000

Real Estate — 7.0%
Brixmor Operating Partnership, L.P.	4.050%	07/01/30	475,000	449,106
Crown Castle International Corporation	2.900%	04/01/41	263,000	196,560
GEO Group, Inc. (The), 144A	5.125%	04/01/23	1,000,000	953,750
GLP Capital, L.P./GLP Financing II, Inc.	3.250%	01/15/32	1,000,000	841,330
Host Hotels & Resorts, Inc.	3.500%	09/15/30	375,000	337,253
Iron Mountain, Inc., 144A	5.000%	07/15/28	1,020,000	966,358
New Residential Investment Corporation, 144A	6.250%	10/15/25	1,000,000	952,500
Sabra Health Care, L.P.	3.200%	12/01/31	750,000	630,143
Service Properties Trust	7.500%	09/15/25	1,000,000	998,130
Simon Property Group, L.P.	2.650%	02/01/32	512,000	440,896
Vornado Realty, L.P.	3.400%	06/01/31	181,000	159,423
				6,925,449

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2022 (Unaudited)

CORPORATE BONDS — continued

	Coupon	Maturity	Par Value	Value
Technology — 6.9%
Broadcom, Inc., 144A	3.500%	02/15/41	$1,000,000	$779,380
CommScope Finance, LLC, 144A	6.000%	03/01/26	940,000	886,608
Dell International, LLC	8.350%	07/15/46	800,000	1,070,155
DXC Technology Company	1.800%	09/15/26	420,000	375,670
MPH Acquisition Holdings, LLC, 144A	5.500%	09/01/28	900,000	833,625
NXP B.V./NXP Funding, LLC, 144A	2.500%	05/11/31	1,000,000	841,911
Oracle Corporation	2.950%	04/01/30	1,175,000	1,014,773
VMware, Inc.	4.650%	05/15/27	957,000	970,784
				6,772,906
Utilities — 1.6%
Consolidated Edison Company of New York, Inc.	3.200%	12/01/51	1,000,000	790,433
Pacific Gas and Electric Company	4.950%	07/01/50	1,000,000	836,184
				1,626,617
Total Corporate Bonds
(Cost $77,695,015)				$69,703,092

FOREIGN GOVERNMENTS — 0.7%
Republic of South Africa Government (Cost $695,000)	5.875%	04/20/32	$695,000	$660,806

COMMON STOCKS — 23.3%

	Shares	Value
Communications — 1.5%
Entertainment Content — 0.8%
Activision Blizzard, Inc.	11,351	$858,136

Telecommunications — 0.7%
Verizon Communications, Inc.	14,401	666,766

Consumer Discretionary — 1.4%
Automotive — 0.8%
Toyota Motor Corporation - ADR	4,355	744,705

Retail - Discretionary — 0.6%
TJX Companies, Inc. (The)	10,119	620,092

Consumer Staples — 2.1%
Retail - Consumer Staples — 1.2%
Walmart, Inc.	7,538	1,153,238

Tobacco & Cannabis — 0.9%
Altria Group, Inc.	16,061	892,510
COMMON STOCKS — continued

	Shares	Value
Energy — 3.6%
Oil & Gas Producers — 3.1%
Devon Energy Corporation	10,200	$593,334
Enbridge, Inc.	13,429	586,042
Energy Transfer, L.P.	45,268	501,569
Enterprise Products Partners, L.P.	26,743	692,911
EOG Resources, Inc.	5,691	664,481
		3,038,337
Renewable Energy — 0.5%
Atlantica Sustainable Infrastructure plc	14,962	462,326

Financials — 4.9%
Asset Management — 1.0%
Blackstone, Inc.	9,608	975,884

Banking — 2.2%
Citigroup, Inc.	12,309	593,417
Sumitomo Mitsui Financial Group, Inc. - ADR	119,263	714,386
Truist Financial Corporation	18,698	904,048
		2,211,851
Institutional Financial Services — 0.7%
Moelis & Company - Class A	15,397	681,471

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Financials — continued
Specialty Finance — 1.0%
Annaly Capital Management, Inc.	87,089	$559,111
MGIC Investment Corporation	34,210	446,783
		1,005,894
Health Care — 2.9%
Biotech & Pharma — 2.9%
Amgen, Inc.	4,148	967,272
Bristol-Myers Squibb Company	14,951	1,125,362
Gilead Sciences, Inc.	12,261	727,568
		2,820,202
Industrials — 0.8%
Aerospace & Defense — 0.8%
Moog, Inc. - Class A	9,864	787,838

Materials — 1.7%
Containers & Packaging — 0.5%
WestRock Company	10,207	505,553
Metals & Mining — 1.2%
Barrick Gold Corporation	30,400	678,224
Freeport-McMoRan, Inc.	11,794	478,247
		1,156,471
Real Estate — 1.6%
REITs — 1.6%
National Retail Properties, Inc.	18,103	793,636
VICI Properties, Inc.	28,000	834,680
		1,628,316
Technology — 2.8%
Software — 0.8%
Microsoft Corporation	2,710	752,079

Technology Hardware — 2.0%
Apple, Inc.	8,719	1,374,550
Cisco Systems, Inc.	12,165	595,842
		1,970,392
Total Common Stocks
(Cost $21,939,651)		$22,932,061

EXCHANGE-TRADED FUNDS — 0.8%
Global X Nasdaq 100 Covered Call ETF (Cost $828,549)	40,847	$790,389

PREFERRED STOCKS — 0.5%
Communications — 0.5%
Telecommunications — 0.5%
2020 Cash Mandatory Exchangeable Trust, 5.250%,144A (Cost $533,411)	465	$508,282
MONEY MARKET FUNDS — 0.4%

	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 0.01% (b) (Cost $419,581)	419,581	$419,581

Investments at Value — 99.2%
(Cost $104,804,456)		$97,552,946

Other Assets in Excess of Liabilities — 0.8%		743,659

Net Assets — 100.0%		$98,296,605

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $39,865,241 as of April 30, 2022, representing 40.6% of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

B.V. - Besloten Vennootschap

LIBOR - London Interbank Offered Rate

plc - Public Limited Company

S.A.B de C.V. - Societe Anonima Bursatil de Capital Variable

SOFR - Secured Overnight Financing Rate

T-Note - U.S. Treasury Note

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of April 30, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 2.0%

	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 2.0%
U.S. Treasury Notes (Cost $2,999,283) *	0.125%	10/31/22	$3,000,000	$2,979,844

CONVERTIBLE BONDS — 73.7%
Communications — 4.3%
Airbnb, Inc. *	0.000%	03/15/26	$2,500,000	$2,291,250
Lyft, Inc.	1.500%	05/15/25	500,000	560,750
Snap, Inc., 144A	0.000%	05/01/27	1,500,000	1,190,250
Snap, Inc., 144A	0.125%	03/01/28	2,852,000	2,499,778
				6,542,028
Consumer Discretionary — 8.6%
Burlington Stores, Inc.	2.250%	04/15/25	1,000,000	1,199,375
Chegg, Inc.	0.125%	03/15/25	3,000,000	2,665,500
Etsy, Inc., 144A	0.250%	06/15/28	3,500,000	2,782,500
Huazhu Group Ltd.	3.000%	05/01/26	785,000	808,943
NCL Corporation Ltd.	6.000%	05/15/24	2,000,000	3,306,999
Patrick Industries, Inc., 144A	1.750%	12/01/28	2,500,000	2,248,438
				13,011,755
Consumer Staples — 3.0%
Tilray, Inc.*	5.000%	10/01/23	4,650,000	4,533,750

Energy — 2.2%
Enphase Energy, Inc., 144A	0.000%	03/01/26	3,500,000	3,293,500

Financials — 11.2%
Apollo Commercial Real Estate Finance, Inc. *	4.750%	08/23/22	4,000,000	3,997,501
Avolon Holdings Funding Ltd., 144A	4.250%	04/15/26	250,000	239,902
Blackstone Mortgage Trust, Inc.	4.375%	05/05/22	3,500,000	3,500,656
Granite Point Mortgage Trust, Inc., 144A *	5.625%	12/01/22	4,000,000	3,935,000

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2022 (Unaudited)

CONVERTIBLE BONDS — continued

	Coupon	Maturity	Par Value	Value
Financials — continued
KKR Group Finance Company X, LLC, 144A	3.250%	12/15/51	$500,000	$376,275
KKR Real Estate Finance Trust, Inc.	6.125%	05/15/23	3,000,000	3,009,375
MFA Financial, Inc.	6.250%	06/15/24	2,000,000	1,970,000
				17,028,709
Health Care — 8.6%
CONMED Corporation	2.625%	02/01/24	3,500,000	5,481,050
Exact Sciences Corporation	0.375%	03/01/28	2,200,000	1,768,800
Jazz Investments I Ltd.	2.000%	06/15/26	1,000,000	1,220,625
Ligand Pharmaceuticals, Inc. *	0.750%	05/15/23	2,000,000	1,923,750
NuVasive, Inc.	0.375%	03/15/25	3,000,000	2,797,500
				13,191,725
Industrials — 5.8%
Camtek Ltd., 144A	0.000%	12/01/26	400,000	350,200
SFL Corporation Ltd. *	4.875%	05/01/23	4,338,000	4,378,669
Southwest Airlines Company	1.250%	05/01/25	3,000,000	4,096,500
				8,825,369
Real Estate — 4.6%
DigitalBridge Group, Inc.	5.000%	04/15/23	3,709,000	3,705,682
Integra LifeSciences Holdings Corporation	0.500%	08/15/25	1,000,000	1,018,800
Radius Global Infrastructure, Inc., 144A	2.500%	09/15/26	2,500,000	2,223,438
				6,947,920
Technology — 25.4%
Akamai Technologies, Inc.	0.125%	05/01/25	2,000,000	2,504,000
Avaya Holdings Corporation	2.250%	06/15/23	3,500,000	3,372,276
Bentley Systems, Inc.	0.125%	01/15/26	1,400,000	1,335,600
Bill.com Holding, Inc.	0.000%	12/01/25	3,058,000	3,976,928
Cloudflare, Inc., 144A	0.000%	08/15/26	3,000,000	2,617,500
Jamf Holding Corporation, 144A	0.125%	09/01/26	1,250,000	1,154,688
Lumentum Holdings, Inc. *	2.000%	02/15/25	2,500,000	2,995,000
Lumentum Holdings, Inc.	0.500%	12/15/26	3,000,000	3,136,800
Mandiant, Inc.	0.875%	06/01/24	1,500,000	1,640,625
MicroStrategy, Inc., 144A	0.000%	02/15/27	1,000,000	633,500
Okta, Inc.	0.125%	09/01/25	1,500,000	1,458,000
Perficient, Inc.	0.125%	11/15/26	2,000,000	1,717,000
Silicon Laboratories, Inc.	0.625%	06/15/25	1,000,000	1,268,800
Verint Systems, Inc., 144A	0.250%	04/15/26	3,460,000	3,646,840
Vishay Intertechnology, Inc.	2.250%	06/15/25	3,280,000	3,199,968
Workiva, Inc.	1.125%	08/15/26	1,000,000	1,400,000
Ziff Davis, Inc., 144A *	1.750%	11/01/26	2,500,000	2,663,750
				38,721,275

Total Convertible Bonds
(Cost $117,505,697)				$112,096,031

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2022 (Unaudited)

CORPORATE BONDS — 18.4%

	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 0.7%
Royal Caribbean Cruises Ltd., 144A	9.125%	06/15/23	$1,000,000	$1,032,335

Consumer Staples — 0.6%
Vector Group Ltd., 144A *	5.750%	02/01/29	1,000,000	877,500

Energy — 0.9%
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	925,000	870,092
Phillips 66 *	0.900%	02/15/24	500,000	480,281
				1,350,373
Financials — 4.8%
Apollo Commercial Real Estate Finance, Inc.	5.375%	10/15/23	1,000,000	975,625
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,000,000	897,500
Goldman Sachs Group, Inc. (Yield of U.S. T-Note 0.125% 10/22 + 53.8) * (a)	0.627%	11/17/23	1,000,000	985,223
PennyMac Mortgage Investment Trust *	5.500%	11/01/24	3,500,000	3,480,312
Royal Bank of Canada	1.600%	01/21/25	1,000,000	949,827
				7,288,487
Health Care — 1.3%
Ascendis Pharma A/S, 144A	2.250%	04/01/28	750,000	690,750
CHS/Community Health Systems, Inc., 144A	5.250%	05/15/30	1,550,000	1,358,808
				2,049,558
Industrials — 1.9%
Alarm.com Holdings, Inc.	0.000%	01/15/26	3,500,000	2,901,500

Technology — 6.2%
John Bean Technologies Corporation, 144A	0.250%	05/15/26	4,000,000	3,766,000
Micron Technology, Inc.	2.703%	04/15/32	60,000	49,971
ON Semiconductor Corporation, 144A	0.000%	05/01/27	3,000,000	3,562,500
Progress Software Corporation	1.000%	04/15/26	2,000,000	2,009,000
				9,387,471
Utilities — 2.0%
American Electric Power *	0.750%	11/01/23	2,750,000	2,643,600
NextEra Energy Capital Holdings, Inc.	0.650%	03/01/23	400,000	393,720
				3,037,320
Total Corporate Bonds
(Cost $29,387,077)				$27,924,544

FOREIGN GOVERNMENTS — 0.4%
Mexico Government International Bond	3.771%	05/24/61	$235,000	$164,481
Peruvian Government International Bond	2.783%	01/23/31	235,000	203,823
Peruvian Government International Bond	3.300%	03/11/41	240,000	188,270
Total Foreign Governments
(Cost $702,487)				$556,574

PURCHASED OPTION CONTRACTS — 0.1%
	Strike Price	Contracts	Notional Value	Value
Put Option Contracts — 0.1% **
S&P 500 Index, 06/30/22 (Cost $127,330)	$ 4,000.00	10	$4,131,930	$130,930

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2022 (Unaudited)

MONEY MARKET FUNDS — 1.6%

	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 0.15% (b) (Cost $2,555,209)	2,354,349	$2,354,349

Investments at Value — 96.0%
(Cost $153,076,223)		$146,042,272

Other Assets in Excess of Liabilities — 4.0%		6,027,146

Net Assets — 100.0%		$152,069,418

*	All or part of this security has been pledged as collateral for derivative instruments held by the Fund.

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $42,911,044 as of April 30, 2022, representing 28.2% of net assets.

A/S – Aktieselskab

plc – Public Limited Company

T-Note - U.S. Treasury Note

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of April 30, 2022.

**	The average monthly value of purchased options contracts sold during the six month period ended April 30, 2022 was $1,105,906.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2022 (Unaudited)

A list of open OTC swap agreements as of April 30, 2022, is as follows:

Total Return Swaps
								Net Unrealized
	Reference Entity /		Fund	Termination	Notional		Upfront	Appreciation /
Counterparty	Obligation (a)	Fund Pays	Receives	Date	Amount	Value	Payments	(Depreciation)
BNP Paribas	Airbnb, Inc. Effective Rate -0.03%	BNP Paribas - Airbnb, Inc. - 009066101	Total Return Stock	12/16/2023	$953,005	$72,048	$—	$72,048
BNP Paribas	Airbnb, Inc. Effective Rate 1.42%	BNP Paribas - Airbnb, Inc. - 009066AA9	Fix Nominal	3/15/2026	(951,983)	(35,483)	—	(35,483)
BNP Paribas	Akamai Technologies, Inc. Effective Rate -0.03%	BNP Paribas - Akamai Technologies, Inc. - 00971T101	Total Return Stock	9/18/2023	4,013,184	240,576	—	240,576
BNP Paribas	Akamai Technologies, Inc. Effective Rate 1.42%	BNP Paribas - Akamai Technologies, Inc. - 00971TAJ0	Fix Nominal	5/1/2025	(2,632,759)	(128,759)	—	(128,759)
BNP Paribas	Alarm.com Holdings, Inc. Effective Rate 0.09%	BNP Paribas - Alarm. com Holdings, Inc. - 011642105	Total Return Stock	12/2/2023	556,700	(23,560)	—	(23,560)
BNP Paribas	Ascendis Pharma A/S Effective Rate -0.03%	BNP Paribas - Ascendis Pharma A/S - 04351P101	Total Return Stock	3/29/2024	289,305	42,876	—	42,876
BNP Paribas	Avaya Holdings Corporation Effective Rate -0.03%	BNP Paribas - Avaya Holdings Corporation - 05351X101	Total Return Stock	9/18/2023	88,084	17,784	—	17,784
BNP Paribas	Bentley Systems, Inc. Effective Rate -0.03%	BNP Paribas - Bentley Systems, Inc. - 08265T208	Total Return Stock	11/17/2023	426,523	(1,616)	—	(1,616)
BNP Paribas	Bill.com Holdings, Inc. Effective Rate -0.03%	BNP Paribas - Bill. com Holdings, Inc. - 090043100	Total Return Stock	1/27/2024	2,719,913	304,366	—	304,366
BNP Paribas	Burlington Stores, Inc. Effective Rate -0.03%	BNP Paribas - Burlington Stores, Inc. - 122017106	Total Return Stock	1/22/2024	525,504	36,960	—	36,960
BNP Paribas	Camtek Ltd. Effective Rate -0.03%	BNP Paribas - Camtek Ltd. - M20791105	Total Return Stock	11/23/2023	99,858	1,848	—	1,848
BNP Paribas	Chef’s Warehouse, Inc. (The) Effective Rate 1.42%	BNP Paribas - Chef’s Warehouse, Inc. (The) - 163086AC5	Fix Nominal	12/1/2024	(2,641,019)	106,482	—	106,482
BNP Paribas	Chef’s Warehouse, Inc. (The) Effective Rate 0.00%	BNP Paribas - Chef’s Warehouse, Inc. (The) - 163086101	Total Return Stock	9/18/2023	849,405	(83,895)	—	(83,895)
BNP Paribas	Chegg, Inc. Effective Rate -0.03%	BNP Paribas - Chegg, Inc. - 163092109	Total Return Stock	3/24/2024	639,653	137,431	—	137,431
BNP Paribas	Cloudffare, Inc. Effective Rate -0.03%	BNP Paribas - Cloudffare, Inc. - 18915M107	Total Return Stock	9/18/2023	962,535	195,889	—	195,889
BNP Paribas	CONMED Corporation Effective Rate -0.03%	BNP Paribas - CONMED Corporation - 207410101	Total Return Stock	9/18/2023	4,838,547	331,202	—	331,202
BNP Paribas	Enphase Energy, Inc. Effective Rate -0.03%	BNP Paribas - Enphase Energy, Inc. - 29355A107	Total Return Stock	9/18/2023	937,780	113,026	—	113,026
BNP Paribas	Etsy, Inc. Effective Rate -0.03%	BNP Paribas - Etsy, Inc. - 29786A106	Total Return Stock	1/19/2023	861,666	134,784	—	134,784

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2022 (Unaudited)

Total Return Swaps
								Net Unrealized
	Reference Entity /		Fund	Termination	Notional		Upfront	Appreciation /
Counterparty	Obligation (a)	Fund Pays	Receives	Date	Amount	Value	Payments	(Depreciation)
BNP Paribas	Exact Sciences Corporation Effective Rate 1.42%	BNP Paribas - Exact Sciences Corporation - 30063PAC9	Fix Nominal	3/1/2028	$(706,446)	$(63,246)	$—	$(63,246)
BNP Paribas	Exact Sciences Corporation Effective Rate -0.03%	BNP Paribas - Exact Sciences Corporation - 30063P105	Total Return Stock	9/18/2023	997,044	187,975	—	187,975
BNP Paribas	FireEye, Inc. Effective Rate 1.42%	BNP Paribas - FireEye, Inc. - 31816QAF8	Fix Nominal	6/1/2024	(875,894)	(11,832)	—	(11,832)
BNP Paribas	Huazhu Group Ltd. Effective Rate -0.03%	BNP Paribas - Huazhu Group Ltd. - 44332N106	Total Return Stock	9/18/2023	298,065	16,833	—	16,833
BNP Paribas	Integra Lifesciences Holdings Corporation Effective Rate 1.42%	BNP Paribas - Integra Lifesciences Holdings Corporation - 457985AM1	Fix Nominal	8/15/2025	(2,059,778)	(22,178)	—	(22,178)
BNP Paribas	Integra Lifesciences Holdings Corporation Effective Rate -0.03%	BNP Paribas - Integra Lifesciences Holdings Corporation - 457985208	Total Return Stock	9/18/2023	1,136,640	5,124	—	5,124
BNP Paribas	Jamf Holding Corporation Effective Rate -0.03%	BNP Paribas - Jamf Holding Corporation - 47074L105	Total Return Stock	9/18/2023	474,646	24,966	—	24,966
BNP Paribas	Jazz Pharmaceuticals plc Effective Rate 1.42%	BNP Paribas - Jazz Pharmaceuticals plc - 472145AD3	Fix Nominal	8/15/2024	(2,074,400)	(40,650)	—	(40,650)
BNP Paribas	Jazz Pharmaceuticals plc Effective Rate -0.03%	BNP Paribas - Jazz Pharmaceuticals plc - G50871105	Total Return Stock	9/18/2023	1,361,781	31,955	—	31,955
BNP Paribas	John Bean Technologies Corporation Effective Rate -0.03%	BNP Paribas - John Bean Technologies Corporation - 477839104	Total Return Stock	10/21/2023	1,267,461	(88,908)	—	(88,908)
BNP Paribas	Ligand Pharmaceuticals, Inc. Effective Rate -0.03%	BNP Paribas - Ligand Pharmaceuticals, Inc. - 53220K504	Total Return Stock	9/18/2023	60,420	4,704	—	4,704
BNP Paribas	Live Nation Entertainment, Inc. Effective Rate -0.03%	BNP Paribas - Live Nation Entertainment, Inc. - 538034109	Total Return Stock	9/18/2023	1,813,384	72,376	—	72,376
BNP Paribas	Lumentum Holdings, Inc. Effective Rate 1.42%	BNP Paribas - Lumentum Holdings, Inc. - 55024UAD1	Fix Nominal	12/15/2026	(761,175)	(29,255)	—	(29,255)
BNP Paribas	Lumentum Holdings, Inc. Effective Rate -0.03%	BNP Paribas - Lumentum Holdings, Inc. - 55024U109	Total Return Stock	9/18/2023	2,077,650	104,247	—	104,247
BNP Paribas	Lyft, Inc. Effective Rate 1.42%	BNP Paribas - Lyft, Inc. - 55087PAB0	Fix Nominal	5/15/2025	(1,766,365)	(84,115)	—	(84,115)
BNP Paribas	Lyft, Inc. Effective Rate -0.03%	BNP Paribas - Lyft, Inc. - 55087P104	Total Return Stock	9/18/2023	1,225,194	71,154	—	71,154
BNP Paribas	Mandiant, Inc. Effective Rate -0.03%	BNP Paribas - Mandiant, Inc. - 562662106	Total Return Stock	9/18/2023	766,057	8,956	—	8,956

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2022 (Unaudited)

Total Return Swaps
								Net Unrealized
	Reference Entity /		Fund	Termination	Notional		Upfront	Appreciation /
Counterparty	Obligation (a)	Fund Pays	Receives	Date	Amount	Value	Payments	(Depreciation)
BNP Paribas	MicroStrategy, Inc. Effective Rate -0.03%	BNP Paribas - MicroStrategy, Inc. - 594972408	Total Return Stock	9/18/2023	$200,651	$41,274	$—	$41,274
BNP Paribas	Norwegian Cruise Line Holdings Ltd. Effective Rate -0.03%	BNP Paribas - Norwegian Cruise Line Holdings Ltd. - G66721104	Total Return Stock	9/18/2023	2,653,371	147,618	—	147,618
BNP Paribas	NuVasive, Inc. Effective Rate -0.03%	BNP Paribas - NuVasive, Inc. - 670704105	Total Return Stock	9/18/2023	540,672	46,848	—	46,848
BNP Paribas	Okta, Inc. Effective Rate -0.03%	BNP Paribas - Okta, Inc. - 679295105	Total Return Stock	9/18/2023	1,327,245	193,800	—	193,800
BNP Paribas	Okta, Inc. Effective Rate 1.42%	BNP Paribas - Okta, Inc. - 679295AD7	Fix Nominal	9/1/2025	(1,557,477)	(99,477)	—	(99,477)
BNP Paribas	ON Semiconductor Corporation Effective Rate -0.03%	BNP Paribas - ON Semiconductor Corporation — 682189105	Total Return Stock	8/16/4048	2,279,481	64,806	—	64,806
BNP Paribas	Patrick Industries, Inc. Effective Rate -0.03%	BNP Paribas - Patrick Industries, Inc. - 703343103	Total Return Stock	12/10/2023	792,990	(43,875)	—	(43,875)
BNP Paribas	PennyMac Mortgage Investment Trust Effective Rate -0.03%	BNP Paribas - PennyMac Mortgage Investment Trust - 70931T103	Total Return Stock	9/18/2023	106,050	(1,330)	—	(1,330)
BNP Paribas	Perficient, Inc. Effective Rate -0.03%	BNP Paribas - Perficient, Inc. - 71375U101	Total Return Stock	11/20/2023	546,720	39,729	—	39,729
BNP Paribas	Progress Software Corporation Effective Rate -0.03%	BNP Paribas - Progress Software Corporation - 743312100	Total Return Stock	9/18/2023	940,996	588	—	588
BNP Paribas	Radius Global Infrastructure, Inc. Effective Rate -0.03%	BNP Paribas - Radius Global Infrastructure, Inc. - 750481103	Total Return Stock	9/18/2023	658,646	26,468	—	26,468
BNP Paribas	SFL Corporation Ltd. Effective Rate 0.26%	BNP Paribas - SFL Corporation Ltd. - G7738W106	Total Return Stock	3/14/2024	955,510	69,654	—	69,654
BNP Paribas	Silicon Laboratories, Inc. Effective Rate -0.03%	BNP Paribas - Silicon Laboratories, Inc. - 826919102	Total Return Stock	1/21/2024	1,655,580	(3,813)	—	(3,813)
BNP Paribas	Silicon Laboratories, Inc. Effective Rate 1.42%	BNP Paribas - Silicon Laboratories, Inc. - 826919AD4	Fix Nominal	6/15/2025	(1,275,293)	(6,493)	—	(6,493)
BNP Paribas	SNAP, Inc. - Class A Effective Rate -0.03%	BNP Paribas - SNAP, Inc. - Class A - 83304A106	Total Return Stock	11/9/2023	1,224,000	156,750	—	156,750
BNP Paribas	Southwest Airlines Company Effective Rate -0.03%	BNP Paribas - Southwest Airlines Company - 844741108	Total Return Stock	9/18/2023	2,551,239	(25,369)	—	(25,369)
BNP Paribas	Verint Systems, Inc. Effective Rate -0.03%	BNP Paribas - Verint Systems, Inc. - 92343X100	Total Return Stock	9/18/2023	1,724,833	(15,631)	—	(15,631)

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
APRIL 30, 2022 (Unaudited)

Total Return Swaps
								Net Unrealized
	Reference Entity /		Fund	Termination	Notional		Upfront	Appreciation /
Counterparty	Obligation (a)	Fund Pays	Receives	Date	Amount	Value	Payments	(Depreciation)
BNP Paribas	Vishay Intertechnology, Inc. Effective Rate -0.03%	BNP Paribas - Vishay Intertechnology, Inc. - 928298108	Total Return Stock	9/18/2023	$481,290	$(8,679)	$—	$(8,679)
BNP Paribas	Workiva, Inc. Effective Rate -0.03%	BNP Paribas - Workiva, Inc. - 98139A105	Total Return Stock	9/18/2023	1,066,600	101,500	—	101,500
BNP Paribas	Ziff Davis, Inc. Effective Rate -0.03%	BNP Paribas - Ziff Davis, Inc. - 48123V102	Total Return Stock	9/18/2023	1,542,240	128,480	—	128,480
Total						$2,462,913	$—	$2,462,913

				Total swap agreements at value (assets)				$3,281,077
				Total swap agreements at value (liabilities)				(818,164)
				Net swap agreements at value				$2,462,913

(a)	Payment frequency is monthly.

OTC - Over the Counter

The average monthly notional value for Swap Contracts -Receivable for the six month period ended April 30, 2022 was $60,622,177

The average monthly notional value for Swap Contracts-Payable for the six month period ended April 30, 2022 was $20,548,512

A list of the open futures contracts held by the Fund at April 30, 2022, is as follows:

SCHEDULE OF FUTURES CONTRACTS SOLD SHORT

		Expiration		Unrealized
FUTURES CONTRACTS SOLD SHORT^	Contracts	Date	Notional Value	Appreciation
Futures
10-Year U.S. Treasury Note Future	2	06/21/22	$(238,312)	$16,063
5-Year U.S. Treasury Note Future	2	06/30/22	(225,344)	10,875
U.S. Treasury Long Bond Future	4	06/21/22	(562,752)	62,373
Total Futures Contracts Sold Short			$(1,026,408)	$89,311

^	Cash has been pledged as collateral for futures contracts held by the Fund.

The average monthly notional value of futures contracts sold short during the six month period ended April 30, 2022 was $1,105,906.

The accompanying notes are an integral part of the financial statements.

WESTWOOD SMALLCAP GROWTH FUND
APRIL 30, 2022 (Unaudited)

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.4%

	Shares	Value
Communications — 0.5%
Internet Media & Services — 0.5%
Yelp, Inc. (a)	1,047	$34,059

Consumer Discretionary — 17.2%
Automotive — 2.9%
Dana, Inc.	2,420	35,840
Dorman Products, Inc. (a)	361	35,638
Gentherm, Inc. (a)	1,829	123,311
		194,789
Leisure Facilities & Services — 9.4%
First Watch Restaurant Group, Inc. (a)	16,842	218,946
Liberty Media Corporation - Liberty Braves - Series A (a)	6,896	181,158
Texas Roadhouse, Inc.	2,933	241,474
		641,578
Leisure Products — 4.4%
Acushnet Holdings Corporation	849	34,588
Clarus Corporation	10,373	231,837
Marine Products Corporation	2,765	32,461
		298,886
Retail - Discretionary — 0.5%
Monro, Inc.	757	34,618

Consumer Staples — 4.4%
Food — 3.4%
Phibro Animal Health Corporation - Class A	1,878	33,785
Utz Brands, Inc.	14,250	201,210
		234,995
COMMON STOCKS — continued

	Shares	Value
Consumer Staples — continued
Household Products — 1.0%
Central Garden & Pet Company (a).	769	$33,675
Central Garden & Pet Company - Class A (a)	819	33,890
		67,565
Energy — 1.0%
Oil & Gas Producers — 1.0%
Riley Exploration Permian, Inc.	3,007	69,853

Financials — 4.6%
Asset Management — 2.8%
Columbia Financial, Inc. (a)	9,951	188,571

Banking — 1.8%
Kearny Financial Corporation	2,863	33,955
Pacific Premier Bancorp, Inc.	1,074	33,681
Veritex Holdings, Inc.	1,775	58,309
		125,945
Health Care — 20.3%
Biotech & Pharma — 2.1%
Corcept Therapeutics, Inc. (a)	3,321	71,434
Ligand Pharmaceuticals, Inc. (a)	371	34,451
REGENXBIO, Inc. (a)	1,230	34,145
		140,030
Health Care Facilities & Services — 6.7%
Addus HomeCare Corporation (a)	405	34,133
Agiliti, Inc. (a)	4,525	89,324
Ensign Group, Inc. (The)	423	33,980
MEDNAX, Inc. (a)	1,517	28,095
Medpace Holdings, Inc. (a)	1,799	240,292
U.S. Physical Therapy, Inc.	331	34,348
		460,172
Medical Equipment & Devices — 11.5%
Atrion Corporation	53	33,211
Glaukos Corporation (a)	4,445	210,204
LeMaitre Vascular, Inc.	4,843	209,266
Meridian Bioscience, Inc. (a)	8,242	210,913
Merit Medical Systems, Inc. (a)	829	51,406
Utah Medical Products, Inc.	397	33,582
Varex Imaging Corporation (a)	1,748	34,698
		783,280
Industrials — 21.0%
Commercial Support Services — 1.0%
Hackett Group, Inc. (The)	1,459	34,272
National Research Corporation	964	33,065
		67,337

The accompanying notes are an integral part of the financial statements.

WESTWOOD SMALLCAP GROWTH FUND
APRIL 30, 2022 (Unaudited)

COMMON STOCKS — continued

	Shares	Value
Industrials — continued
Electrical Equipment — 1.6%
Advanced Energy Industries, Inc.	472	$36,117
Allied Motion Technologies, Inc.	1,390	33,833
OSI Systems, Inc. (a)	451	35,674
		105,624
Engineering & Construction — 4.3%
Comfort Systems USA, Inc.	2,664	224,895
Installed Building Products, Inc.	423	34,039
Sterling Construction Company, Inc. (a)	1,506	34,472
		293,406
Machinery — 13.1%
Alamo Group, Inc.	270	34,139
Albany International Corporation - Class A	1,888	147,679
Cactus, Inc. - Class A	3,567	178,100
ESCO Technologies, Inc.	561	35,035
Federal Signal Corporation	1,012	34,438
Helios Technologies, Inc.	500	33,590
Hillenbrand, Inc.	5,512	225,000
Luxfer Holdings plc	12,601	203,380
		891,361
Transportation & Logistics — 1.0%
Dorian LPG Ltd.	2,353	34,636
Forward Air Corporation	380	36,849
		71,485
Materials — 4.0%
Chemicals — 3.5%
Avient Corporation	4,121	202,918
Innospec, Inc.	367	34,979
		237,897
Containers & Packaging — 0.5%
Myers Industries, Inc.	1,627	35,680

Real Estate — 3.3%
Real Estate Owners & Developers — 0.5%
McGrath RentCorp	412	34,385

REITs — 2.8%
Community Healthcare Trust, Inc.	4,288	157,884
Universal Health Realty Income Trust	666	33,427
		191,311
Technology — 23.1%
Semiconductors — 5.2%
Axcelis Technologies, Inc. (a)	4,065	221,339
II-VI, Inc. (a)	573	35,073
COMMON STOCKS — continued

	Shares	Value
Technology — continued
Semiconductors — continued
Ultra Clean Holdings, Inc. (a)	3,004	$93,635
		350,047
Software — 11.4%
ACI Worldwide, Inc. (a)	1,259	34,774
Apollo Medical Holdings, Inc. (a)	5,658	206,404
Blackbaud, Inc. (a)	625	36,256
Cerence, Inc. (a)	7,548	222,666
CommVault Systems, Inc. (a)	563	34,343
Progress Software Corporation	750	35,985
Sapiens International Corporation N.V. (a)	8,852	205,720
		776,148
Technology Hardware — 3.6%
InterDigital, Inc.	4,347	247,127

Technology Services — 2.9%
CSG Systems International, Inc.	565	34,731
Marathon Digital Holdings, Inc. (a)	6,100	95,160
Maximus, Inc.	467	34,035
TTEC Holdings, Inc.	456	33,657
		197,583

Total Common Stocks
(Cost $7,027,042)		$6,773,732

MONEY MARKET FUNDS — 0.6%
First American Treasury Obligations Fund - Class X, 0.01% (b) (Cost $40,681)	40,681	$40,681

Investments at Value — 100.0%
(Cost $7,067,723)		$6,814,413

Other Assets in Excess of Liabilities — 0.0% (c)		1,474

Net Assets — 100.0%		$6,815,887

N.V. - Naamloze Vennootschap

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of April 30, 2022.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2022 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

			Westwood	Westwood
	Westwood	Westwood	Quality	Quality
	Quality Value	Quality MidCap	SMidCap	SmallCap
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities
At cost	$227,874,614	$491,627	$294,847,677	$956,362,752
At value (Note 2)	$268,710,344	$478,036	$299,911,839	$1,007,959,637
Receivable for capital shares sold	88,013	—	146,232	419,247
Receivable for investment securities sold	—	3,449	5,133,067	4,944,778
Due from Adviser	—	13,256	—	—
Dividends receivable	213,780	309	144,606	219,082
Other assets	33,972	1,170	26,897	49,395
Total assets	269,046,109	496,220	305,362,641	1,013,592,139
LIABILITIES
Payable for capital shares redeemed	117,303	—	305,272	273,161
Payable for investment securities purchased	—	—	4,869,300	4,962,396
Payable to Adviser, net of waivers	100,850	—	100,733	601,315
Payable to Administrator	6,444	3,301	6,503	16,079
Accrued administrative servicing fees— Institutional Shares	424	106,162	27,332
Payable for distribution fees — A Class Shares	605	—	—	613
Payable for distribution fees — C Class Shares	171	—	—	3,242
Other accrued expenses and liabilities	1,552	5,642	4,267	6,544
Total liabilities	226,925	9,367	5,392,237	5,890,682
NET ASSETS	$268,819,184	$486,853	$299,970,404	$1,007,701,457
NET ASSETS CONSIST OF
Paid-in capital	$223,464,664	$500,000	$281,887,780	$915,589,578
Accumulated earnings (deficit)	45,354,520	(13,147)	18,082,624	92,111,879
NET ASSETS	$268,819,184	$486,853	$299,970,404	$1,007,701,457
NET ASSET VALUE PER SHARE
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$267,597,946	$486,853	$208,163,658	$498,412,623
Institutional Shares of beneficial interest outstanding	21,291,709	50,000	16,246,679	27,061,504
Net asset value, offering price and redemption price per share (Note 1)	$12.57	$9.74	$12.81	$18.42
A CLASS SHARES
Net assets applicable to A Class Shares	$1,151,211	N/A	N/A	$1,433,243
A Class Shares of beneficial interest outstanding	91,073	N/A	N/A	77,954
Net asset value, offering price and redemption price per share (Note 1)	$12.64	N/A	N/A	$18.39
C CLASS SHARES
Net assets applicable to C Class Shares	$70,027	N/A	N/A	$752,819
C Class Shares of beneficial interest outstanding	5,654	N/A	N/A	41,281
Net asset value, offering price and redemption price per share (Note 1)	$12.39	N/A	N/A	$18.24
ULTRA SHARES
Net assets applicable to Ultra Shares	N/A	N/A	$91,806,746	$507,102,772
Ultra Shares of beneficial interest outstanding	N/A	N/A	7,169,244	27,518,509
Net asset value, offering price and redemption price per share (Note 1)	N/A	N/A	12.81	18.43
Maximum Offering Price Per Share (A Class Shares)	$13.03	N/A	N/A	$18.95
	($12.64/97.00%)	N/A	N/A	($18.39/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2022 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

			Westwood
	Westwood	Westwood	Income
	Quality AllCap	Total Return	Opportunity
	Fund	Fund	Fund
ASSETS
Investments in securities
At cost	$22,113,293	$119,184,005	$754,707,518
At value (Note 2)	$21,546,521	$123,066,064	$758,727,914
Receivable for capital shares sold	67,000	1,939,714
Receivable from Adviser (Note 4)	698	—	—
Dividends and interest receivable	6,715	655,494	4,308,088
Reclaim receivable	—	3,789	49,023
Other assets	8,154	28,209	35,923
Total assets	21,562,088	123,820,556	765,060,662
LIABILITIES
Payable for capital shares redeemed	—	102,928	431,995
Payable to Adviser, net of waiver	—	161,200	341,873
Payable to administrator (Note 4)	3,260	3,205	17,355
Accrued administrative services plan fees (Note 4)	607	—	—
Payable for distribution fees — A Class Shares	—	—	40,886
Payable for distribution fees — C Class Shares	—	635	49,364
Other accrued expenses and liabilities	—	11,045	22,802
Total liabilities	3,867	279,013	904,275
NET ASSETS	$21,558,221	$123,541,543	$764,156,387
NET ASSETS CONSIST OF
Paid-in capital	$21,850,094	$115,654,647	$738,207,579
Accumulated earnings (deficit)	(291,873)	7,886,896	25,948,808
NET ASSETS	$21,558,221	$123,541,543	$764,156,387
NET ASSET VALUE PER SHARE
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$494,422	$123,429,923	$690,502,174
Institutional Shares of beneficial interest outstanding	50,225	19,099,714	60,014,895
Net asset value, offering price and redemption price per share (Note 1)	$9.84	$6.46	$11.51
A CLASS SHARES
Net assets applicable to A Class Shares	N/A	$3,728	$60,396,947
A Class Shares of beneficial interest outstanding	N/A	578	5,256,203
Net asset value, offering price and redemption price per share (Note 1)	N/A	$6.45	$11.49
C CLASS SHARES
Net assets applicable to C Class Shares	N/A	$107,892	$13,257,266
C Class Shares of beneficial interest outstanding	N/A	16,775	1,159,273
Net asset value, offering price and redemption price per share (Note 1)	N/A	$6.43	$11.44
ULTRA SHARES
Net assets applicable to Ultra Shares	$21,063,799	N/A	N/A
Ultra Shares of beneficial interest outstanding	2,138,246	N/A	N/A
Net asset value, offering price and redemption price per share (Note 1)	9.85	N/A	N/A
Maximum Offering Price Per Share (A Class Shares)	N/A	$6.65	$11.85
	N/A	($6.45/97.00%)	($11.49/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
APRIL 30, 2022 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood	Westwood		Westwood
	High Income	Alternative		SmallCap
	Fund	Income Fund		Growth Fund
ASSETS
Investments in securities:
At cost	$104,804,456	$153,076,223		$7,067,723
At value (Note 2)	$97,552,946	$146,042,272		$6,814,413
Swap contracts, at value (cost $0, $0 and $0, respectively)	—	3,281,077		—
Receivable for capital shares sold	89	9,616		—
Receivable for investment securities sold	—	1,503,119		—
Receivable from Adviser (Note 4)	—	—		8,888
Dividends and interest receivable	1,103,381	1,064,390		756
Reclaim receivable	3,975	—		—
Receivable due from Prime Broker	—	200,860		—
Cash collateral on futures contracts	—	597,616		—
Cash collateral on option contracts	—	274,699		—
Variation Margin receivable on futures contracts	—	2,874		—
Other assets	34,008	40,054		9,257
Total assets	98,694,399	153,016,577		6,833,314
LIABILITIES
Swap contracts, at value (premiums received $0, $0 and $0, respectively)	—	818,164		—
Payable for capital shares redeemed	54,859	83,327		—
Payable due to Adviser, net of waiver	321,951	5,676		—
Payable to administrator (Note 4)	2,660	3,543		3,311
Accrued administrative service plan fees (Note 4)	13,004	13,446		5,758
Payable for distribution fees — A class shares	1,617	9		—
Payable for distribution fees — C class shares	992	—		—
Other accrued expenses and liabilities	2,711	22,994		8,358
Total liabilities	397,794	947,159		17,427
NET ASSETS	$98,296,605	$152,069,418		$6,815,887
NET ASSETS CONSIST OF
Paid-in capital	$113,753,474	$149,162,931		$7,852,540
Accumulated earnings (deficit)	(15,456,869)	2,906,487		(1,036,653)
NET ASSETS	$98,296,605	$152,069,418		$6,815,887
NET ASSET VALUE PER SHARE
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$95,849,379	$57,180,062		$6,815,887
Institutional Shares of beneficial interest outstanding	9,900,317	5,411,441		791,955
Net asset value, offering price and redemption price per share (Note 1)	$9.68	$10.57		$8.61
A CLASS SHARES
Net assets applicable to A Class Shares	$2,229,860	$32,928		N/A
A Class Shares of beneficial interest outstanding	229,092	3,119		N/A
Net asset value, offering price and redemption price per share (Note 1)	$9.73	$10.56		N/A
C CLASS SHARES
Net assets applicable to C Class Shares	$217,366	$159		N/A
C Class Shares of beneficial interest outstanding	22,287	15		N/A
Net asset value, offering price and redemption price per share (Note 1)	$9.75	$10.59	*	N/A
ULTRA SHARES
Net assets applicable to Ultra Shares	N/A	$94,856,269		N/A
Ultra Shares of beneficial interest outstanding	N/A	8,973,515		N/A
Net asset value, offering price and redemption price per share (Note 1)	N/A	10.57		N/A
Maximum Offering Price Per Share (A Class Shares)	$10.03	$10.89		N/A
	($9.73/97.00%)	($10.56/97.00%)		N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
SIX MONTHS ENDED APRIL 30, 2022 (Unaudited)

STATEMENTS OF OPERATIONS

			Westwood	Westwood
	Westwood	Westwood	Quality	Quality
	Quality Value	Quality MidCap	SMidCap	SmallCap
	Fund	Fund (a)	Fund	Fund
INVESTMENT INCOME
Dividends income (net of foreign tax withholding $1,708, $5, $0 and $0, respectively)	$2,403,372	$3,159	$2,417,167	$11,012,096
Total investment income	2,403,372	3,159	2,417,167	11,012,096

EXPENSES
Investment management fees (Note 4)	782,688	1,230	1,230,812	4,605,514
Administrative service plan fees-Institutional Shares (Note 4)	—	424	228,303	277,321
Administration fees (Note 4)	33,262	12,500	43,927	143,228
Registration and filing fees	33,153	8,865	61,405	58,720
Trustees’ fees and expenses (Note 4)	7,827	92	9,210	30,023
Legal fees	7,769	14,125	8,602	28,763
Custody fees	9,105	651	4,213	10,412
Compliance fees (Note 4)	2,423	4	3,039	10,035
Audit fees and tax services fees	8,320	7,000	8,461	8,972
Distribution fees-C Class	169	—	—	4,136
Distribution fees-A Class	1,257	—	—	1,882
Transfer agent fees (Note 4)	4,717	4,139	855	4,540
Other expenses	4,025	2,248	610	9,367
Total expenses	894,715	51,278	1,599,437	5,192,913
Investment management fees reduced and expense reimbursements by Adviser (Note 4)	(45,379)	(49,603)	(255,207)	(629,173)
NET EXPENSES	849,336	1,675	1,344,230	4,563,740

NET INVESTMENT INCOME	1,554,036	1,484	1,072,937	6,448,356

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investments transactions	5,092,306	(1,040)	14,191,184	44,964,765
Change in unrealized appreciation (depreciation) on investments	(17,473,365)	(13,591)	(49,470,410)	(190,300,047)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(12,381,059)	(14,631)	(35,279,226)	(145,335,282)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,827,023)	$(13,147)	$(34,206,289)	$(138,886,926)

Amounts designated as “—” are either $0 or have been rounded to $0.

(a)	Represents the period from the commencement of operations (November 30, 2021) through April 30, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
SIX MONTHS ENDED APRIL 30, 2022 (Unaudited)

STATEMENTS OF OPERATIONS

			Westwood
	Westwood	Westwood	Income
	Quality AllCap	Total Return	Opportunity
	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $89, $9,348 and $50,444, respectively)	$187,421	$1,183,994	$7,314,419
Interest income (net of foreign withholdng tax of $0, $1,364 and $16,775, respectively)	—	1,036,913	6,129,388
Total investment income	187,421	2,220,907	13,443,807

EXPENSES
Investment management fees (Note 4)	50,204	347,333	3,154,607
Distribution fees-A Class	—	5	76,479
Distribution fees-C Class	—	578	66,726
Administration fees (Note 4)	15,548	19,606	112,664
Registration and filing fees	7,863	32,354	44,045
Trustees’ fees (Note 4)	988	3,958	23,692
Legal fees	4,030	3,810	21,738
Custody fees	1,201	4,526	8,762
Audit fees and tax services fees	7,000	7,885	8,658
Compliance fees (Note 4)	206	1,263	7,784
Transfer agent fees (Note 4)	5,026	2,232	6,329
Administrative service plan fees-Institutional Shares (Note 4)	519	—	—
Other expenses	3,950	14,526	18,749
Total expenses	96,535	438,076	3,550,233
Investment management fees reduced and expense reimbursements by Adviser (Note 4)	(45,812)	(56,038)	—
NET EXPENSES	50,723	382,038	3,550,233

NET INVESTMENT INCOME	136,698	1,838,869	9,893,574

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	196,873	3,803,134	20,224,688
Net realized losses from foreign currency transactions	—	—	(1,234)
Change in unrealized appreciation (depreciation) on investment transactions	(1,741,820)	(18,083,189)	(105,630,998)
Change in unrealized appreciation (depreciation) on foreign currency translations	—	—	(308,894)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,544,947)	(14,280,055)	(85,716,438)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,408,249)	$(12,441,186)	$(75,822,864)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
SIX MONTHS ENDED APRIL 30, 2022 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood	Westwood	Westwood
	High Income	Alternative	SmallCap
	Fund	Income Fund	Growth Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $5,710, $0 and $0, respectively)	$496,349	$—	$23,235
Interest income (net of foreign withholding tax of $2,944, $2,819 and $0, respectively)	2,119,677	1,649,871	—
Total investment income	2,616,026	1,649,871	23,235

EXPENSES
Investment management fees (Note 4)	355,356	175,275	15,361
Registration and filing fees	32,209	42,374	7,798
Administration fees (Note 4)	13,739	22,865	15,548
Audit fees and tax services fees	5,983	8,808	7,000
Distribution fees-A Class	2,654	50	—
Distribution fees-C Class	964	163	—
Trustees’ fees (Note 4)	3,200	4,301	408
Legal fees	3,049	4,465	2,632
Transfer agent fees (Note 4)	2,756	1,145	5,010
Custody fees	1,820	5,173	8,323
Compliance fees (Note 4)	943	1,524	52
Administrative service plan fees-Institutional Shares (Note 4)	—	27,679	5,586
Other expenses	14,350	7,497	6,189
Total expenses	437,023	301,319	73,907
Investment management fees reduced and expense reimbursements by Adviser (Note 4)	(27,168)	(106,133)	(52,961)
NET EXPENSES	409,855	195,186	20,946

NET INVESTMENT INCOME	2,206,171	1,454,685	2,289

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	1,717,160	(3,919,767)	(780,845)
Net realized gains from foreign currency transactions	110	8	—
Net realized gains from future transactions	—	54,237	—
Net realized gains from swap transactions	—	11,961,781	—
Change in unrealized appreciation (depreciation) on investment transactions	(12,045,331)	(17,711,939)	(269,558)
Change in unrealized appreciation (depreciation) on foreign currency translations	(110)	393,721	—
Change in unrealized appreciation on futures	—	66,402	—
Change in unrealized appreciation (depreciation) on swaps	—	4,306,452	—
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(10,328,171)	(4,849,105)	(1,050,403)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,122,000)	$(3,394,420)	$(1,048,114)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

			Westwood
	Westwood Quality		Quality	Westwood Quality
	Value Fund		MidCap Fund	SMidCap Fund
	Six Months		Period	Six Months
	Ended		Ended	Ended
	April 30,	Year Ended	April 30,	April 30,	Year Ended
	2022	October 31,	2022 (b)	2022	October 31,
	(Unaudited)	2021 (a)	(Unaudited)	(Unaudited)	2021 (c)
FROM OPERATIONS
Net investment income	$1,554,036	$1,710,107	$1,484	$1,072,937	$2,806,105
Net realized gains (losses) on investments	5,092,306	40,037,123	(1,040)	14,191,184	46,153,438
Net change in unrealized appreciation (depreciation) on investments	(17,473,365)	19,579,369	(13,591)	(49,470,410)	33,763,426
Net increase (decrease) in net assets resulting from operations	(10,827,023)	61,326,599	(13,147)	(34,206,289)	82,722,969
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(39,487,955)	(11,086,837)	—	(33,934,718)	(5,290,326)
A Class Shares	(130,582)	(131,278)	—	—	—
C Class Shares	(145)	(10)	—	—	—
Ultra Shares	—	—	—	(14,978,126)	(219,880)
Total distributions	(39,618,682)	(11,218,125)	—	(48,912,844)	(5,510,206)
CAPITAL SHARE TRANSACTIONS
Institutional Shares:
Issued	103,505,807	26,813,884	500,000	16,151,508	55,681,359
Reinvestment of dividends	27,161,720	9,127,074	—	33,838,985	5,269,890
Redeemed	(19,527,877)	(51,279,758)	—	(21,588,207)	(50,919,571)
Net increase (decrease) from Institutional
Shares capital share transactions	111,139,650	(15,338,800)	500,000	28,402,286	10,031,678
A Class Shares:
Issued	343,053	192,311	N/A	N/A	N/A
Reinvestment of dividends	130,582	131,278	N/A	N/A	N/A
Redeemed	(10,163)	(1,996,945)	N/A	N/A	N/A
Net increase (decrease) from A Class Shares capital share transactions	463,472	(1,673,356)	N/A	N/A	N/A
C Class Shares:
Issued	73,185	2	N/A	N/A	N/A
Reinvestment of dividends	145	10	N/A	N/A	N/A
Redeemed	—	—	N/A	N/A	N/A
Net increase from C Class Shares capital share transactions	73,330	12	N/A	N/A	N/A
Ultra Shares:
Issued	N/A	N/A	N/A	6,939,768	102,073,362
Reinvestment of dividends	N/A	N/A	N/A	14,978,126	219,880
Redeemed	N/A	N/A	N/A	(5,642,474)	(17,547,586)
Net increase from Ultra Shares capital share transactions	N/A	N/A	N/A	16,275,420	84,745,656
Net increase (decrease) in net assets from capital share transactions	111,676,452	(17,012,144)	500,000	44,677,706	94,777,334
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,230,747	33,096,330	486,853	(38,441,427)	171,990,097
NET ASSETS
Beginning of period	207,588,437	174,492,107	—	338,411,831	166,421,734
End of period	$268,819,184	$207,588,437	$486,853	$299,970,404	$338,411,831

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not applicable

(a)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(b)	Represents the period from the commencement of operations (November 30, 2021) through April 30, 2022.

(c)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

			Westwood
	Westwood Quality		Quality	Westwood Quality
	Value Fund		MidCap Fund	SMidCap Fund
	Six Months		Period	Six Months
	Ended		Ended	Ended
	April 30,	Year Ended	April 30,	April 30,	Year Ended
	2022	October 31,	2022 (b)	2022	October 31,
	(Unaudited)	2021 (a)	(Unaudited)	(Unaudited)	2021 (c)
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	7,325,275	1,895,497	50,000	1,119,292	3,569,810
Issued in reinvestment of dividends to shareholders	2,049,945	713,906	—	2,351,737	386,774
Redeemed	(1,452,461)	(3,843,269)	—	(1,513,056)	(3,402,481)
Net increase (decrease) in shares outstanding	7,922,759	(1,233,866)	50,000	1,957,973	554,103
Shares outstanding at beginning of period	13,368,950	14,602,816	—	14,288,706	13,734,603
Shares outstanding at end of period	21,291,709	13,368,950	50,000	16,246,679	14,288,706

A Class Shares
Sold	26,733	13,323	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	9,819	10,233	N/A	N/A	N/A
Redeemed	(753)	(149,365)	N/A	N/A	N/A
Net increase (decrease) in shares outstanding	35,799	(125,809)	N/A	N/A	N/A
Shares outstanding at beginning of period	55,274	181,083	N/A	N/A	N/A
Shares outstanding at end of period	91,073	55,274	N/A	N/A	N/A

C Class Shares
Sold	5,629	—	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	11	1	N/A	N/A	N/A
Redeemed	—	—	N/A	N/A	N/A
Net increase in shares outstanding	5,640	1	N/A	N/A	N/A
Shares outstanding at beginning of period	14	13	N/A	N/A	N/A
Shares outstanding at end of period	5,654	14	N/A	N/A	N/A

Ultra Shares
Sold	N/A	N/A	N/A	449,440	7,021,662
Issued in reinvestment of dividends to shareholders	N/A	N/A	N/A	1,040,385	16,046
Redeemed	N/A	N/A	N/A	(391,992)	(1,139,429)
Net increase in shares outstanding	N/A	N/A	N/A	1,097,833	5,898,279
Shares outstanding at beginning of period	N/A	N/A	N/A	6,071,411	173,132
Shares outstanding at end of period	N/A	N/A	N/A	7,169,244	6,071,411

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not applicable

(a)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(b)	Represents the period from the commencement of operations (November 30, 2021) through April 30, 2022.

(c)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Period Ended	April 30,	Year Ended
	2022	October 31,	2022	October 31,	2022	October 31,
	(Unaudited)	2021 (a)	(Unaudited)	2021 (b)	(Unaudited)	2021
FROM OPERATIONS
Net investment income	$6,448,356	$8,332,783	$136,698	$7,715	$1,838,869	$2,177,197
Net realized gains on investments	44,964,765	64,160,489	196,873	49,040	3,803,134	9,654,540
Net change in unrealized appreciation (depreciation) on investments	(190,300,047)	225,235,252	(1,741,820)	1,175,048	(18,083,189)	11,820,853
Net increase (decrease) in net assets resulting from operations	(138,886,926)	297,728,524	(1,408,249)	1,231,803	(12,441,186)	23,652,590
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(26,825,452)	(2,987,544)	(2,388)	—	(10,505,481)	(4,734,312)
A Class Shares	(69,757)	(7,294)	—	—	(295)	(64)
C Class Shares	(34,797)	(227)	—	—	(6,115)	(152)
Ultra Shares	(24,288,100)	(1,597,937)	(113,039)	—	—	—
Total Distributions	(51,218,106)	(4,593,002)	(115,427)	—	(10,511,891)	(4,734,528)
CAPITAL SHARE TRANSACTIONS
Institutional Shares:
Issued	76,280,192	250,276,944	—	500,000	15,170,045	53,807,851
Reinvestment of dividends	25,833,286	2,615,934	2,388	—	10,478,884	4,727,376
Redeemed	(93,569,704)	(216,685,078)	—	—	(22,995,350)	(19,781,500)
Net Increase from Institutional Shares capital share transactions	8,543,774	36,207,800	2,388	500,000	2,653,579	38,753,727
A Class Shares:
Issued	279,633	683,436	N/A	N/A	8	3,470
Reinvestment of dividends	69,757	6,782	N/A	N/A	295	63
Redeemed	(114,721)	(589,763)	N/A	N/A	—	—
Net increase from A Class Shares capital share transactions	234,669	100,455	N/A	N/A	303	3,533
C Class Shares:
Issued	26,276	591,709	N/A	N/A	79,108	71,650
Reinvestment of dividends	31,748	227	N/A	N/A	6,114	152
Redeemed	(9,810)	(46,058)	N/A	N/A	(31,959)	—
Net increase from C Class Shares capital share transactions	48,214	545,878	N/A	N/A	53,263	71,802
Ultra Shares:
Issued	116,700,578	304,226,286	2,008,115	20,512,529	N/A	N/A
Reinvestment of dividends	22,576,807	1,266,260	113,039	—	N/A	N/A
Redeemed	(45,495,622)	(51,155,545)	(1,285,977)	—	N/A	N/A
Net increase from Ultra Shares capital share transactions	93,781,763	254,337,001	835,177	20,512,529	N/A	N/A
Net increase in net assets from capital share transactions	102,608,420	291,191,134	837,565	21,012,529	2,707,145	38,829,062
TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,496,612)	584,326,656	(686,111)	22,244,332	(20,245,932)	57,747,124
NET ASSETS
Beginning of period	1,095,198,069	510,871,413	22,244,332	—	143,787,475	86,040,351
End of period	$1,007,701,457	$1,095,198,069	$21,558,221	$22,244,332	$123,541,543	$143,787,475

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable.

(a)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

(b)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Period Ended	April 30,	Year Ended
	2022	October 31,	2022	October 31,	2022	October 31,
	(Unaudited)	2021 (a)	(Unaudited)	2021 (b)	(Unaudited)	2021
CAPITAL SHARES ACTIVITY
Institutional Shares:
Sold	3,703,457	12,662,660	—	50,000	2,123,737	7,458,941
Issued in reinvestment of dividends to shareholders	1,201,430	148,802	225	—	1,460,835	678,084
Redeemed	(4,516,499)	(10,893,500)	—	—	(3,261,552)	(2,741,173)
Net increase in shares outstanding	388,388	1,917,962	225	50,000	323,020	5,395,852
Shares outstanding at beginning of period	26,673,116	24,755,154	50,000	—	18,776,694	13,380,842
Shares outstanding at end of period	27,061,504	26,673,116	50,225	50,000	19,099,714	18,776,694

A Class Shares:
Sold	13,202	33,869	N/A	N/A	1	502
Issued in reinvestment of dividends to shareholders	3,251	386	N/A	N/A	41	9
Redeemed	(5,506)	(28,226)	N/A	N/A	—	—
Net increase in shares outstanding	10,947	6,029	N/A	N/A	42	511
Shares outstanding at beginning of period	67,007	60,978	N/A	N/A	536	25
Shares outstanding at end of period	77,954	67,007	N/A	N/A	578	536

C Class Shares:
Sold	1,258	28,559	N/A	N/A	11,011	9,567
Issued in reinvestment of dividends to shareholders	1,494	13	N/A	N/A	856	20
Redeemed	(496)	(2,543)	N/A	N/A	(4,705)	—
Net increase in shares outstanding	2,256	26,029	N/A	N/A	7,162	9,587
Shares outstanding at beginning of period	39,025	12,996	N/A	N/A	9,613	26
Shares outstanding at end of period	41,281	39,025	N/A	N/A	16,775	9,613

Ultra Shares:
Sold	5,756,734	14,938,603	198,042	2,050,369	N/A	N/A
Issued in reinvestment of dividends to shareholders	1,048,675	72,028	10,648	—	N/A	N/A
Redeemed	(2,294,202)	(2,499,316)	(120,813)	—	N/A	N/A
Net increase in shares outstanding	4,511,207	12,511,315	87,877	2,050,369	N/A	N/A
Shares outstanding at beginning of period	23,007,302	10,495,987	2,050,369	—	N/A	N/A
Shares outstanding at end of period	27,518,509	23,007,302	2,138,246	2,050,369	N/A	N/A

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable.

(a)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

(b)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High
	Opportunity Fund		Income Fund
	Six Months		Six Months
	Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended
	2022	October 31,	2022	October 31,
	(Unaudited)	2021	(Unaudited)	2021
FROM OPERATIONS
Net investment income	$9,893,574	$13,806,434	$2,206,171	$2,902,647
Net realized gains on investments and foreign currency transactions	20,223,454	80,730,191 *	1,717,270	6,339,468
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(105,939,892)	30,555,527	(12,045,441)	2,391,176
Net increase (decrease) in net assets resulting from operations	(75,822,864)	125,092,152	(8,122,000)	11,633,291
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(74,444,670)	(56,562,024)	(2,087,564)	(2,977,937)
A Class Shares	(5,763,910)	(3,856,704)	(41,792)	(28,552)
C Class Shares	(1,195,843)	(402,304)	(3,261)	(586)
Total Distributions	(81,404,423)	(60,821,032)	(2,132,617)	(3,007,075)
CAPITAL SHARE TRANSACTIONS
Institutional Shares:
Issued	91,488,281	223,537,176	24,257,641	30,838,485
Reinvestment of dividends	70,129,952	51,959,190	2,068,944	2,926,171
Redeemed	(142,566,585)	(183,004,295)	(14,821,217)	(20,903,961)
Net increase from Institutional Shares capital share transactions	19,051,648	92,492,071	11,505,368	12,860,695
A Class Shares:
Issued	11,496,006	23,359,106	1,294,641	1,497,333
Reinvestment of dividends	4,947,663	3,507,622	31,755	28,552
Redeemed	(7,131,213)	(16,529,826)	(503,062)	(264,074)
Net increase from A Class Shares capital share transactions	9,312,456	10,336,902	823,334	1,261,811
C Class Shares:
Issued	2,331,311	8,354,432	135,011	104,995
Reinvestment of dividends	1,195,843	396,871	3,261	586
Redeemed	(1,077,837)	(396,921)	(3,258)	(581)
Net increase from C Class Shares capital share transactions	2,449,317	8,354,382	135,014	105,000
Net increase in net assets from capital share transactions	30,813,421	111,183,355	12,463,716	14,227,506
TOTAL INCREASE (DECREASE) IN NET ASSETS	(126,413,866)	175,454,475	2,209,099	22,853,722
NET ASSETS
Beginning of period	890,570,253	715,115,778	96,087,506	73,233,784
End of period	$764,156,387	$890,570,253	$98,296,605	$96,087,506

Amounts designated as “—” are $0 or rounded to $0.

*	Includes realized gains as a result of an in-kind redemption (see Note 8 in the Notes to the financial statements)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High
	Opportunity Fund		Income Fund
	Six Months		Six Months
	Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended
	2022	October 31,	2022	October 31,
	(Unaudited)	2021	(Unaudited)	2021
CAPITAL SHARES ACTIVITY
Institutional Shares:
Sold	7,217,601	16,472,352	2,282,541	2,909,531
Issued in reinvestment of dividends to shareholders	5,502,427	3,918,464	200,851	277,550
Redeemed	(11,229,068)	(13,468,901)	(1,428,190)	(1,977,856)
Net increase in shares outstanding	1,490,960	6,921,915	1,055,202	1,209,225
Shares outstanding at beginning of period	58,523,935	51,602,020	8,845,115	7,635,890
Shares outstanding at end of period	60,014,895	58,523,935	9,900,317	8,845,115

A Class Shares:
Sold	921,906	1,717,828	122,017	139,984
Issued in reinvestment of dividends to shareholders	388,768	265,073	3,067	2,674
Redeemed	(557,943)	(1,225,243)	(47,357)	(24,561)
Net increase in shares outstanding	752,731	757,658	77,727	118,097
Shares outstanding at beginning of period	4,503,472	3,745,814	151,365	33,268
Shares outstanding at end of period	5,256,203	4,503,472	229,092	151,365

C Class Shares:
Sold	188,627	613,440	12,566	9,704
Issued in reinvestment of dividends to shareholders	94,412	30,069	314	54
Redeemed	(86,104)	(29,240)	(314)	(54)
Net increase in shares outstanding	196,935	614,269	12,566	9,704
Shares outstanding at beginning of period	962,338	348,069	9,721	17
Shares outstanding at end of period	1,159,273	962,338	22,287	9,721

Amounts designated as “—” are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Alternative		Westwood SmallCap
	Income Fund		Growth Fund
	Six Months		Six Months
	Ended		Ended
	April 30,	Year Ended	April 30,	Period Ended
	2022	October 31,	2022	October 31,
	(Unaudited)	2021	(Unaudited)	2021 (a)
FROM OPERATIONS
Net investment income	$1,454,685	$2,148,908	$2,289	$16
Net realized gains (losses) on investments, futures, purchased options, swap agreements and foreign currency transactions	8,096,259	4,511,310	(780,845)	9,912
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, swap agreements and foreign currency translations	(12,945,364)	821,294	(269,558)	16,248
Net increase (decrease) in net assets resulting from operations	(3,394,420)	7,481,512	(1,048,114)	26,176
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(1,089,917)	(432,393)	(14,715)	—
A Class Shares	(719)	(847)	—	—
C Class Shares	(541)	(95)	—	—
Ultra Shares	(2,459,062)	(1,029,336)	—	—
Total Distributions	(3,550,239)	(1,462,671)	(14,715)	—
CAPITAL SHARE TRANSACTIONS
Institutional Shares:
Issued	17,017,448	51,704,897	6,843,533	1,000,000
Reinvestment of dividends	1,089,916	430,754	14,714	—
Redeemed	(12,361,962)	(22,321,581)	(5,707)	—
Net increase from Institutional Shares capital share transactions	5,745,402	29,814,070	6,852,540	1,000,000
A Class Shares:
Issued	11	100,652	N/A	N/A
Reinvestment of dividends	719	847	N/A	N/A
Redeemed	(34,079)	(64,339)	N/A	N/A
Net increase (decrease) from A Class Shares capital share transactions	(33,349)	37,160	N/A	N/A
C Class Shares:
Issued	11	40,700	N/A	N/A
Reinvestment of dividends	541	95	N/A	N/A
Redeemed	(39,357)	(155,945)	N/A	N/A
Net decrease from C Class Shares capital share transactions	(38,805)	(115,150)	N/A	N/A
Ultra Shares:
Issued	10,373,016	56,461,535	N/A	N/A
Reinvestment of dividends	2,459,062	1,029,291	N/A	N/A
Redeemed	(41,662,079)	(20,410,295)	N/A	N/A
Net increase (decrease) from Ultra Shares capital share transactions	(28,830,001)	37,080,531	N/A	N/A
Net increase (decrease) in net assets from capital share transactions	(23,156,753)	66,816,611	6,852,540	1,000,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,101,412)	72,835,452	5,789,711	1,026,176
NET ASSETS
Beginning of period	182,170,830	109,335,378	1,026,176	—
End of period	$152,069,418	$182,170,830	$6,815,887	$1,026,176

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable.

(a)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Alternative		Westwood SmallCap
	Income Fund		Growth Fund
	Six Months		Six Months
	Ended		Ended
	April 30,	Year Ended	April 30,	Period Ended
	2022	October 31,	2022	October 31,
	(Unaudited)	2021	(Unaudited)	2021 (a)
CAPITAL SHARES ACTIVITY
Institutional Shares:
Sold	1,580,821	4,720,940	691,071	100,000
Issued in reinvestment of dividends to shareholders	100,892	39,419	1,444	—
Redeemed	(1,148,276)	(2,058,234)	(560)	—
Net increase in shares outstanding	533,437	2,702,125	691,955	100,000
Shares outstanding at beginning of period	4,878,004	2,175,879	100,000	—
Shares outstanding at end of period	5,411,441	4,878,004	791,955	100,000

A Class Shares:
Sold	1	9,303	N/A	N/A
Issued in reinvestment of dividends to shareholders	66	78	N/A	N/A
Redeemed	(3,112)	(5,880)	N/A	N/A
Net increase (decrease) in shares outstanding	(3,045)	3,501	N/A	N/A
Shares outstanding at beginning of period	6,164	2,663	N/A	N/A
Shares outstanding at end of period	3,119	6,164	N/A	N/A

C Class Shares:
Sold	1	3,726	N/A	N/A
Issued in reinvestment of dividends to shareholders	50	9	N/A	N/A
Redeemed	(3,688)	(14,335)	N/A	N/A
Net decrease in shares outstanding	(3,637)	(10,600)	N/A	N/A
Shares outstanding at beginning of period	3,652	14,252	N/A	N/A
Shares outstanding at end of period	15	3,652	N/A	N/A

Ultra Shares:
Sold	954,299	5,166,470	N/A	N/A
Issued in reinvestment of dividends to shareholders	227,286	94,173	N/A	N/A
Redeemed	(3,853,520)	(1,866,231)	N/A	N/A
Net increase (decrease) in shares outstanding	(2,671,935)	3,394,412	N/A	N/A
Shares outstanding at beginning of period	11,645,450	8,251,038	N/A	N/A
Shares outstanding at end of period	8,973,515	11,645,450	N/A	N/A

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable.

(a)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,	Net	and unrealized	Total from	Dividends from	Distributions
	beginning of	investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains
Westwood Quality Value Fund (1)
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	$15.46	$0.08	$(0.59)	$(0.51)	$(0.10)	$(2.28)
For the year ended October 31, 2021	11.80	0.13	4.28	4.41	(0.17)	(0.58)
For the year ended October 31, 2020	13.16	0.20	(0.95)	(0.75)	(0.21)	(0.40)
For the year ended October 31, 2019	13.07	0.22	1.21	1.43	(0.19)	(1.15)
For the year ended October 31, 2018	13.10	0.20	0.62	0.82	(0.15)	(0.70)
For the year ended October 31, 2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)
A Class Shares
For the six months ended April 30, 2022 (unaudited)	15.53	0.07	(0.61)	(0.54)	(0.07)	(2.28)
For the year ended October 31, 2021	11.84	0.08	4.31	4.39	(0.12)	(0.58)
For the year ended October 31, 2020	13.20	0.18	(0.96)	(0.78)	(0.18)	(0.40)
For the year ended October 31, 2019	13.12	0.19	1.21	1.40	(0.17)	(1.15)
For the year ended October 31, 2018	13.15	0.17	0.62	0.79	(0.12)	(0.70)
For the year ended October 31, 2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)
C Class Shares
For the six months ended April 30, 2022 (unaudited)	15.33	0.01	(0.58)	(0.57)	(0.09)	(2.28)
For the year ended October 31, 2021	11.80	0.01	4.27	4.28	(0.17)	(0.58)
For the period ended October 31, 2020 (g)	10.17	0.16	1.47	1.63	—	—
Westwood Quality MidCap Fund
Institutional Shares
For the period ended April 30, 2022 (unaudited) (i)	10.00	0.03	(0.29)	(0.26)	—	—
Westwood Quality SMidCap Fund (2)
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	16.62	0.04	(1.49)	(1.45)	(0.11)	(2.25)
For the year ended October 31, 2021	11.97	0.15	4.89	5.04	(0.13)	(0.26)
For the year ended October 31, 2020	14.21	0.11	(0.75)	(0.64)	(0.11)	(1.49)
For the year ended October 31, 2019	15.50	0.10	0.84	0.94	(0.11)	(2.12)
For the year ended October 31, 2018	17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)
For the year ended October 31, 2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)
Ultra Shares
For the six months ended April 30, 2022 (unaudited)	16.62	0.06	(1.48)	(1.42)	(0.14)	(2.25)
For the year ended October 31, 2021	11.96	0.16	4.91	5.07	(0.15)	(0.26)
For the period ended October 31, 2020 (k)	11.44	—	0.52	0.52	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(i)	Represents the period from the commencement of operations (November 30, 2021) through April 30, 2022.

(j)	Includes federal excise taxes of 0.01% of average net assets with respect to the period ending April 30, 2022.

(k)	Represents the period from the commencement of operations (July 31, 2020) through October 31, 2020.

(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(2)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

									Ratio of net
					Ratio of total net		Ratio of total gross		investment income
Total	Net asset value,			Net assets,	expenses to average		expenses to average		to average net		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		assets (c)		turnover rate (d)

$(2.38)	$12.57	(3.99	)%(e)	$267,598	0.65	%(f)	0.68	%(f)	1.19	%(f)	39	%(e)
(0.75)	15.46	38.80%		206,730	0.65%		0.76%		0.91%		72%
(0.61)	11.80	(6.11)%		172,349	0.65%		0.77%		1.66%		52%
(1.34)	13.16	13.23%		224,664	0.65%		0.73%		1.80%		36%
(0.85)	13.07	6.30%		213,175	0.65%		0.72%		1.50%		49%
(0.34)	13.10	22.00%		205,645	0.75%		0.83%		1.40%		44%

(2.35)	12.64	(4.19	)%(e)	1,151	0.90	%(f)	0.93	%(f)	0.97	%(f)	39	%(e)
(0.70)	15.53	38.46%		858	0.90%		1.01%		0.58%		72%
(0.58)	11.84	(6.32)%		2,143	0.90%		1.00%		1.43%		52%
(1.32)	13.20	12.92%		13,174	0.90%		0.98%		1.54%		36%
(0.82)	13.12	6.02%		13,183	0.90%		0.97%		1.25%		49%
(0.31)	13.15	21.83%		1,984	1.00%		1.08%		1.14%		44%

(2.37)	12.39	(4.51	)%(e)	70	1.65	%(f)	1.68	%(f)	0.22	%(f)	39	%(e)
(0.75)	15.33	37.62%		—	1.48%		1.48%		0.08%		72%
—	11.80	16.03	%(e)	—	0.00	%(f)(h)	0.00	%(f)(h)	2.29	%(f)	52	%(e)

—	9.74	(2.60	)%(e)	487	0.79	%(f)(j)	24.18	%(f)	0.70	%(f)	40	%(e)

(2.36)	12.81	(10.21	)%(e)	208,164	0.88	%(f)	1.04	%(f)	0.59	%(f)	61	%(e)
(0.39)	16.62	42.85%		237,479	0.88%		1.10%		0.99%		106%
(1.60)	11.97	5.39%		164,350	0.88%		1.05%		0.90%		69%
(2.23)	14.21	9.46%		187,341	0.88%		1.02%		0.75%		56%
(1.91)	15.50	(0.33)%		315,140	0.88%		1.03%		0.50%		58%
(0.21)	17.44	19.83%		346,913	0.97%		0.97%		0.40%		55%

(2.39)	12.81	(10.05	)%(e)	91,807	0.68	%(f)	0.84	%(f)	0.79	%(f)	61	%(e)
(0.41)	16.62	43.19%		100,933	0.68%		0.90%		1.00%		106%
—	11.96	4.55	%(e)	2,072	0.70	%(f)	1.02	%(f)	0.08	%(f)	69	%(e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,	Net	and unrealized	Total from	Dividends from	Distributions
	beginning of	investment	gains (losses) on	investment	net investment	from net realized
	period	income (loss) (a)	investments	operations	income	capital gains
Westwood Quality SmallCap Fund (1)
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	$21.99	$0.12	$(2.68)	$(2.56)	$(0.20)	$(0.81)
For the year ended October 31, 2021	14.46	0.18	7.47	7.65	(0.12)	—
For the year ended October 31, 2020	16.97	0.12	(2.45)	(2.33)	(0.12)	(0.06)
For the year ended October 31, 2019	16.76	0.11	1.10	1.21	(0.12)	(0.88)
For the year ended October 31, 2018	18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)
For the year ended October 31, 2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)
A Class Shares
For the six months ended April 30, 2022 (unaudited)	21.94	0.10	(2.66)	(2.56)	(0.18)	(0.81)
For the year ended October 31, 2021	14.44	0.16	7.45	7.61	(0.11)	—
For the year ended October 31, 2020	16.99	0.08	(2.43)	(2.35)	(0.14)	(0.06)
For the period ended October 31, 2019 (g)	15.78	(0.02)	1.23	1.21	—	—
C Class Shares
For the six months ended April 30, 2022 (unaudited)	21.75	0.03	(2.65)	(2.62)	(0.08)	(0.81)
For the year ended October 31, 2021	14.34	(0.01)	7.44	7.43	(0.02)	—
For the year ended October 31, 2020	16.98	(0.01)	(2.45)	(2.46)	(0.12)	(0.06)
For the period ended October 31, 2019 (g)	15.78	(0.04)	1.24	1.20	—	—
Ultra Shares
For the six months ended April 30, 2022 (unaudited)	22.01	0.13	(2.68)	(2.55)	(0.22)	(0.81)
For the year ended October 31, 2021	14.47	0.20	7.48	7.68	(0.14)	—
For the period ended October 31, 2020 (h)	11.72	0.05	2.70	2.75	—	—
Westwood Quality AllCap Fund
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	10.59	0.05	(0.75)	(0.70)	(0.03)	(0.02)
For the period ended October 31, 2021 (i)	10.00	—	0.59	0.59	—	—
Ultra Shares
For the six months ended April 30, 2022 (unaudited)	10.59	0.06	(0.75)	(0.69)	(0.03)	(0.02)
For the period ended October 31, 2021 (i)	10.00	—	0.59	0.59	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(h)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(i)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

									Ratio of net
					Ratio of total net		Ratio of total gross		investment income
Total	Net asset value,			Net assets,	expenses to average		expenses to average		(loss) to average net		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		assets (c)		turnover rate (d)

$(1.01)	$18.42	(12.27	)%(e)	$498,413	0.89	%(f)	1.01	%(f)	1.15	%(f)	31	%(e)
(0.12)	21.99	53.07%		586,435	0.92%		1.09%		0.90%		58%
(0.18)	14.46	(13.90)%		357,901	0.99%		1.16%		0.81%		67%
(1.00)	16.97	8.65%		418,949	0.99%		1.11%		0.66%		64%
(1.26)	16.76	(2.28)%		341,713	0.99%		1.08%		0.58%		50%
(0.25)	18.39	29.71%		234,321	1.10%		1.10%		0.42%		56%

(0.99)	18.39	(12.30	)%(e)	1,433	1.04	%(f)	1.16	%(f)	0.98	%(f)	31	%(e)
(0.11)	21.94	52.90%		1,470	1.04%		1.22%		0.77%		58%
(0.20)	14.44	(14.04)%		881	1.09%		1.28%		0.55%		67%
—	16.99	7.67	%(e)	96	1.08	%(f)	1.30	%(f)	(0.90	)%(f)	64	%(e)
(0.89)	18.24	(12.66	)%(e)	753	1.79	%(f)	1.91	%(f)	0.25	%(f)	31	%(e)
(0.02)	21.75	51.81%		849	1.79%		1.97%		(0.04)%		58%
(0.18)	14.34	(14.67)%		186	1.84%		2.02%		(0.08)%		67%
—	16.98	7.60	%(e)	51	1.79	%(f)	2.05	%(f)	(1.67	)%(f)	64	%(e)
(1.03)	18.43	(12.20	)%(e)	507,103	0.79	%(f)	0.91	%(f)	1.24	%(f)	31	%(e)
(0.14)	22.01	53.29%		506,444	0.79%		0.97%		0.95%		58%
—	14.47	23.46	%(e)	151,903	0.81	%(f)	1.10	%(f)	0.63	%(f)	67	%(e)

(0.05)	9.84	(6.66	)%(e)	494	0.65	%(f)	1.04	%(f)	1.05	%(f)	58	%(e)
—	10.59	5.90	%(e)	529	0.65	%(f)	2.25	%(f)	0.22	%(f)	4	%(e)
(0.05)	9.85	(6.52	)%(e)	21,064	0.45	%(f)	0.86	%(f)	1.24	%(f)	58	%(e)
—	10.59	5.90	%(e)	21,715	0.45	%(f)	2.07	%(f)	0.44	%(f)	4	%(e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,	Net	and unrealized	Total from	Dividends from	Distributions
	beginning of	investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains
Westwood Total Return Fund (1)
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	$7.65	$0.09	$(0.72)	$(0.63)	$(0.09)	$(0.47)
For the year ended October 31, 2021	6.43	0.13	1.41	1.54	(0.13)	(0.19)
For the year ended October 31, 2020	6.64	0.07	0.92	0.99	(0.06)	(1.14)
For the year ended October 31, 2019	10.46	0.12	0.53	0.65	(0.36)	(4.11)
For the year ended October 31, 2018	11.94	0.14	0.15	0.29	(0.12)	(1.65)
For the year ended October 31, 2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)
A Class Shares
For the six months ended April 30, 2022 (unaudited)	7.64	0.08	(0.72)	(0.64)	(0.08)	(0.47)
For the year ended October 31, 2021	6.43	0.11	1.40	1.51	(0.11)	(0.19)
For the period ended October 31, 2020 (g)	5.20	0.03	1.23	1.26	(0.03)	—
C Class Shares
For the six months ended April 30, 2022 (unaudited)	7.63	0.06	(0.73)	(0.67)	(0.06)	(0.47)
For the year ended October 31, 2021	6.43	0.02	1.44	1.46	(0.07)	(0.19)
For the period ended October 31, 2020 (g)	5.20	0.03	1.23	1.26	(0.03)	—
Westwood Income Opportunity Fund
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	13.92	0.15	(1.26)	(1.11)	(0.14)	(1.16)
For the year ended October 31, 2021	12.84	0.23	1.90	2.13	(0.50)	(0.55)
For the year ended October 31, 2020	15.89	0.22	0.34	0.56	(0.20)	(3.41)
For the year ended October 31, 2019	15.31	0.32	1.25	1.57	(0.36)	(0.63)
For the year ended October 31, 2018	15.72	0.28	(0.11)	0.17	(0.28)	(0.30)
For the year ended October 31, 2017	14.58	0.26	1.18	1.44	(0.23)	(0.07)
A Class Shares
For the six months ended April 30, 2022 (unaudited)	13.90	0.13	(1.26)	(1.13)	(0.12)	(1.16)
For the year ended October 31, 2021	12.83	0.20	1.88	2.08	(0.46)	(0.55)
For the year ended October 31, 2020	15.88	0.18	0.34	0.52	(0.16)	(3.41)
For the year ended October 31, 2019	15.30	0.28	1.25	1.53	(0.32)	(0.63)
For the year ended October 31, 2018	15.71	0.24	(0.11)	0.13	(0.24)	(0.30)
For the year ended October 31, 2017	14.57	0.22	1.18	1.40	(0.19)	(0.07)
C Class Shares
For the six months ended April 30, 2022 (unaudited)	13.84	0.09	(1.26)	(1.17)	(0.07)	(1.16)
For the year ended October 31, 2021	12.79	0.10	1.88	1.98	(0.38)	(0.55)
For the year ended October 31, 2020	15.88	0.06	0.36	0.42	(0.10)	(3.41)
For the period ended October 31, 2019 (h)	15.77	0.03	0.16	0.19	(0.08)	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(1)	Effective November 1, 2021, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

									Ratio of net
					Ratio of total net		Ratio of total gross		investment income
Total	Net asset value,			Net assets,	expenses to average		expenses to average		to average net		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		assets (c)		turnover rate (d)

$(0.56)	$6.46	(8.96	)%(e)	$123,430	0.56	%(f)	0.64	%(f)	2.70	%(f)	30	%(e)
(0.32)	7.65	24.46%		143,710	0.35%		0.51%		1.79%		66%
(1.20)	6.43	17.59%		86,040	0.75%		1.10%		1.11%		62%
(4.47)	6.64	16.55%		4,722	0.75%		2.13%		1.76%		66%
(1.77)	10.46	2.35%		7,803	0.75%		1.05%		1.30%		26%
(0.30)	11.94	14.24%		44,778	0.78%		0.99%		1.40%		122%

(0.55)	6.45	(9.10	)%(e)	4	0.85	%(f)	0.96	%(f)	2.41	%(f)	30	%(e)
(0.30)	7.64	24.04%		4	0.64%		0.78%		1.47%		66%
(0.03)	6.43	24.30	%(e)	—	0.01	%(f)	0.01	%(f)	0.90	%(f)	62	%(e)
(0.53)	6.43	(9.49	)%(e)	108	1.58	%(f)	1.66	%(f)	1.70	%(f)	30	%(e)
(0.26)	7.63	23.13%		73	1.37%		1.56%		0.24%		66%
(0.03)	6.43	24.30	%(e)	—	0.01	%(f)	0.01	%(f)	0.88	%(f)	62	%(g)(e)

(1.30)	11.51	(8.84	)%(e)	690,502	0.81	%(f)	0.81	%(f)	2.39	%(f)	45	%(e)
(1.05)	13.92	17.21%		814,633	0.85%		0.86%		1.68%		82%
(3.61)	12.84	4.59%		662,612	0.89%		0.89%		1.69%		111%
(0.99)	15.89	10.99%		1,056,504	0.85%		0.85%		2.08%		66%
(0.58)	15.31	1.04%		2,408,695	0.83%		0.83%		1.80%		42%
(0.30)	15.72	9.98%		2,584,805	0.83%		0.83%		1.72%		34%

(1.28)	11.49	(8.97	)%(e)	60,397	1.06	%(f)	1.06	%(f)	2.15	%(f)	45	%(e)
(1.01)	13.90	16.86%		62,614	1.10%		1.11%		1.44%		82%
(3.57)	12.83	4.34%		48,051	1.14%		1.14%		1.43%		111%
(0.95)	15.88	10.71%		64,450	1.10%		1.10%		1.86%		66%
(0.54)	15.30	0.78%		74,510	1.08%		1.08%		1.56%		42%
(0.26)	15.71	9.71%		98,976	1.08%		1.08%		1.45%		34%

(1.23)	11.44	(9.26	)%(e)	13,257	1.81	%(f)	1.81	%(f)	1.40	%(f)	45	%(e)
(0.93)	13.84	16.03%		13,323	1.85%		1.86%		0.70%		82%
(3.51)	12.79	3.52%		4,453	1.90%		1.90%		0.48%		111%
(0.08)	15.88	1.23	%(e)	273	1.90	%(f)	1.90	%(f)	1.11	%(f)	66	%(g)(e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,	Net	and unrealized	Total from	Dividends from	Distributions
	beginning of	investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains	Return of capital
Westwood High Income Fund (1)
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	$10.67	$0.22	$(1.00)	$(0.78)	$(0.21)	$—	$—
For the year ended October 31, 2021	9.55	0.35	1.14	1.49	(0.37)	—	—
For the year ended October 31, 2020	9.25	0.35	0.29	0.64	(0.34)	—	—
For the year ended October 31, 2019	9.12	0.41	0.15	0.56	(0.43)	—	—
For the year ended October 31, 2018	9.37	0.42	(0.24)	0.18	(0.43)	—	—
For the year ended October 31, 2017	9.31	0.42	0.06	0.48	(0.42)	—	—
A Class Shares
For the six months ended April 30, 2022 (unaudited)	10.72	0.21	(1.00)	(0.79)	(0.20)	—	—
For the year ended October 31, 2021	9.60	0.33	1.13	1.46	(0.34)	—	—
For the year ended October 31, 2020	9.29	0.34	0.29	0.63	(0.32)	—	—
For the year ended October 31, 2019	9.15	0.39	0.14	0.53	(0.39)	—	—
For the year ended October 31, 2018	9.37	0.40	(0.23)	0.17	(0.39)	—	—
For the year ended October 31, 2017	9.31	0.40	0.06	0.46	(0.40)	—	—
C Class Shares
For the six months ended April 30, 2022 (unaudited)	10.75	0.17	(1.00)	(0.83)	(0.17)	—	—
For the year ended October 31, 2021	9.55	0.22	1.28	1.50	(0.30)	—	—
For the period ended October 31, 2020 (g)	8.23	0.24	1.28	1.52	(0.20)	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(1)	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

									Ratio of net
					Ratio of total net		Ratio of total gross		investment income
Total	Net asset value,			Net assets,	expenses to average		expenses to average		to average net		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		assets (c)		turnover rate (d)

$(0.21)	$9.68	(7.39	)%(e)	$95,849	0.80	%(f)	0.85	%(f)	4.34	%(f)	37	%(e)
(0.37)	10.67	15.69%		94,360	0.80%		0.96%		3.37%		67%
(0.34)	9.55	7.14%		72,914	0.27%		0.59%		3.78%		130%
(0.43)	9.25	6.25%		65,168	0.80%		1.05%		4.48%		59%
(0.43)	9.12	1.92%		64,926	0.80%		1.02%		4.57%		37%
(0.42)	9.37	5.27%		77,595	0.80%		1.01%		4.51%		71%

(0.20)	9.73	(7.47	)%(e)	2,230	1.05	%(f)	1.10	%(f)	4.13	%(f)	37	%(e)
(0.34)	10.72	15.34%		1,623	1.05%		1.21%		3.05%		67%
(0.32)	9.60	7.01%		320	0.48%		0.82%		3.61%		130%
(0.39)	9.29	5.93%		46	1.05%		1.34%		4.20%		59%
(0.39)	9.15	1.91%		31	1.05%		1.26%		4.26%		37%
(0.40)	9.37	5.01%		596	1.05%		1.26%		4.25%		71%

(0.17)	9.75	(7.85	)%(e)	217	1.80	%(f)	1.94	%(f)	3.31	%(f)	37	%(e)
(0.30)	10.75	15.77%		104	1.80%		1.98%		2.03%		67%
(0.20)	9.55	18.51	%(e)	—	0.02	%(f)	0.03	%(f)	4.46	%(f)	130	%(e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,	Net	and unrealized	Total from	Dividends from	Distributions
	beginning of	investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains	Return of capital
Westwood Alternative Income Fund (1)
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	$11.02	$0.09	$(0.32)	$(0.23)	$(0.07)	$(0.15)	$—
For the year ended October 31, 2021	10.47	0.16	0.49	0.65	(0.10)	—	—
For the year ended October 31, 2020	10.25	0.18	0.46	0.64	(0.10)	(0.32)	—
For the year ended October 31, 2019	9.82	0.23	0.41	0.64	(0.21)	—	—
For the year ended October 31, 2018	10.12	0.18	(0.29)	(0.11)	(0.16)	—	(0.03)
For the year ended October 31, 2017	10.01	0.17	0.05	0.22	(0.09)	(0.02)	—
A Class Shares
For the six months ended April 30, 2022 (unaudited)	11.00	0.08	(0.31)	(0.23)	(0.06)	(0.15)	—
For the year ended October 31, 2021	10.46	0.14	0.48	0.62	(0.08)	—	—
For the period ended October 31, 2020 (g)	9.78	0.10	0.62	0.72	(0.04)	—	—
C Class Shares
For the six months ended April 30, 2022 (unaudited)	11.01	0.04	(0.31)	(0.27)	—	(0.15)	—
For the year ended October 31, 2021	10.46	0.06	0.50	0.56	(0.01)	—	—
For the period ended October 31, 2020 (g)	9.78	0.05	0.65	0.70	(0.02)	—	—
Ultra Shares
For the six months ended April 30, 2022 (unaudited)	11.02	0.10	(0.32)	(0.22)	(0.08)	(0.15)	—
For the year ended October 31, 2021	10.47	0.17	0.48	0.65	(0.10)	—	—
For the year ended October 31, 2020	10.25	0.19	0.46	0.65	(0.11)	(0.32)	—
For the year ended October 31, 2019	9.82	0.24	0.41	0.65	(0.22)	—	—
For the year ended October 31, 2018	10.13	0.19	(0.29)	(0.10)	(0.18)	—	(0.03)
For the year ended October 31, 2017	10.01	0.19	0.04	0.23	(0.09)	(0.02)	—
Westwood SmallCap Growth Fund
Institutional Shares
For the six months ended April 30, 2022 (unaudited)	10.26	—	(1.62)	(1.62)	(0.01)	(0.02)	—
For the period ended October 31, 2021 (k)	10.00	—	0.26	0.26	—	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

(i)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively

(j)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively

(k)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

(1)	Effective November 1, 2019, Westwood Market Neutrual Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

									Ratio of net
					Ratio of total net		Ratio of total gross		investment income
Total	Net asset value,			Net assets,	expenses to average		expenses to average		to average net		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		assets (c)		turnover rate (d)

$(0.22)	$10.57	(2.33	)%(e)	$57,180	0.30	%(f)	0.43	%(f)	1.72	%(f)	72	%(e)
(0.10)	11.02	6.19%		53,734	0.96%		1.21%		1.45%		125%
(0.42)	10.47	6.44%		22,772	0.90%		1.40%		1.79%		137%
(0.21)	10.25	6.57%		7,121	1.15	%(h)	1.47%		2.33%		106%
(0.19)	9.82	(1.09)%		6,193	1.22	%(i)	1.62%		1.85%		88%
(0.11)	10.12	2.16%		7,490	1.37	%(j)	2.15%		1.69%		80%

(0.21)	10.56	(2.35	)%(e)	33	0.45	%(f)	0.59	%(f)	1.53	%(f)	72	%(e)
(0.08)	11.00	5.97%		68	1.11%		1.38%		1.32%		125%
(0.04)	10.46	7.35	%(e)	28	1.15	%(f)	1.67	%(f)	1.61	%(f)	137	%(e)

(0.15)	10.59	(2.68	)%(e)	—	1.20	%(f)	1.33	%(f)	0.77	%(f)	72	%(e)
(0.01)	11.01	5.39%		40	1.83%		2.13%		0.56%		125%
(0.02)	10.46	7.21	%(e)	149	2.10	%(f)	2.62	%(f)	0.85	%(f)	137	%(e)
(0.23)	10.57	(2.28	)%(e)	94,856	0.20	%(f)	0.33	%(f)	1.79	%(f)	72	%(e)
(0.10)	11.02	6.26%		128,329	0.85%		1.12%		1.53%		125%
(0.43)	10.47	6.54%		86,386	0.87%		1.40%		1.86%		137%
(0.22)	10.25	6.64%		31,553	1.08	%(h)	1.39%		2.39%		106%
(0.21)	9.82	(1.02)%		27,312	1.12	%(i)	1.52%		1.96%		88%
(0.11)	10.13	2.31%		23,465	1.24	%(j)	1.96%		1.87%		80%

(0.03)	8.61	(15.82	)%(e)	6,816	0.75	%(f)	2.63	%(f)	0.08	%(f)	410	%(e)
—	10.26	2.60	%(e)	1,026	27.56	%(f)	0.75	%(f)	0.02	%(f)	3	%(h)(e)

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization

Westwood Quality Value Fund (“Value Fund”), Westwood Quality MidCap Fund (“MidCap Fund”), Westwood Quality SMidCap Fund (“SMidCap Fund”), Westwood Quality SmallCap Fund (“SmallCap Fund”), Westwood Quality AllCap Fund (“AllCap Fund”), Westwood Total Return Fund (“Total Return Fund”), Westwood Income Opportunity Fund (“Income Opportunity Fund”), Westwood High Income Fund (“High Income Fund”), Westwood Alternative Income Fund (“Alternative Income Fund”) and Westwood SmallCap Growth Fund (“SmallCap Growth Fund”), (individually, a “Fund” and collectively, the “Funds”) are each a series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The Value, SMidCap, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds (“Predecessor Funds”) were formerly part of The Advisors’ Inner Circle Fund and were acquired by, and reorganized into, the Trust on November 1, 2021, pursuant to an Agreement and Plan of Reorganization dated August 9, 2021. The AllCap and SmallCap Growth Funds commenced operations on September 30, 2021 and MidCap Fund commenced operations on November 30, 2021. Each Fund is classified as a diversified fund.

The investment objective of the Value, MidCap, SMidCap, SmallCap and AllCap Funds is to seek long-term capital appreciation.

The investment objective of Total Return Fund is to seek to provide total return, through a combination of current income and capital appreciation.

The investment objective of Income Opportunity Fund is to provide current income with a secondary investment objective to provide the opportunity for long-term capital appreciation.

The investment objective of High Income Fund is to seek to maximize total return through a high level of current income and capital appreciation.

The investment objective of Alternative Income Fund is to seek to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

The investment objective of SmallCap Growth Fund is to seek to achieve long-term capital growth.

All of the Funds offer Institutional Shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.20% of the average daily net assets attributable to Institutional Shares (for all Funds except Value, Total Return and Income Opportunity Funds), requiring a $100,000 minimum investment and offered exclusively to certain retirement plans established for the benefit of employees of the Westwood Management Corporation (the “Adviser”) or its affiliates; defined benefit retirement plans, endowments or foundations; banks and trust companies or law firms acting as trustee or manager for trust accounts; investors who purchase through asset-based fee programs available through financial intermediaries; and insurance companies).

The Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds offer A Class Shares (sold with a maximum sales charge of 3.00% (except for SmallCap Fund, which has a maximum sales charge of 4.00%) and a 12b-1 services plan fee up to 0.25% of the average daily net assets attributable to A Class Shares), requiring a $1,000 minimum investment. Class A Shares purchases of $250,000 or more may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within 18 months of purchase (except for SmallCap Fund, in which purchases of $1,000,000 or more may be subject to a 1.00% CDSC fee if redeemed within 18 months of purchase.)

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The Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds offer C Class Shares (sold without any sales loads, but subject to a 12b-1 services plan fee of up to 1.00% of the average daily net assets attributable to C Class Shares for each Fund), requiring a $1,000 minimum investment. C Class Shares may be subject to a CDSC fee of 1.00% if redeemed within 12 months of purchase. C Class Shares automatically convert to A Class Shares after being held for 10 years.

The SMidCap, SmallCap, AllCap and Alternative Income Funds offer Ultra Shares (sold without any sales loads and distribution and/or administrative services fees, requiring a $20,000,000 initial investment and offered exclusively to employer retirement plans; health savings accounts under section 223 of the Internal Revenue Code of 1986, as amended, if such accounts are maintained by the Fund at an omnibus level; endowments and foundations and local, city and state agencies; unaffiliated registered investment companies; collective investment trusts; banks and trust companies or law firms acting as trustee or manager for trust accounts; and insurance companies).

Each share class represents an ownership interest in the same investment portfolio of the Fund.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

New accounting pronouncements – In March 2020, FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides entities with optional guidance to ease potential accounting burden associated with transitioning away from the reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, amount other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by appliable regulation and within the regulatory deadlines.

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of this provision.

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds (“ETFs”), if any, but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. Future contracts are valued at the final settlement price, or, if a settled price is not available, at the last sale price as of the close of regular trading on the primary exchange on which they are traded. When using a quoted price and when the market is considered active, these securities will be classified as Level

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1 within the fair value hierarchy (see below). Fixed income securities are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. Total return swaps are valued as the change in the value of the underlying security plus/minus the accrued income payment based on LIBOR or some other form of indices on the notional amount. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value pursuant to procedures established by the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges, if any, are fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of April 30, 2022:

Westwood Quality Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$262,976,978	$—	$—	$262,976,978
Money Market Funds	5,733,366	—	—	5,733,366
Total Investment Securities	$268,710,344	$—	$—	$268,710,344

Westwood Quality MidCap Fund
Common Stocks	$476,170	$—	$—	$476,170
Money Market Funds	1,866	—	—	1,866
Total Investment Securities	$478,036	$—	$—	$478,036

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Westwood Quality SMIDCap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$299,024,546	$—	$—	$299,024,546
Money Market Funds	887,293	—	—	887,293
Total Investment Securities	$299,911,839	$—	$—	$299,911,839

Westwood Quality SmallCap Fund
Common Stocks	$1,006,363,731	$—	$—	$1,006,363,731
Money Market Funds	1,595,906	—	—	1,595,906
Total Investment Securities	$1,007,959,637	$—	$—	$1,007,959,637

Westwood Quality AllCap Fund
Common Stocks	$21,229,915	$—	$—	$21,229,915
Money Market Funds	316,606	—	—	316,606
Total Investment Securities	$21,546,521	$—	$—	$21,546,521

Westwood Total Return Fund
U.S. Government & Agencies	$—	$1,201,414	$—	$1,201,414
Convertible Bonds	—	9,831,941	—	9,831,941
Corporate Bonds	—	41,268,767	—	41,268,767
Foreign Governments	—	1,748,448	—	1,748,448
Common Stocks	60,614,560	—	—	60,614,560
Preferred Stocks	6,544,998	—	—	6,544,998
Money Market Funds	1,855,936	—	—	1,855,936
Total Investment Securities	$69,015,494	$54,050,570	$—	$123,066,064

Westwood Income Opportunity Fund
U.S. Government & Agencies	$—	$42,157,944	$—	$42,157,944
Convertible Bonds	—	26,857,272	—	26,857,272
Corporate Bonds	—	294,057,679	—	294,057,679
Foreign Governments	—	9,360,694	—	9,360,694
Common Stocks	302,563,795	—	—	302,563,795
Exchange-Traded Funds	14,560,140	—	—	14,560,140
Preferred Stocks	47,019,784	10,896,337	—	57,916,121
Money Market Funds	11,254,269	—	—	11,254,269
Total Investment Securities	$375,397,988	$383,329,926	$—	$758,727,914

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Westwood High Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$1,161,860	$—	$1,161,860
Convertible Bonds	—	1,376,875	—	1,376,875
Corporate Bonds	—	69,703,092	—	69,703,092
Foreign Governments	—	660,806	—	660,806
Common Stocks	22,932,061	—	—	22,932,061
Exchange-Traded Funds	790,389	—	—	790,389
Preferred Stocks	508,282	—	—	508,282
Money Market Funds	419,581	—	—	419,581
Total Investment Securities	$24,650,313	$72,902,633	$—	$97,552,946

Westwood Alternative Income Fund
U.S. Government & Agencies	$—	$2,979,844	$—	$2,979,844
Convertible Bonds	—	112,096,031	—	112,096,031
Corporate Bonds	—	27,924,544	—	27,924,544
Foreign Governments	—	556,574	—	556,574
Purchased Option Contracts	130,930	—	—	130,930
Money Market Funds	2,354,349	—	—	2,354,349
Total Investment Securities	$2,485,279	$143,556,993	$—	$146,042,272
Other Financial Instruments**
Total Return Swaps at value (assets)	$—	$3,281,077	$—	$3,281,077
Total Return Swaps at value (liabilities)	—	(818,164)	—	(818,164)
Futures	89,311	—	—	89,311
Total Investments	$2,574,590	$146,019,906	$—	$148,594,496

Westwood SmallCap Growth Fund
Common Stocks	$6,773,732	$—	$—	$6,773,732
Money Market Funds	40,681	—	—	40,681
Total Investment Securities	$6,814,413	$—	$—	$6,814,413

Amounts designated as “-” are $0 or have been rounded to $0.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments such as total return swap contracts and future contracts. These instruments are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended April 30, 2022.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that

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class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Discounts and premiums on fixed income securities, if any, are amortized using the interest method.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Futures contracts – A Fund may use futures contracts for tactical hedging purposes as well as to enhance a Fund’s returns. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When a Fund purchases or sells a futures contract, no price is paid to or received by a Fund. Instead, a Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. A Fund recognizes an unrealized gain or loss equal to the daily valuation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation receivable/payable are reported on the Statements of Assets and Liabilities.

Options written/purchased – The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Swap contracts – The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing the Funds’ interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately

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negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements, securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. The Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

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The Funds may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which a Fund invests.

Forward foreign currency contracts – The Funds may enter into forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked- to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign contracts, if any, will be included on the Funds’ Statements of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Redemption fees – In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Alternative Income Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions.

Distributions to shareholders – Value, MidCap, SMidCap, SmallCap, AllCap and SmallCap Growth Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions, if any, at least once each year. Total Return, Income Opportunity and Alternative Income Funds distribute to shareholders any net investment income dividends quarterly and net realized capital gains distributions, if any, at least once each year. High Income Fund distributes to shareholders any net investment income dividends monthly and net realized capital gains distributions, if any, at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of dividends paid to shareholders of the Funds for federal income tax purposes during the periods ended April 30, 2022 and October 31, 2021 was as follows:

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
Value Fund
April 30, 2022	$8,370,856	$31,247,826	$39,618,682
October 31, 2021	$2,548,171	$8,669,954	$11,218,125
MidCap Fund
April 30, 2022*	$—	$—	$—
SMidCap Fund
April 30, 2022	$19,959,073	$28,953,771	$48,912,844
October 31, 2021	$1,918,171	$3,592,035	$5,510,206
SmallCap Fund
April 30, 2022	$36,264,335	$14,953,771	$51,218,106
October 31, 2021	$4,593,002	$—	$4,593,002
AllCap Fund
April 30, 2022	$115,427	$—	$115,427
October 31, 2021**	$—	$—	$—

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	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
Total Return Fund
April 30, 2022	$6,017,089	$4,494,802	$10,511,891
October 31, 2021	$4,414,961	$319,567	$4,734,528
Income Opportunity Fund
April 30, 2022	$41,399,267	$40,005,156	$81,404,423
October 31, 2021	$29,561,680	$31,259,352	$60,821,032
High Income Fund
April 30, 2022	$2,132,617	$—	$2,132,617
October 31, 2021	$3,007,075	$—	$3,007,075
Alternative Income Fund
April 30, 2022	$3,075,840	$474,399	$3,550,239
October 31, 2021	$1,462,671	$—	$1,462,671
SmallCap Growth Fund
April 30, 2022	$14,715	$—	$14,715
October 31, 2021**	$—	$—	$—

*	Represents the period from the commencement of operations (November 30, 2021) through April 30, 2022.

**	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

Federal income tax – Each Fund has qualified and intends to, except MidCap Fund which opened during the current fiscal year and which intends to, continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

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The following information is computed on a tax basis for each item as of October 31, 2021:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Federal income tax cost	$150,806,013	n/a	$285,980,844	$863,742,232	$21,046,109
Gross unrealized appreciation	$59,076,453	n/a	$59,357,403	$257,108,988	$1,370,814
Gross unrealized depreciation	(2,301,390)	n/a	(6,436,416)	(21,873,306)	(195,766)
Net unrealized appreciation	56,775,063	n/a	52,920,987	235,235,682	1,175,048
Undistributed ordinary income	7,778,589	n/a	19,328,141	32,029,451	56,755
Undistributed long-term capital gains	31,246,584	n/a	28,952,647	14,951,567	—
Other temporary differences	(11)	n/a	(18)	211	—
Total distributable earnings	$95,800,225	n/a	$101,201,757	$282,216,911	$1,231,803

	Total	Income		Alternative	SmallCap
	Return	Opportunity	High	Income	Growth
	Fund	Fund	Income Fund	Fund	Fund
Federal income tax cost	$122,352,495	$777,800,812	$92,027,908	$170,780,093	$981,823
Gross unrealized appreciation	$22,954,392	$116,874,504	$5,575,881	$13,256,427	$45,137
Gross unrealized depreciation	(1,098,218)	(7,999,064)	(800,536)	(2,466,409)	(28,889)
Net unrealized appreciation	21,856,174	108,875,440	4,775,345	10,790,018	16,248
Undistributed ordinary income	4,485,760	33,888,906	3,073	2,000,690	9,928
Undistributed long-term capital gains	4,493,666	40,017,960	—	465,370	—
Capital loss carryforwards	—	—	(9,980,660)	—	—
Other temporary differences	4,373	393,789	(10)	(3,404,932)	—
Total distributable earnings (accumulated deficit)	$30,839,973	$183,176,095	$(5,202,252)	$9,851,146	$26,176

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments are due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales, constructive dividend income and partnership adjustments. Other temporary differences primarily consists of straddle loss deferral, contingent debt adjustment and perpetual bond.

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As of October 31, 2021, High Income Fund had long-term capital loss carryforwards of $9,980,660 for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in the current and future years, thereby reducing future taxable gains distributions, if any.

The federal tax cost, unrealized appreciation (depreciation) as of April 30, 2022 is as follows:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$229,408,647	$491,627	$296,461,263	$963,024,003	$22,113,293
Gross unrealized appreciation	52,246,188	28,701	24,257,296	125,823,598	1,281,400.00
Gross unrealized depreciation	(12,944,491)	(42,292)	(20,806,720)	(80,887,964)	(1,848,172)
Net unrealized appreciation (depreciation) on portfolio investments	$39,301,697	$(13,591)	$3,450,576	$44,935,634	$(566,772)

	Total	Income	High	Alternative	SmallCap
	Return	Opportunity	Income	Income	Growth
	Fund	Fund	Fund	Fund*	Fund
Tax cost of portfolio investments	$119,293,080	$645,832,078	$100,026,111	$153,076,223	$7,067,723
Gross unrealized appreciation	12,746,375	178,511,560	7,186,057	2,140,231	82,314.00
Gross unrealized depreciation	(8,973,391)	(65,615,724)	(9,659,222)	(9,174,182)	(335,624)
Net unrealized appreciation (depreciation) on portfolio investments	$3,772,984	$112,895,836	$(2,473,165)	$(7,033,951)	$(253,310)

*	Swap agreement appreciation and futures contracts totals $ 68,133,991 and $89,311, respectively. Depreciation on swap agreements totaled $65,671,078. These amounts were not included in the above schedule.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

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3. Investment Transactions

The cost of security purchases and proceeds from sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government securities) for the six months ended April 30, 2022 were as follows:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$170,761,944	$688,817	$197,872,328	$391,708,407	$13,401,832
Proceeds from sales of investment securities	$99,325,064	$198,016	$200,068,276	$331,578,082	$12,714,416

	Total	Income	High	Alternative	SmallCap
	Return	Opportunity	Income	Income	Growth
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$38,567,058	$275,387,850	$38,352,081	$111,917,775	$29,029,639
Proceeds from sales and maturities of investment securities	$36,825,860	$262,427,444	$25,808,898	$120,833,264	$22,203,575

The cost of security purchases and proceeds from sales and maturities of U.S. Government long-term securities for the six months ended April 30, 2022 were as follows:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$—	$—	$—	$—	$—
Proceeds from sales of investment securities	$—	$—	$—	$—	$—

	Total	Income	High	Alternative	SmallCap
	Return	Opportunity	Income	Income	Growth
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$2,695,725	$97,724,194	$11,779,043	$—	$—
Proceeds from sales and maturities of investment securities	$11,769,047	$150,816,360	$11,315,918	$—	$—

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4. Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, based on the average net assets of each Fund, computed and accrued daily and paid monthly, at the annual rate shown in the table below. Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 1, 2024, to reduce investment management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses of each Fund (exclusive of interest; taxes; brokerage commissions; Rule 12b-1 distribution fees (if any), administrative servicing fees (if any); borrowing expenses such as dividend and interest expenses on securities sold short; acquired fund fees and expenses; costs to organize the Funds; other expenditures which are capitalized in accordance with generally accepted accounting principle; and extraordinary expenses) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

			Institutional	A Class	C Class	Ultra Class
	Management		Class Expense	Expense	Expense	Expense
Fund	Fee		Limitation	Limitation	Limitation	Limitation
Value Fund	0.60%		0.65%	0.65%	0.65%	n/a
MidCap Fund	0.58%		0.78%	n/a	n/a	n/a
SMidCap Fund	0.75%		0.68%	n/a	n/a	0.68%
SmallCap Fund	0.85%		0.79%	0.79%	0.79%	0.79%
AllCap Fund	0.45%		0.45%	n/a	n/a	0.45%
Total Return Fund*	0.50%	(a)	0.75%	n/a	n/a	n/a
Income Opportunity Fund	0.75%		0.84%	0.84%	0.84%	n/a
High Income	0.38%	(b)	n/a	n/a	n/a	n/a
Alternative Income	0.53%	(c)	n/a	n/a	n/a	n/a
SmallCap Growth Fund	0.55%		0.55%	n/a	n/a	n/a

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.01% of the Alternative Income Fund’s average daily net assets. In addition, pursuant to a separate contractual agreement, the Adviser has contractually agreed to reduce its fees and reimburse expenses of the Total Return Fund, High Income Fund, and Alternative Income Fund in order to keep net operating expenses (excluding management fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the Funds’ average daily net assets as follows:

	Institutional	A Class	C Class	Ultra Class
	Class Expense	Expense	Expense	Expense
Fund	Limitation	Limitation	Limitation	Limitation
Total Return Fund	0.05%	0.05%	0.05%	n/a
High Income	0.10%	0.10%	0.10%	n/a
Alternative Income	0.00%	0.00%	0.00%	0.00%

*	In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of Total Return, High Income and Alternative Income Funds, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and

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a positive or negative performance adjustment (the “Performance Adjustment”) based on whether , and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year though October 31 of the following year (the “Performance Period”). For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period.

(a)	The Base Fee is an annual rate of 0.50%. The Index Hurdle is the Blended 60/40 S&P 500® Index/Bloomberg U.S. Aggregate Bond Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0020% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

(b)	The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(c)	The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

Under the terms of the ELA, investment management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Fee waivers/expense reimbursements for the Predecessor Funds prior to the Reorganization on November 1, 2021 are not subject to recoupment by the Adviser. As of April 30, 2022, the Adviser may seek repayment of investment management fee reductions and expense reimbursements no later than the dates below:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
April 30, 2025	$45,379	$49,603	$255,207	$629,173	$45,812

	Total	Income	High	Alternative	SmallCap
	Return	Opportunity	Income	Income	Growth
	Fund	Fund	Fund	Fund	Fund
April 30, 2025	$56,038	$—	$27,168	$106,133	$52,961

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OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus.

ADMINISTRATIVE SERVICES PLAN

MidCap, SMidCap, SmallCap, AllCap, High Income, Alternative Income and SmallCap Growth Funds have adopted an administrative services plan (the “Plan”) that provides that the Institutional Shares class of each Fund may pay financial intermediaries for shareholder services in an amount not to exceed 0.20% based on the average daily net assets of each Fund’s Institutional Shares. During the period ended April 30, 2022, the Institutional Shares of the Funds incurred the following administrative services plan fees under the Plan:

Administrative service plan fees
Institutional Shares
MidCap Fund	$424
SMIDCap Fund	228,303
SmallCap Fund	277,321
AllCap Fund	519
High Income*	—
Alternative Income Fund	27,679
SmallCap Growth Fund	5,586

*	During the six month period ended April 30, 2022, the prior year accrual was not completely depleted, so no additional expense was recognized.

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DISTRIBUTION PLAN

Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act (the “Plan”) for A Class Shares and C Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders in an amount not to exceed 0.25% based on average daily net assets of each Fund’s A Class Shares and 1.00% based on the average daily net assets of each Fund’s C Class Shares. During the period ended April 30, 2022, the A Class Shares and C Class Shares of the Funds incurred the following administrative services plan fees under the Plan:

Distribution fee
Value Fund
A Class Shares	$1,257
C Class Shares	169
SmallCap Fund
A Class Shares	1,882
C Class Shares	4,136
Total Return Fund
A Class Shares	5
C Class Shares	578
Income Opportunity Fund
A Class Shares	76,479
C Class Shares	66,726
Distribution fee
High Income Fund
A Class Shares	$2,654
C Class Shares	964
Alternative Income Fund
A Class Shares	50
C Class Shares	163

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also receives from each Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of April 30, 2022, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNER	% Ownership
Value Fund
Institutional Class
National Financial Services, LLC (for the benefit of its customers)	32%
SEI Private Trust Co. (for the benefit of its customers)	26%
A Class Shares
Pershing, LLC (for the benefit of its customers)	25%
C Class Shares
Raymond James (for the benefit of its customers)	100%

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NAME OF RECORD OWNER	% Ownership
MidCap Fund
Institutional Shares
Westwood Management Corp. (for the benefit of its customers)	100%
SMIDCap Fund
Institutional Class
Northern Trust Co. (The) (for the benefit of its customers)	52%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	91%
SmallCap Fund
Institutional Class
National Financial Services, LLC (for the benefit of its customers)	41%
A Class Shares
Charles Schwab & Co., Inc. (for the benefit of its customers)	44%
C Class Shares
Raymond James (for the benefit of its customers)	54%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	45%
Quality AllCap Fund
Institutional Shares
Westwood Management Corp. (for the benefit of its customers)	100%
Ultra Shares
U.S. Bank San Diego transit Corp.	89%
Total Return Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	88%
A Class Shares
Pershing, LLC (for the benefit of its customers)	95%
C Class Shares
LPL Financial (for the benefit of its customers)	100%
Income Opportunity Fund
A Class Shares
Wells Fargo Clearing Services (for the benefit of its customers)	38%
C Class Shares
Raymond James (for the benefit of its customers)	71%

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NAME OF RECORD OWNER	% Ownership
High Income Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	80%
A Class Shares
TD Ameritrade, Inc. (for the benefit of its customers)	43%
C Class Shares
Raymond James (for the benefit of its customers)	100%
Alternative Income Fund
Institutional Shares
LPL Financial (for the benefit of its customers)	43%
Charles Schwab & Co., Inc. (for the benefit of its customers)	30%
A Class Shares
Pershing, LLC (for the benefit of its customers)	58%
C Class Shares
SEI Investment Co. (for the benefit of its customers)	93%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	100%
SmallCap Growth Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	87%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivative Transactions

The following is a summary of the fair value of derivative instruments for Alternative Income Fund held by the Fund as of April 30, 2022 presented on the Statements of Assets and Liabilities.

	Assets
	Investments,	Unrealized
	at value for	appreciation	Swap
	purchased	on futures	agreements,
	options	contracts*	at value*
Equity Risk Exposure	$130,930	$—	$3,174,595
Interest Rate Risk Exposure	—	89,311	—
Credit Risk Exposure	—	—	106,481

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	Liabilities
	Investments,	Unrealized
	at value for	depreciation	Swap
	purchased	on futures	agreements,
	options	contracts*	at value*
Equity Risk Exposure	$—	$—	$296,676
Credit Risk Exposure	—	—	521,487

Amounts designated as “-” are $0 or have been rounded to $0.

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

The following summary of the effect of derivatives instruments for Alternative Income Fund on the Statements of Operations for the period ended April 30, 2022:

	Net realized	Net realized	Net realized
	gains from	gains from	gains (losses)
	purchased	futures	from swap
	options	contracts	transactions
Equity Risk Exposure	$51,354	$—	$14,954,243
Interest Rate Risk Exposure	—	54,237	—
Credit Risk Exposure			(2,992,462)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized as a Result from Operations
	Net unrealized	Net unrealized	Net unrealized
	gains from	gains from	gains (losses)
	purchased	futures	from swap
	options	contracts	transactions
Equity Risk Exposure	$115,626	$—	$4,011,015
Interest Rate Risk Exposure	—	66,402	—
Credit Risk Exposure	—	—	295,437

Amounts designated as “—” are $0 or have been rounded to $0.

Offsetting Assets and Liabilities:

Alternative Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Alternative Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Alternative Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

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A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

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As of April 30, 2022, Alternative Income Fund’s derivative assets and liabilities by type are as follows:

Description	Assets	Liabilities
Derivative Financial Instruments:
Options contract	$130,930	$—
Futures contracts	89,311	—
Swap agreements	3,281,077	(818,164)
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,501,318	(818,164)
Derivative not subject to a MNA or similar agreement	(220,241)	—
Total assets and liabilities subject to a MNA	$3,281,077	$(818,164)

Amounts designated as “-” are $0 or have been rounded to $0.

*	Includes options contracts purchased at value as reported in the Statements of Assets and Liabilities.

The following table represents the Alternative Income Fund’s derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of April 30, 2022.

Derivative
	Derivative	Liabilities
	Assets Subject	Subject to	Net Amount	Non-cash
	to a MNA by	a MNA by	of Derivative	Collateral
	Counterparty	Counterparty	Assets	Received(a)	Net Exposure
BNP Paribas	$3,281,077	$(818,164)	$2,462,913	$(2,462,913)	$—

(a)	The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

6. Certain Investments and Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

RISKS ASSOCIATED WITH LOWER RATE DEBT SECURITIES

High Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

WESTWOOD FUNDS

RISKS ASSOCIATED WITH RULE 144A SECURITIES

Rule 144A securities are securities that are exempt from registration in compliance with the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBS”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and a Fund might be unable to dispose of the securities promptly or at a reasonable price. As of April 30, 2022, High Income Fund had 40.6% of the value of its net assets invested in Rule 144A securities.

7. Change in Auditor

Prior to November 1, 2021, Ernst & Young, LLP (“EY”), One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, PA, served as independent registered public accounting firm for the Predecessor Funds. The financial statements and notes thereto incorporated by reference for the Predecessor Westwood Quality Value Fund, the Predecessor Westwood Total Return Fund, the Predecessor Westwood Quality SMidCap Fund, the Predecessor Westwood Quality SmallCap Fund, the Predecessor Westwood Income Opportunity Fund, the Predecessor Westwood High Income Fund and the Predecessor Westwood Alternative Income Fund have been audited by EY, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing. For the fiscal years ended October 31, 2021 and October 31, 2020, EY audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with its audits for the fiscal years ended October 31, 2021 and October 31, 2020, there were no disagreements between Westwood and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of EY, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

BBD, LLP (“BBD”), located at 1835 Market Street, 3rd Floor, Philadelphia, PA, 19103, serves as the independent registered public accounting firm for the Funds. During the Funds’ fiscal years ended October 31, 2021 and October 31, 2020, neither the Registrant nor anyone on its behalf consulted BBD concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

8. In-Kind Transactions

During the year ended October 31, 2021, the Value Fund issued shares of beneficial interest in exchange for securities and the Income Opportunity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

	Transaction	Shares Sold/	Securities at
	Date	(Redeemed)	Value	Cash	Total	Realized Gain
Value Fund	6/30/2021	$1,175,620	$16,314,560	$778,960	$17,093,520	$—
Income Opportunity Fund	4/20/2021	(1,578,769)	20,162,864	1,403,118	21,565,982	2,878,054

WESTWOOD FUNDS

9. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

WESTWOOD FUNDS

ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, possibly including sales charges (loads) and redemption fees, and (2) ongoing costs, including management fees, class-specific expenses (such as administrative services fees and/or Rule 12b-1 fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (November 1, 2021) and held until the end of the period (April 30, 2022), except for MidCap Fund, for which the ongoing costs reflected in the table below are based on an investment of $1,000 made at the commencement of operations (November 30, 2021) and held until the end of the period (April 30, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2021	2022	Ratio (a)	Period (b)
Value Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$960.10	0.65%	$3.16
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
A Class Shares
Based on Actual Fund Return	$1,000.00	$958.10	0.90%	$4.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
C Class Shares
Based on Actual Fund Return	$1,000.00	$954.90	1.65%	$7.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.61	1.65%	$8.15
MidCap Fund (c)
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$974.00	0.79%	$3.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.88	0.79%	$3.96
SMidCap Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$897.90	0.88%	$4.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.43	0.88%	$4.41
Ultra Shares
Based on Actual Fund Return	$1,000.00	$899.50	0.68%	$3.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.42	0.68%	$3.41
SmallCap Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$877.30	0.89%	$4.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.38	0.89%	$4.46
A Class Shares
Based on Actual Fund Return	$1,000.00	$877.00	1.04%	$4.84
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.64	1.04%	$5.21

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2021	2022	Ratio (a)	Period (b)
SmallCap Fund (continued)
C Class Shares
Based on Actual Fund Return	$1,000.00	$873.40	1.79%	$8.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.92	1.79%	$8.95
Ultra Shares
Based on Actual Fund Return	$1,000.00	$878.00	0.79%	$3.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.88	0.79%	$3.96
AllCap Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$933.40	0.65%	$3.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
Ultra Shares
Based on Actual Fund Return	$1,000.00	$934.80	0.45%	$2.16
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
Total Return Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$910.40	0.56%	$2.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.02	0.56%	$2.81
A Class Shares
Based on Actual Fund Return	$1,000.00	$909.00	0.85%	$4.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
C Class Shares
Based on Actual Fund Return	$1,000.00	$905.10	1.58%	$7.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.96	1.58%	$7.90
Income Opportunity Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$911.60	0.81%	$3.84
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.78	0.81%	$4.06

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2021	2022	Ratio (a)	Period (b)
Income Opportunity Fund (continued)
A Class Shares
Based on Actual Fund Return	$1,000.00	$910.30	1.06%	$5.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.54	1.06%	$5.31
C Class Shares
Based on Actual Fund Return	$1,000.00	$907.40	1.81%	$8.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.82	1.81%	$9.05
High Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$926.10	0.80%	$3.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.83	0.80%	$4.01
A Class Shares
Based on Actual Fund Return	$1,000.00	$925.30	1.05%	$5.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.59	1.05%	$5.26
C Class Shares
Based on Actual Fund Return	$1,000.00	$921.50	1.80%	$8.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.87	1.80%	$9.00
Alternative Income Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$976.90	0.30%	$1.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
A Class Shares
Based on Actual Fund Return	$1,000.00	$976.50	0.45%	$2.21
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
C Class Shares
Based on Actual Fund Return	$1,000.00	$973.20	1.21%	$5.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.79	1.21%	$6.06

WESTWOOD FUNDS

	Beginning	Ending
	Account Value	Account Value		Expenses Paid
	November 1,	April 30,	Net Expense	During
	2021	2022	Ratio (a)	Period (b)
Alternative Income Fund (continued)
Ultra Shares
Based on Actual Fund Return	$1,000.00	$977.20	0.20%	$0.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.80	0.20%	$1.00
SmallCap Growth Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$841.80	0.75%	$3.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.08	0.75%	$3.76

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

(c)	MidCap Fund, for which expenses are equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 151/365 (to reflect the period since commencement of operations, November 30, 2021) and 181/365 (to reflect the one-half year period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

WESTWOOD HIGH INCOME FUND

WESTWOOD INCOME OPPORTUNITY FUND

WESTWOOD QUALITY VALUE FUND

WESTWOOD QUALITY SMALLCAP FUND

WESTWOOD ALTERNATIVE INCOME FUND

WESTWOOD QUALITY SMIDCAP FUND

WESTWOOD TOTAL RETURN FUND

WESTWOOD QUALITY MIDCAP FUND

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Investment Advisory Agreement (the “Agreement”) with Westwood Management Corp. (the “Adviser” or “Westwood”) with respect to the Westwood High Income Fund, the Westwood Income Opportunity Fund, the Westwood Quality Value Fund, the Westwood Quality SmallCap Fund, the Westwood Alternative Income Fund, the Westwood Quality SmidCap Fund and the Westwood Total Return Fund (individually a “Fund” and collectively, the “Funds”) for an initial term of two years. The Board approved the Agreement at a meeting held on April 19, 20 and 21, 2021 (the “Meeting”), at which all of the Trustees were present.

In deciding whether to approve the Agreement, the Board recalled its discussion with representatives of Westwood during the Meeting and its review of the various materials related to Westwood. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the responsibilities Westwood would have under the Agreement for each of the Funds. The Board also considered the proposed services that Westwood would provide to each of the Funds including, without limitation, providing a continuous investment program for the Funds, adhering to each Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of each of the Funds. The Board considered the qualifications and experience of Westwood’s portfolio managers who are responsible for the day to day management of the Funds, as well as the qualifications and experience of the other individuals at Westwood who will provide services to the Funds. The Board also considered that the services to be provided under the Agreement would be substantially similar to those Westwood provided to the Funds’ predecessor funds (the “Predecessor Funds”) prior to their reorganization into the Trust. After reviewing the foregoing and further information provided to the Board (e.g., descriptions of Westwood’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Westwood to the Funds were satisfactory and adequate.

The investment management capabilities and experience of the Adviser. In this regard, the Board considered the investment management experience of Westwood and its personnel. The Board considered its discussion with representatives of Westwood regarding the investment objective and strategies for each of the Funds and Westwood’s experience and plans for implementing such strategies. In particular, the Board considered the information from Westwood regarding prior experience managing the Predecessor Funds and with other accounts that had similar investment objectives and strategies as the Funds. After consideration of these and other factors, the Board determined that Westwood has the requisite knowledge and experience to serve as investment adviser for each of the Funds.

The investment performance of the Adviser and the Funds. The Board considered Westwood’s historical performance in management of the Predecessor Funds and with other accounts that had similar investment objectives and strategies as the Funds. The Board recalled the information provided by Westwood regarding the Predecessor Fund’s performance and explaining their expectations and strategies for the future. The Board determined that the Predecessor Funds’ historical performance was satisfactory, or, where the Predecessor Funds’ performance was materially below their benchmarks and/or peer groups, the Board was satisfied by the reasons for the underperformance and/or the steps taken by Westwood in an effort to improve the performance of the Funds.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds. In this regard, the Board considered Westwood’s methods of operation; its financial condition (and

WESTWOOD HIGH INCOME FUND

WESTWOOD INCOME OPPORTUNITY FUND

WESTWOOD QUALITY VALUE FUND

WESTWOOD QUALITY SMALLCAP FUND

WESTWOOD ALTERNATIVE INCOME FUND

WESTWOOD QUALITY SMIDCAP FUND

WESTWOOD TOTAL RETURN FUND

WESTWOOD QUALITY MIDCAP FUND

that of its parent company) and the projected asset levels of the Funds; and the overall expenses of each of the Funds, including the advisory fee. The Board reviewed the expense limitation agreement (the “ELA”) for the Funds and noted the benefit to the Funds from Westwood’s commitment to reduce its advisory fee and reimburse other operating expenses through at least November 1, 2023. The Board discussed Westwood’s financial condition, and that of Westwood’s parent company, and their ability to satisfy their financial commitments to the Funds. The Board also considered potential benefits for Westwood in managing the Funds, including promotion of Westwood’s name. The Board compared each Fund’s proposed advisory fee and overall expense ratio to the other funds in its custom peer group and Morningstar category, if applicable. The Board also reviewed the management fees charged by the Westwood to other clients with comparable mandates to the Funds. The Board considered any differences in management fees and took into account the respective demands, resources and complexity associated with each. The Board concluded, within the context of its full deliberations, that the proposed advisory fee and total expense limit for the Funds were within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances.

The Board considered the potential profits to be realized by Westwood from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, that was anticipated to accrue to Westwood and its affiliates. The Board considered how Westwood’s anticipated profitability would be affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the advisory fee to be paid to Westwood by each of the Funds is reasonable in light of the nature and quality of the services provided by Westwood.

The extent to which the Funds and their investors would benefit from economies of scale. In this regard, the Board considered the Agreement and the ELA. The Board considered Westwood’s views relating to economies of scale in connection with the Funds as fund assets grow and the extent to which the benefits of any such economies of scale may be shared with the funds and fund shareholders. The Board recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. The Board noted that each Fund would benefit from the ELA and the Board can review the arrangement going forward if necessary. Based on this evaluation, the Board concluded that the proposed advisory fee for each Fund was reasonable in light of the information that was provided to the Board by Westwood with respect to economies of scale.

After further discussion of the factors noted above and in reliance of the information provided by Westwood and Trust management and taking into account the totality of all factors discussed and information presented at the Meeting, the Board indicated its desire to approve the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously approved the Agreement for each of the Funds.

The Board, including the Independent Trustees voting separately, has reviewed and approved the Investment Advisory Agreement (the “Agreement”) with Westwood Management Corp. (the “Adviser” or “Westwood”) with respect to the Westwood Quality MidCap Fund (the “MidCap Fund”) for an initial term of two years. The Board approved the Agreement at a meeting held on July 19, 20 and 21, 2021 (the “Meeting”), at which all of the Trustees were present.

WESTWOOD HIGH INCOME FUND

WESTWOOD INCOME OPPORTUNITY FUND

WESTWOOD QUALITY VALUE FUND

WESTWOOD QUALITY SMALLCAP FUND

WESTWOOD ALTERNATIVE INCOME FUND

WESTWOOD QUALITY SMIDCAP FUND

WESTWOOD TOTAL RETURN FUND

WESTWOOD QUALITY MIDCAP FUND

In deciding whether to approve the Agreement, the Board recalled its discussion with representatives of Westwood during the Meeting and prior meetings and its review of the various materials related to Westwood. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the responsibilities Westwood would have under the Agreement for the MidCap Fund. The Board also considered the proposed services that Westwood would provide to the MidCap Fund including, without limitation, providing a continuous investment program for the MidCap Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the MidCap Fund. The Board considered the qualifications and experience of the other individuals at Westwood who will provide services to the MidCap Fund. The Board concluded that the quality, extent, and nature of the services to be provided by Westwood to the MidCap Fund were satisfactory.

The investment management capabilities and experience of the Adviser. In this regard, the Board considered the investment management experience of Westwood and its personnel. The Board considered its discussion with representatives of Westwood regarding the investment objective and strategies for the MidCap Fund and Westwood’s experience and plans for implementing such strategies. In particular, the Board considered the information from Westwood regarding prior experience managing other accounts that had similar investment objectives and strategies as the MidCap Fund. After consideration of these and other factors, the Board determined that Westwood has the requisite knowledge and experience to serve as investment adviser for the MidCap Fund.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the MidCap Fund. In this regard, the Board considered the proposed management fee for the MidCap Fund and proposed overall expense ratio, each as compared to the other funds in its custom peer group and Morningstar category and to the fees charged by the Westwood to other clients with comparable mandates to the MidCap Fund. The Board considered the anticipated profitability of Westwood from the MidCap Fund and the potential the indirect benefits that Westwood would receive from its management of the MidCap Fund. The Board concluded that the advisory fee to be paid to Westwood by the MidCap Fund is reasonable in light of the nature and quality of the services provided by Westwood.

The extent to which the MidCap Fund and its investors would benefit from economies of scale. In this regard, the Board considered the Agreement and the ELA. The Board considered economies of scale in connection with the MidCap Fund if fund assets grew and the extent to which the benefits of any such economies of scale may be shared with the funds and fund shareholders. The Board recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. The Board noted that the MidCap Fund would benefit from the ELA and the Board will continue going forward to review the arrangement. Based on this evaluation, the Board concluded that the proposed advisory fee for the MidCap Fund was reasonable in light of the information that was provided to the Board by Westwood with respect to economies of scale.

After further discussion of the factors noted above and in reliance of the information provided by Westwood and Trust Management and taking into account the totality of all factors discussed and information presented, the Board indicated its desire to approve the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously approved the Agreement for the MidCap Fund.

WESTWOOD FUNDS

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE WESTWOOD FUNDS® (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-FUND-WHG

WESTWOOD FUNDS

Who we are
Who is providing this notice?	Westwood Funds® Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Westwood Management Corp., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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The Westwood Funds

P.O. Box 541150

Omaha, NE 68154

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, TX 75201

Distributor:

Ultimus Fund Distributors, LLC

225 Pictoria Drive

Suite 450

Cincinnati, OH 45246

Administrator:

Ultimus Fund Solutions, LLC

225 Pictoria Drive

Suite 450

Cincinnati, OH 45246

Legal Counsel:

Kilpatrick Townsend & Stockton LLP

4208 Six Forks Road

Suite 1400

Raleigh, NC 27609

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Westwood-SAR-22

(b)	Not applicable

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.IND PUB ACCT Change in the registrant’s independent public accountant

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Khimmara Greer
Khimmara Greer, Secretary

Date	July 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	July 11, 2022

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	July 11, 2022

* Print the name and title of each signing officer under his or her signature.